UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-06114

Cavanal Hill Funds

(Exact name of registrant as specified in charter)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:      1-800-762-7085

Date of fiscal year end:      8/31

Date of reporting period:      8/31/23

Item 1. Reports to Stockholders.

Annual Report

August 31, 2023

U.S. Treasury Fund

Government Securities Money Market Fund

Limited Duration Fund

Moderate Duration Fund

Bond Fund

Strategic Enhanced Yield Fund

Ultra Short Tax-Free Income Fund

Opportunistic Fund

World Energy Fund

Hedged Income Fund

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.cavanalhillfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (800) 762-7085.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund you can call (800) 762-7085 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Table of Contents

Management Discussion of Fund Performance

3

Statements of Assets and Liabilities

20

Statements of Operations

23

Statements of Changes in Net Assets

26

Schedules of Portfolio Investments

31

Notes to the Financial Statements

61

Financial Highlights

72

Report of Independent Registered Public Accounting Firm

92

Additional Fund Information

94

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each non-Money Market Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-PORT. The Money Market Funds file completed Schedules of Portfolio Holdings with the Securities and Exchange Commission on Form N-NMFP. Schedules of Portfolio Holdings for the funds are available without charge on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

Cavanal Hill Distributors, Inc., member FINRA, serves as the distributor for the Cavanal Hill Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the Distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

Glossary of Terms

Bloomberg 1-Year Municipal Bond Index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years.

Bloomberg Asset-Backed Securities (ABS) Index includes pass-through, bullet, and controlled amortization structures. The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche.

Bloomberg U.S. Aggregate Bond Index measures the investment-grade, USD-denominated, fixed-rate taxable bond market, including Treasuries, government-re-lated and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS.

Bloomberg U.S. CMBS Investment Grade Index measures the market of U.S. Agency and US Non-Agency conduit and fusion CMBS deals with a minimum current deal size of $300m. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are ERISA eligible under the underwriter’s exemption, and the non-US Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/ BB+ or below. Bonds from issuers with an emerging markets (EM) country of risk, based on Barclays EM country definition, are excluded.

Bloomberg U.S. Corporate Investment-Grade Index covers all publicly issued U.S. corporate, non-corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements, to qualify, bonds must be SEC-registered.

Bloomberg U.S. Intermediate Aggregate Bond Index is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years.

Bloomberg U.S. Mortgage-Backed Securities tracks agency mortgage pass-through securities (no longer incorporates hybrid ARM) guaranteed by Ginnie Mae (GNMA), Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Bloomberg U.S. Treasury 20+ Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 20+ years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg U.S. Treasury Index is an index of the public obligations of the U.S. Treasury with a remaining maturity of one year or more are non-convertible and are denominated in U.S. dollars. Securities must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade.

CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buywrite strategy using S&P 500 index call options.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations, and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years.

MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard.

Russell 1000® Index is designed to represent the performance of companies within specific sectors of the Russell 1000® Index. Methodology equally weights securities within each sector, mitigating security specific risk an offering balanced exposure to particular sectors.

Russell 2000® Index is designed to represent the performance of companies within specific sectors of the Russell 2000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Index is designed to represent the performance of companies within specific sectors of the Russell 3000® Index. Methodology equally weights securities within each sector, mitigating security specific risk and offering balanced exposure to particular sectors.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. The Russell 3000® Growth Index includes companies that display signs of above average growth, exhibit higher price-to-book, and forecasted earnings.

Russell 3000® Value Index is a market capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000® Index, included in the index are stocks from the Russell 3000 with lower price-to-book ratios and lower expected growth rates.

Russell Midcap® Index tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

Secured Overnight Financing Rate (SOFR) is a measure of the cost of borrowing cash overnight collateralized by Treasury securities, the benchmark is fully transaction based, founded on a robust underlying market–actual transaction level data is provided by Bank of New York Mellon and an affiliate of the Depository Trust & Clearing Corporation, DTCC Solutions LLC.

Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index is produced by Municipal Market Data (MMD), which is a 7-day high-grade market index comprised of tax-exempt variable rate demand obligations (VRDO’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

Standard & Poor 500 Index (S&P 500 Index) is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market.

The above indices are unmanaged and do not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Gross Domestic Product (GDP) measures the market value of the goods and services produced by labor and property within the respective country/economic region. Yield to Worst (YTW) is lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond.

Organization of Petroleum Exporting Countries (OPEC) is a permanent intergovernmental organization of 14 oil-exporting developing nations that coordinates and unifies the petroleum policies of its Member Countries.

Money Market Funds (Unaudited)

Market Conditions

A material economic slowdown, although anticipated by a number of market participants, did not happen over the course of the Funds’ fiscal year ended August 31, 2023, and Federal Reserve actions to lower inflation took considerably more effort than many had thought.

The overall environment for the money market fund industry was quite benign. In fact, U.S. money market fund assets reached an all-time high of $6.007 trillion as of August 31, according to Money Fund Intelligence. For the 12 months ended August 31, the industry enjoyed growth of $965.4 billion, or 19.1%. This growth was driven by the high returns available in the money fund sector.

As of August 31, 2023, the average money market fund yield was 5.04%. The market environment rewarded very short maturity instruments as rates continued to climb upwards. The main challenge was to try to anticipate when the Fed’s monetary tightening campaign would end.

The U.S. Treasury Fund and the Government Securities Money Market Fund

The key investment opportunity during the year was to ride the wave of ever-higher short-term interest rates. To that end, we kept a very sizable proportion of funds in overnight repurchase agreements (repos), which quickly captured rate increases as they happened, and being priced at par, they did not fluctuate in value as rates rose.

Both money market funds have Treasury Bill positions maturing later in the year to capture yields that are better than overnight repos. Our Government Securities Money Market Fund also has U.S. Government Agency floating rate notes that, again, yield more than overnight repos.*

We began investing in overnight repos issued by the Federal Reserve Bank of New York in the U.S. Treasury Fund, as we have been doing for more than a year in the Government Securities Money Market Fund. This adds an appreciable advantage over the typical yield of other overnight repos.*

Outlook

The federal funds futures market indicates that the Fed is close to the end of its tightening campaign, and we agree. We feel that rates will stay elevated for some time to come. The challenge will be to maintain the optimal blend of maturities and securities types to be able to exploit the opportunities the markets present.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than 3.5 years.

For the year ended August 31, 2023, the Limited Duration Fund A Shares (at NAV) returned 1.13%; Investor Shares returned 1.33%, while the Institutional Shares returned 1.56%. The Fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index1 posted a total return of 1.20%.

Market Conditions

Real economic growth has remained remarkably resilient over the past 12 months, surprising many forecasters who expected a significant decline in economic activity. In its mandate to achieve stable prices, the Federal Reserve maintained its hawkish stance throughout the period, embarking on the largest rate hike cycle in decades. While inflation remains well above the Fed’s stated 2% target, inflation is far from its peak and appears to be on a path towards the 2% level.

Tighter Fed policy has yet to affect employment, with the unemployment rate remaining well below 4% over the past 12 months. The strength in employment and wage gains provided a strong tailwind for consumer spending. Most notably, the housing and auto markets have remained strong in the face of significantly higher borrowing costs.

Despite the sharp increase in interest rates, risk markets performed admirably over the past year.

Within the domestic fixed income market, high yield was the star performer, posting mid- to high-single-digit returns. Looking at the U.S. high grade fixed income market, the two paths to outperformance were being short duration or having a lower quality bias. Long duration, high quality bonds were the laggards over the period, bearing the brunt of the increase in interest rates without much of a spread component to soften the blow.

The interest rate curve remains significantly inverted, as the market continues to price in interest rate cuts within the next two years. Given the low level of unemployment and inflation remaining above the Fed’s stated target, along with strength in the risk markets, interest rate cuts appear implausible. If these trends continue, the market should have to price out the interest rate cuts. In that environment, interest rates in the belly of the curve should rise, reducing the level of inversion. Given the potential for this outcome, we favor maintaining a short duration bias.

We also favor a high quality bias. Tight monetary policy has historically been effective at slowing down economic growth and inflation. The Fed has raised interest rates to levels not seen in 15 years. It makes sense to maintain a degree of caution as the ultimate impacts of the new interest rate regime may not yet be fully known. If the economy continues to strengthen, there would very likely be further spread narrowing in the riskier parts of the bond market. However, given the high absolute level of interest rates, the opportunity cost in eschewing riskier credits appears marginal.

Fund Strategy

We remain short of our benchmark on duration. Given the continued strength in the economy and risk markets, we expect monetary policy to remain tight for longer than the market currently expects. This would pressure interest rates in the belly of the curve higher and supports a shorter duration bias.*

We also continue to favor higher quality credits over lower quality. The spread tightening over the past 12 months has reduced the opportunity cost of holding higher quality relative to lower quality. We believe the yields available in some government sectors appear very attractive, certainly relative to much of the Baa-rated corporate market. If tight monetary policy does indeed begin to negatively affect economic growth, a high quality bias is appropriate.*

The same idea holds true in our preference for maintaining a high degree of liquidity. With the cash market now yielding over 5%, the hurdle rate for taking on liquidity risk is much higher than it has been in a very long time.*

Outlook

Expected returns across fixed income are as high as they have been in 15 years. Inflation is the most troubling economic outcome for fixed income investors and inflation has remained higher and stickier than most had predicted. However, the trend has certainly been lower and the rhetoric from the Fed has been consistent in that it is committed to bringing inflation back down to its 2% target. With that backdrop, fixed income appears extremely attractive compared with the low rate environment that had existed since the Great Financial Crisis.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Limited Duration Fund (Unaudited)

Index Description

The performance of the Limited Duration Fund is measured against the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Funds’ prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2023	1 Year	5 years	10 Year
A Shares (at NAV)[1]	1.13%	0.78%	0.96%
A Shares (with 2.00% maximum load)[1]	(0.85)%	0.37%	0.76%
Investor Shares	1.33%	0.80%	0.95%
Institutional Shares	1.56%	1.04%	1.21%
ICE BofA ML 1-5 Year US Corporate/Government Index	1.20%	1.21%	1.24%
Lipper Short Investment Grade Debt Funds Average[2]	2.54%	1.38%	1.32%

Expense Ratios
Gross
A Shares	0.93%
Investor Shares	1.08%
Institutional Shares	0.83%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Moderate Duration Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average duration of no longer than five years.

For the year ended August 31, 2023, the Moderate Duration Fund A Shares (at NAV) returned 0.59%; Investor Shares returned 0.59%, and the Institutional Shares returned 0.74%. The Fund’s benchmark, the Bloomberg U.S. Intermediate Aggregate Bond Index1, showed total return of -0.35%.

Market Conditions

Real economic growth has remained remarkably resilient over the past 12 months, surprising many forecasters who expected a significant decline in economic activity. In its mandate to achieve stable prices, the Federal Reserve maintained its hawkish stance throughout the period, embarking on the largest rate hike cycle in decades. While inflation remains well above the Fed’s stated 2% target, inflation is far from its peak and appears to be on a path towards the 2% level.

Tighter Fed policy has yet to affect employment, with the unemployment rate remaining well below 4% over the past 12 months. The strength in employment and wage gains provided a strong tailwind for consumer spending. Most notably, the housing and auto markets have remained strong in the face of significantly higher borrowing costs.

Despite the sharp increase in interest rates, risk markets performed admirably over the past year.

Within the domestic fixed income market, high yield was the star performer, posting mid- to high-single-digit returns. Looking at the U.S. high grade fixed income market, the two paths to outperformance were being short duration or having a lower quality bias. Long duration, high quality bonds were the laggards over the period, bearing the brunt of the increase in interest rates without much of a spread component to soften the blow.

The interest rate curve remains significantly inverted, as the market continues to price in interest rate cuts within the next two years. Given the low level of unemployment and inflation remaining above the Fed’s stated target, along with strength in the risk markets, interest rate cuts appear implausible. If these trends continue, the market should have to price out the interest rate cuts. In that environment, interest rates in the belly of the curve should rise, reducing the level of inversion. Given the potential for this outcome, we favor maintaining a short duration bias.

We also favor a high quality bias. Tight monetary policy has historically been effective at slowing down economic growth and inflation. The Fed has raised interest rates to levels not seen in 15 years. It makes sense to maintain a degree of caution as the ultimate impacts of the new interest rate regime may not yet be fully known. If the economy continues to strengthen, there would very likely be further spread narrowing in the riskier parts of the bond market. However, given the high absolute level of interest rates, the opportunity cost in eschewing riskier credits appears marginal.

Fund Strategy

We remain short of our benchmark on duration. Given the continued strength in the economy and  risk markets, we expect monetary policy to remain tight for longer than the market currently expects. This would pressure interest rates in the belly of the curve higher and supports a shorter duration bias.*

We also continue to favor higher quality credits over lower quality. The spread tightening over the past 12 months has reduced the opportunity cost of holding higher quality relative to lower quality. We believe the yields available in some government sectors appear very attractive, certainly relative to much of the Baa-rated corporate market. If tight monetary policy does indeed begin to negatively affect economic growth, a high quality bias is appropriate.*

The same idea holds true in our preference for maintaining a high degree of liquidity. With the cash market now yielding over 5%, the hurdle rate for taking on liquidity risk is much higher than it has been in a very long time.*

Outlook

Expected returns across fixed income are as high as they have been in 15 years. Inflation is the most troubling economic outcome for fixed income investors and inflation has remained higher and stickier than most had predicted. However, the trend has certainly been lower and the rhetoric from the Fed has been consistent in that it is committed to bringing inflation back down to its 2% target. With that backdrop, fixed income appears extremely attractive compared with the low rate environment that had existed since the Great Financial Crisis.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Moderate Duration Fund (Unaudited)

Index Description

The performance of the Moderate Duration Fund is measured against the Bloomberg U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Intermediate-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2023	1 Year	5 years	10 Year
A Shares (at NAV)[1]	0.59%	0.32%	0.99%
A Shares (with 2.00% maximum load)[1]	(1.44)%	(0.08)%	0.79%
Investor Shares	0.59%	0.30%	0.96%
Institutional Shares	0.74%	0.55%	1.22%
Bloomberg U.S. Intermediate Aggregate Bond Index	(0.35)%	0.68%	1.34%
Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	1.33%	1.16%	1.23%

Expense Ratios
Gross
A Shares	1.38%
Investor Shares	1.53%
Institutional Shares	1.28%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Bond Fund (Unaudited)

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed-income securities as well as mortgage-backed securities (MBS) and asset-backed securities (ABS), with the Fund maintaining a dollar-weighted average maturity of three years or more and generally no longer than 10 years.

For the year ended August 31, 2023, the Bond Fund A Shares (at NAV) returned -1.42%; the Investor Shares returned -1.42%; and the Institutional Shares returned -1.19%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, showed a total return of -1.19%.

Market Conditions

Real economic growth has remained remarkably resilient over the past 12 months, surprising many forecasters who expected a significant decline in economic activity. In its mandate to achieve stable prices, the Federal Reserve maintained its hawkish stance throughout the period, embarking on the largest rate hike cycle in decades. While inflation remains well above the Fed’s stated 2% target, inflation is far from its peak and appears to be on a path towards the 2% level.

Tighter Fed policy has yet to affect employment, with the unemployment rate remaining well below 4% over the past 12 months. The strength in employment and wage gains provided a strong tailwind for consumer spending. Most notably, the housing and auto markets have remained strong in the face of significantly higher borrowing costs.

Despite the sharp increase in interest rates, risk markets performed admirably over the past year. Within the domestic fixed income market, high yield was the star performer, posting mid- to high-single-digit returns. Looking at the U.S. high grade fixed income market, the two paths to outperformance were being short duration or having a lower quality bias. Long duration, high quality bonds were the laggards over the period, bearing the brunt of the increase in interest rates without much of a spread component to soften the blow.

The interest rate curve remains significantly inverted, as the market continues to price in interest rate cuts within the next two years. Given the low level of unemployment and inflation remaining above the Fed’s stated target, along with strength in the risk markets, interest rate cuts appear implausible. If these trends continue, the market should have to price out the interest rate cuts. In that environment, interest rates in the belly of the curve should rise, reducing the level of inversion. Given the potential for this outcome, we favor maintaining a short duration bias.

We also favor a high quality bias. Tight monetary policy has historically been effective at slowing down economic growth and inflation. The Fed has raised interest rates to levels not seen in 15 years. It makes sense to maintain a degree of caution as the ultimate impacts of the new interest rate regime may not yet be fully known. If the economy continues to strengthen, there would very likely be further spread narrowing in the riskier parts of the bond market. However, given the high absolute level of interest rates, the opportunity cost in eschewing riskier credits appears marginal.

Fund Strategy

We remain short of our benchmark on duration. Given the continued strength in the economy and risk markets, we expect monetary policy to remain tight for longer than the market currently expects. This would pressure interest rates in the belly of the curve higher and supports a shorter duration bias.*

We also continue to favor higher quality credits over lower quality. The spread tightening over the past 12 months has reduced the opportunity cost of holding higher quality relative to lower quality. We believe the yields available in some government sectors appear very attractive, certainly relative to much of the Baa-rated corporate market. If tight monetary policy does indeed begin to negatively affect economic growth, a high quality bias is appropriate.*

The same idea holds true in our preference for maintaining a high degree of liquidity. With the cash market now yielding over 5%, the hurdle rate for taking on liquidity risk is much higher than it has been in a very long time.*

Outlook

Expected returns across fixed income are as high as they have been in 15 years. Inflation is the most troubling economic outcome for fixed income investors and inflation has remained higher and stickier than most had predicted. However, the trend has certainly been lower and the rhetoric from the Fed has been consistent in that it is committed to bringing inflation back down to its 2% target. With that backdrop, fixed income appears extremely attractive compared with the low rate environment that had existed since the Great Financial Crisis.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Bond Fund (Unaudited)

Index Description

The performance of the Bond Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2023	1 Year	5 years	10 Year
A Shares (at NAV)[1]	(1.42)%	0.05%	0.83%
A Shares (with 2.00% maximum load)[1]	(3.43)%	(0.36)%	0.63%
Investor Shares	(1.42)%	0.02%	0.83%
Institutional Shares	(1.19)%	0.27%	1.07%
Bloomberg U.S. Aggregate Bond Index	(1.19)%	0.49%	1.48%
Lipper Core Bond Funds Average[2]	(1.08)%	0.51%	1.45%

Expense Ratios
			Gross
A Shares			0.84%
Investor Shares			0.99%
Institutional Shares			0.74%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to May 2, 2011 for the A Shares. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the A Shares of the Fund been offered for periods before May 2, 2011, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

Strategic Enhanced Yield Fund (Unaudited)

Fund Goal

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income instruments of varying maturities. In an effort to actively enhance total return and minimize risk, the Fund will engage in opportunistic trading among various sectors based on the perceived market anomalies and inefficiencies detected by the Fund’s portfolio managers.

For the year ended August 31, 2023, the Strategic Enhanced Yield Fund A shares (at NAV) returned -2.66%; Investor Shares returned -2.69%, and the Institutional shares returned -2.31%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, posted a total return of -1.19%.

Market Conditions

The financial markets evolved significantly during the 12-month period ended August 31, 2023. After experiencing two consecutive quarters of slight decline in gross domestic product in the first half of 2022, the U.S. economy resumed growth, inflation was seen as persistent rather than transient, and the labor market remained resilient throughout the 12 months. The Federal Reserve remained on path to continue its aggressive rate hike schedule, only briefly pausing in June 2023. Government spending and an ongoing threat of shutdowns resulted in a quality downgrade of U.S. government debt to AA+. Some economic sectors, including banking and housing, suffered as a consequence of the interest rate hikes, while other sectors, mainly energyrelated and selected technology, had banner years.

Fixed income assets leveled last year’s poor returns due to a more subdued rate of inflation and smaller rate hikes. Credit spreads tightened during the period after a significant widening in March. Throughout most of 2023, the Treasury yield curve was inverted, which brought additional uncertainty and volatility to the Treasury marketplace.

Fund Strategy

For the first four months of the fiscal year, the Fund transitioned to a more diverse and aggressive strategy. In addition to the sectors associated with the Bloomberg U.S. Aggregate Bond Index, it included out-of-benchmark securities in high yield and emerging market debt.*

Our defensive position holds a portfolio duration targeted at 8% to 10% short of the benchmark index, with an underweight allocation to the Treasury sector. Our corporate sector holds a market overweight as we closely monitor credit spreads. The Fund has a neutral weighting in agency mortgage-backed securities and, as noted above, holds an allocation to the emerging market debt and high yield sectors.*

If the premium received from the portfolio’s riskier assets diminishes, we will reduce their allocation until spreads normalize to where we believe the portfolio can outperform in all its sectors. *

Outlook

Tighter monetary policy remains the dominant theme in fixed income markets. The federal funds futures market, which had underpriced the Fed’s resolve in past months, now reflects a more aggressive position, reaffirming hawkish statements by Chairman Powell and other Fed governors following the Jackson Hole conference.

High inflation appears to be persisting for longer than anticipated due to a combination of the resilient U.S. labor market and inflationary pressures from higher food prices and wages. The situation is further amplified by loose fiscal policy evidenced by recent Congressional legislation. The Federal Open Market Committee’s tighter monetary policy of higher rates and quantitative tightening continues to raise fears of a recession in 2023, but concerns also exist regarding financial instability. As spreads in the riskier sectors continue to tighten, we may further reduce positions in emerging market debt, as we remain focused on evaluating the risk-reward equation regarding individual security selection.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Strategic Enhanced Yield Fund (Unaudited)

Index Description

The performance of the Strategic Enhanced Yield Fund is measured against the Bloomberg U.S. Aggregate Bond Index, an unmanaged index that is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher-yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2023	1 Year	5 years	Since Inception (12/26/2017)
A Shares (at NAV)[1]	(2.66)%	0.03%	0.31%
A Shares (with 2.00% maximum load)[1]	(4.66)%	(0.37)%	(0.04)%
Investor Shares	(2.69)%	0.00	0.36%
Institutional Shares	(2.31)%	0.26%	0.56%
Bloomberg U.S. Aggregate Bond Index	(1.19)%	0.49%	0.33%
Lipper Multi-Sector Income Funds Average[2]	1.98%	1.43%	1.21%

Expense Ratios
Gross
A Shares	1.85%
Investor Shares	2.09%
Institutional Shares	1.84%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Ultra Short Tax-Free Income Fund (Unaudited)

Fund Goal

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities, with at least 65% of the Fund’s assets invested in securities that are rated within the three highest long-term or highest short-term rating categories at the time of purchase. The Fund normally maintains a dollarweighted average maturity of one day to one year.

For the year ended August 31, 2023, the Ultra Short Tax-Free Fund A Shares (at NAV) returned 2.37%; the Investor Shares returned 2.37% and the Institutional Shares returned 2.63%. The Fund’s benchmark, the Bloomberg 1-year Municipal Bond Index1, showed a total return of 1.83%.

Market Conditions

The Federal Reserve continued its aggressive fight to lower the inflation rate by raising the overnight lending rate at seven of the eight Federal Open Market Committee meetings during the period. The total increase of 300 basis points (3.0%) brought the federal funds level to the highest since 2007. The rate increases have certainly worked, as evidenced by the drop in the Consumer Price Index (CPI), which saw a year-over-year decline from 8.2% to 3.7%. Although the trend is a positive development for the Fed, the level is still above its target inflation rate of 2% and the Fed has left the possibility open for another rate hike before the tightening cycle is over.

While the overall trend for yields in the short end of the municipal market was higher for the period given the Fed’s aggressive moves, there was an unusual amount of volatility throughout the Fund’s fiscal year. The fixed rate portion of the market saw rates rise about 100 basis points (1.0%) over the course of the period, but there were several moves of 50 basis points in both directions within a short timeframe.

Yields on variable rate demand notes (VRDNs) experienced even more pronounced moves during the period, as nine different months featured moves of at least 100 basis points. Over the entire year, the SIFMA index, which is an average of yields on VRDNs, rose from 1.50% to 4.06% and reached its highest sustained levels since the early 2000s.

The regional bank crisis in early 2023 was a highprofile news event in the financial markets, but it had very little impact on the short end of the muni market. While it led to the liquidation of longer fixed rate bonds held in the bank’s portfolios, the secondary market easily absorbed the volume.

Fund Strategy

The Fund has looked for opportunities to lock in attractive yields in fixed rate bonds, while maintaining a core position of VRDNs, as that structure shores up the liquidity for the Fund while also taking advantage of the recent environment of rising weekly resets.*

Outlook

It appears that the Federal Reserve is nearing the end of its tightening cycle, but it has maintained its stance to keep the overnight rate at an elevated level until the inflation rate reaches its 2% target rate, so the short end of the muni market should continue to mirror those levels.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Ultra Short Tax-Free Income Fund (Unaudited)

Index Description

The performance of the Ultra Short Tax-Free Fund is measured against the Bloomberg 1-Year Municipal Bond Index, an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Short-term investment-grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of changing interest rates. The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/2023	1 Year	5 years	Since Inception (12/26/2017)
A Shares (at NAV)[1]	2.37%	0.44%	0.41%
A Shares (with 2.00% maximum load)[1]	1.35%	0.24%	0.23%
Investor Shares	2.37%	0.62%	0.57%
Institutional Shares	2.63%	0.85%	0.86%
Bloomberg 1-Year Municipal Bond Index	1.83%	1.08%	1.15%
Lipper Short Municipal Debt Funds Average[2]	1.91%	0.83%	0.86%
Expense Ratios
			Gross
A Shares			1.16%
Investor Shares			1.28%
Institutional Shares			1.03%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2023. Additional information pertaining to the Funds’ expense ratios for the year ended 2023 can be found in the Financial Highlights.

[1]	Class A Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2017.

Opportunistic Fund (Unaudited)

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), fixed income securities, preferred stocks, exchange traded funds (ETFs), which may include leveraged and inverse ETFs, options, commodities, and money market funds. The Fund's management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles.

For the year ended August 31, 2023, the Opportunistic Fund’s A Shares (at NAV) returned -0.48%; the C Shares returned -1.22%; the Investor Shares returned -0.53%, and the Institutional Shares returned -0.29%. The Fund’s benchmarks, the S&P 500 Index1 and the HFRX Equity Hedge Index1, posted total returns of 15.94% and 4.10%, for the same time period.

Market Conditions

The heavily anticipated recession didn’t show up during the fiscal year, as economic data remained resilient despite the Federal Reserve’s restrictive monetary policy, effectuated through aggressive interest rate hikes and quantitative tightening. As a result, investors weren’t ready to sell equities. However, without a clear direction on the economy, they flocked to the largest stocks, concentrated in technology and communication services, which they perceived to be defensive. To demonstrate the impact of the top-heavy market leadership, the cap-weighted S&P 500 Index outperformed the equal-weighted S&P 500 by more than 700 bps (7 percentage points) during the roughly 18 months from mid-March 2022 through August 2023.

After two quarters of a slight decline in the U.S. gross domestic product to start 2022, the U.S. economy resumed growth at an annual pace of close to 3% for the second half of 2022 and moderated to around 2% for the first half of 2023.

During the Fund’s fiscal year, the core consumer price index decelerated from 6.6% in September 2022 to 4.3% in August 2023. The fiscal year-end figure of 4.7% is still at levels much higher than the Fed’s target of 2%. More recently, inflation data were bolstered by a $10 increase in West Texas Intermediate oil prices in July and August 2023, rising to $80 per barrel.

We expect this to keep the Fed hawkish and, as a result, maintain upward pressure on interest rates, which could bode poorly for tech stocks, real estate, and utilities.

For the Fund’s fiscal year, ended August 31, 2023, the S&P 500 Index had a total return of almost 16%. Among the leading sectors were information technology (+33%) and communication services (+26%). The weakest-performing sectors were utilities (-12.7%) and real estate (-8%).

Large-cap and mega-cap stocks were both up more than 14%. In contrast, small caps were up only 3% over the same period. Growth easily outperformed value stocks as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by more than 1300 basis points (13 percentage points).

Fund Strategy

We believe attractive investment opportunities often arise where Wall Street research is lacking. We use bottom-up research to identify opportunities and we adjust the Fund’s level of exposure to risk assets accordingly, which can lead to fluctuations of the Fund’s net risk exposure over time.*

We may use ETFs to hedge the Fund’s long positions, and we may use options on indices or ETFs to hedge a portion of the portfolio. When opportunities are scarce, we also may raise cash to lower our net market exposure. We track and modulate the Fund’s stock market exposure based on our view of market conditions and investment opportunities.*

Given our increasing concerns about the economy, and our view of there being more attractive opportunities in other asset classes, the Fund’s equity exposure was meaningfully reduced for the final eight months of the fiscal year ended August 31, 2023.*

Outlook

The effects of monetary policy have a long and variable lag. The pace at which the Fed increased interest rates over the past 18 months is the fastest and most severe in several decades. As such, we are deeply concerned about the negative impact that could have on U.S. economic growth and the labor market. We retain a cautious view with regard to equity markets from here.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Opportunistic Fund (Unaudited)

Index Description

The performance of the Opportunistic Fund is measured against the S&P 500 Index and the HFRX Equity Hedge Index. The S&P 500 is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. International investing involves increased risk and volatility. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. The ETFs in which the Funds invest are subject to the risks applicable to the types of securities and investments used by the ETFs. Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The use of leverage in an ETF can magnify any price movements, resulting in high volatility. An inverse ETF seeks to provide returns that are the opposite of the underlying referenced financial asset, index, or commodity’s returns. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/2023	1 Year	5 years	10 Year
A Shares (at NAV)[1]	(0.48)%	(0.44)%	3.24%
A Shares (with 2.00% maximum load)[1]	(2.45)%	(0.85)%	3.03%
C Shares[1]	(1.22)%	(1.20)%	2.56%
Investor Shares	(0.53)%	(0.44)%	3.23%
Institutional Shares	(0.29)%	(0.20)%	3.50%
S&P 500 Index	15.94%	11.12%	12.81%
HFRX Equity Hedge Index	3.62%	3.28%	3.15%
Lipper Absolute Return Funds Average[2]	4.63%	2.23%	2.45%

Expense Ratios
Gross
A Shares	1.72%
C Shares	2.62%
Investor Shares	1.87%
Institutional Shares	1.62%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower. Class C Shares performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 31, 2014. Unlike Investor Shares, which bear a 12b-1 fee of 0.25%, C Shares bear a 12b-1 fee of 1.00%. This difference is reflected in the performance information. Accordingly, had the C Shares of the Fund been offered for periods prior to December 31, 2014, the performance information would have been different as a result of differing annual operating expenses.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

World Energy Fund (Unaudited)

Fund Goal

We seek to provide growth and income by primarily investing net assets in a wide range of energy-related financial instruments issued in the U.S. and markets around the world.

Fund Performance

For the year ended August 31, 2023, the World Energy Fund’s A Shares (at NAV) posted a total return of 10.77%; the C Shares returned 9.93%; the Investor Shares returned 10.72% and the Institutional Shares posted a total return of 11.02%.The Fund’s benchmarks, the S&P 500 Index1 and the MSCI World Energy Index1 returned 15.94% and 13.96%, respectively.

Oil Market Backdrop

Russia’s invasion of Ukraine coupled with the ending of global COVID restrictions created significant volatility in energy markets. Immediately following the February 2022 invasion, investors were concerned with the availability of Russian natural gas and oil exports. Russia is a top-three global oil producer, producing more than 11 million barrels of oil daily. In addition, prior to the invasion, Russia was the primary source of European natural gas.

As a result, in the first half of calendar 2022, oil prices were above $100 for months. However, during the first half of the Fund’s fiscal year, which began in September 2022, as Russian oil continued to reach the market, oil prices traded lower. Brent crude began the year at $96 and traded as low as $70 a barrel in March 2023. After bottoming in March, oil prices rose as China’s recovery led to increased oil demand, resulting in prices at $86 per barrel at fiscal year end.

Natural gas had even more volatility as shortages in Europe caused natural gas prices to spike, particularly for liquefied natural gas. However, global natural gas prices plummeted in response to Europe’s unusually warm winter.

Despite global economic expansion, energy prices ended the year lower in most markets. Brent opened the fiscal year at $96 per barrel and closed the period down about $10. U.S. natural gas prices fell from $9 per mcf in September 2022 to below $2.80/mcf by August 2023.

Fund Strategy

First, we lowered our exposure to alternative energy in favor of fossil fuel-related companies. Where we began the year with positions in wind, solar, and hydrogen, most of our alternative investments are now focused on nuclear power, with limited exposure to wind and solar.*

During the fiscal year, we decreased our substantial overweight to U.S. exploration and production (E&P) companies in favor of international major oil companies and offshore oilfield service stocks. We continue to believe the U.S. E&P companies are focused on returns rather than production growth. As a result, with global demand growing, we believe offshore oil is going to be increasingly necessary to meet global demand. While we reduced our exposure to international major oil companies during the fiscal year, we added materially to our allocation to offshore oil services.*

At year end, we are positioned with a focus on U.S. E&Ps that have substantial international opportunities as well as offshore drilling and service companies.*

Fossil fuel stocks performed well. We had the best returns from our oil field service investments as well as our offshore drilling stocks. We had strong returns from our international major oil companies and solid returns from our investments in refining.*

The Fund’s weakest performance came from our midstream/pipeline assets as rising interest rates dampened valuation for these cash-flow-focused firms. In addition, wind/solar/hydrogen assets performed poorly after those stocks began the year at elevated valuations. As noted above, we reduced our exposure to alternative energy, and replaced some of it with a focus on nuclear power assets, which performed well. Fixed income securities were also a drag on overall performance as rising rates dampened bond prices.*

Outlook

Europe appears to be approaching a recession, and global growth is slowing as China’s economic activity has fallen short of expectations. However, we believe stimulus in China is likely, and continued U.S. economic growth should be a positive for energy markets.

We have a favorable view toward offshore energy as well as nuclear power. We also see great opportunities in U.S. companies that have significant discoveries offshore, particularly off the east coast of South America.

The greatest uncertainty is over Chinese demand. If China’s economy accelerates, it will be positive for energy companies. But if China’s economy continues to slip, that could be a headwind. On the supply side, for fossil fuels, uncertainty around the Ukraine-Russia war as well as the continued willingness of OPEC+ to support oil prices with voluntary supply cuts remains a risk (if they no longer cut supply). However, we are optimistic and see opportunities in global energy markets for the long term.

[1]	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

World Energy Fund (Unaudited)

Index Description

The World Energy Fund performance is measured against the S&P 500 Index and the MSCI World Energy Index. The S&P 500 Index is regarded as a gauge of the U.S. equities market; this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The MSCI World Energy Index captures the large- and mid-cap segments across 23 developed markets and includes securities classified in the energy sector per Global Industry Classification Standard. These indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund invests in foreign and emerging market securities, which involves certain risks such as currency volatility, political and social instability, and reduced market liquidity. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Concentration in energy-related industry securities may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. A downturn in the energy sectors would have a larger impact on the Fund than on a fund that does not concentrate in these industries. Energy sector securities can be significantly affected by events related to political developments, energy conservation, commodity prices, and tax and government regulations. The performance of securities in the Fund may, at times, lag the performance of companies in other sectors or the broader market as a whole. Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

For the periods ended 8/31/2023	1 Year	5 years	Since Inception (2/3/2014)
A Shares (at NAV)[1]	10.77%	9.37%	4.66%
A Shares (with 2.00% maximum load)[1]	8.59%	8.93%	4.44%
C Shares[1]	9.93%	8.55%	3.89%
Investor Shares	10.72%	9.37%	4.64%
Institutional Shares	11.02%	9.65%	4.93%
S&P 500 Index	15.94%	11.12%	12.56%
MSCI World Energy Index	13.96%	6.74%	4.10%
Lipper Global Natural Resources Funds Average[2]	5.92%	6.65%	2.11%

Expense Ratios
			Gross
A Shares			1.48%
C Shares			2.36%
Investor Shares			1.58%
Institutional Shares			1.35%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares and C Shares are subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from January 31, 2014.

Hedged Income Fund (Unaudited)

Fund Goal

We seek current income with the potential for long-term capital appreciation with less volatility than the broad equity market. The Fund invests primarily in dividend-paying equity securities and it will also seek to generate income through option premiums by writing (selling) call options. The Fund will buy index and ETF put options in order to seek to reduce volatility and provide downside market protection.

For the year ended August 31, 2023, the Hedged Income Fund’s A Shares (at NAV) returned 6.71%; the Fund’s Investor Shares returned 6.61%, and the Fund’s Institutional Shares posted a total return of 6.92%. The Fund’s benchmark the CBOE S&P 500 BuyWrite Index1 and S&P 500 Index1 returned 10.04% and 15.94%, respectively, during the same period.

Market Conditions

The heavily anticipated recession didn’t show up during the fiscal year, as economic data remained resilient despite the Federal Reserve’s restrictive monetary policy, effectuated through aggressive interest rate hikes and quantitative tightening. As a result, investors weren’t ready to sell equities. However, without a clear direction on the economy, they flocked to the largest stocks, concentrated in technology and communication services, which they perceived to be defensive. To demonstrate the impact of the top-heavy market leadership, the cap-weighted S&P 500 Index outperformed the equal-weighted S&P 500 by more than 700 bps (7 percentage points) during the roughly 18 months from mid-March 2022 through August 2023.

After two quarters of a slight decline in the U.S. gross domestic product to start 2022, the U.S. economy resumed growth at an annual pace of close to 3% for the second half of 2022 and moderated to around 2% for the first half of 2023.

During the Fund’s fiscal year, the core consumer price index decelerated from 6.6% in September 2022 to 4.3% in August 2023. The fiscal year-end figure of 4.7% is still at levels much higher than the Fed’s target of 2%. More recently, inflation data were bolstered by a $10 increase in West Texas Intermediate oil prices in July and August 2023, rising to $80 per barrel.

We expect this to keep the Fed hawkish and, as a result, maintain upward pressure on interest rates, which could bode poorly for tech stocks, real estate, and utilities.

For the Fund’s fiscal year, ended August 31, 2023, the S&P 500 Index had a total return of almost 16%. Among the leading sectors were information technology (+33%) and communication services (+26%). The weakest-performing sectors were utilities (-12.7%) and real estate (-8%).

Large-cap and mega-cap stocks were both up more than 14%. In contrast, small caps were up only 3% over the same period. Growth easily outperformed value stocks as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by more than 1300 basis points (13 percentage points).

Fund Strategy

The Fund seeks to provide income in the form of dividends and covered call writing on the portfolio’s stock positions. Additionally, the Fund seeks to limit downside volatility with protective puts on broad market indexes. The Fund targets companies that have consistent and sustainable dividends, a strong track record of and future ability to increase the dividend, a proven history of predictable cash flows that increase over time, and barriers to competition.*

The Fed remains committed to fighting inflation at the cost of slowing the economy, even at the risk of entering a recession. We remain concerned that consensus outlooks for economic growth and earnings estimates are too high given these circumstances. As such, we continue to position the Fund for the late portion of the economic cycle via lower exposure to cyclical and high-beta (more-volatile) stocks.*

Outlook

The effects of monetary policy have a long and variable lag. The pace at which the Fed increased interest rates over the past 18 months is the fastest and most severe in several decades. As such, we are deeply concerned about the negative impact that could have on U.S. economic growth and the labor market. We retain a cautious view with regard to equity markets from here.

1	For additional information, please refer to the Glossary of Terms.

*	The composition of the Funds’ portfolio is subject to change.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Hedged Income Fund (Unaudited)

Index Description

The CBOE S&P 500 BuyWrite Index is designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. The Fund’s performance reflects the deduction of fees for these services, but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in below investment-grade fixed income securities. Fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. Mid- and small-cap companies may be more vulnerable to adverse business or economic developments. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful. Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfill its obligations. When the Fund purchases a put option on a security or index it may lose the entire premium paid if the underlying security or index does not decrease in value. The Fund is also exposed to default by the put writer who may be unwilling or unable to perform its contractual obligations to the Fund. The Fund’s investment in dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stock of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks.

For a complete description of these and other risks associated with investing in a mutual fund, please refer to the Fund’s prospectus.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return

		Since
		Inception
For the periods ended 8/31/2023	1 Year	(12/28/2020)
A Shares (at NAV)[1]	6.71%	3.10%
A Shares (with 2.00% maximum load)[1]	4.60%	2.34%
Investor Shares	6.61%	3.09%
Institutional Shares	6.92%	3.36%
S&P 500 Index	15.94%	8.98%
CBOE S&P 500 BuyWrite Index	10.04%	6.43%
Lipper Options Arbitrage/Options Strategies Funds Average[2]	11.37%	4.92%

Expense Ratios
		Gross
A Shares		1.75%
Investor Shares		1.98%
Institutional Shares		1.69%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-800-762-7085 or visit www.cavanalhillfunds.com.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Contractual fee waivers are in effect through December 31, 2023.

The above expense ratios are from the Funds’ prospectus dated December 28, 2022. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2023 can be found in the Financial Highlights.

[1]	Class A Shares is subject to a 1.00% Maximum Deferred Sales Charge on shares purchased without an initial sales charge and redeemed within 12 months of purchase. Performance data does not reflect the Maximum Deferred Sales Charge. If reflected, one year performance quoted would be lower.

[2]	The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends. Since inception value calculated from December 31, 2020.

Statements of Assets and Liabilities

August 31, 2023

	U.S. Treasury Fund	Government Securities Money Market Fund
Assets:
Investments, at cost	$363,190,796	$894,623,521
Investments, at value	363,190,796	894,623,521
Repurchase agreements, at value/cost	1,385,000,000	1,665,000,000
Total Investments	1,748,190,796	2,559,623,521
Interest and dividends receivable	976,828	3,101,605
Receivable for capital shares reinvested	1,031	1,933,454
Prepaid expenses and other assets	21,889	560,750
Total Assets	1,749,190,544	2,565,219,330
Liabilities:
Distributions payable	7,072,884	9,803,468
Accrued expenses and other payables:
Investment advisory fees	74,893	107,787
Administration fees	74,893	107,787
Distribution fees	334,285	383,607
Custodian fees	14,980	21,559
Trustee fees	7,130	10,494
Fund accounting and compliance fees	33,923	47,951
Transfer agent fees	11,098	20,952
Shareholder servicing fees	346,432	137,131
Other accrued liabilities	77,736	140,327
Total Liabilities	8,048,254	10,781,063
Net Assets	$1,741,142,290	$2,554,438,267
Composition of Net Assets:
Shares of beneficial interest, at par	$17,411	$25,552
Additional paid-in capital	1,741,126,309	2,554,413,483
Total distributable earnings/(loss)	(1,430)	(768)
Net Assets	$1,741,142,290	$2,554,438,267
Net Assets:
Administrative Shares	$1,560,349,093	$602,860,713
Institutional Shares	176,655,832	238,178,938
Select Shares	4,137,365	1,224,619,220
Premier Shares	—	488,779,396
Total	$1,741,142,290	$2,554,438,267
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	1,560,347,724	603,199,906
Institutional Shares	176,656,968	238,259,732
Select Shares	4,137,262	1,224,936,010
Premier Shares	—	488,815,094
Total	1,741,141,954	2,555,210,742
Net Asset Value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00
Institutional Shares	$1.00	$1.00
Select Shares	$1.00	$1.00
Premier Shares	$—	$1.00

See notes to financial statements.

Statements of Assets and Liabilities
August 31, 2023	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Assets:
Investments, at cost	$36,244,691	$12,818,594	$130,383,714	$4,964,588
Investments in affiliates, at cost	1,777,121	865,097	1,364,029	124,636
Total Investments, at cost	38,021,812	13,683,691	131,747,743	5,089,224
Investments, at value	32,147,610	11,878,618	119,440,709	4,813,560
Investments in affiliates, at value	1,777,121	865,097	1,364,029	124,636
Total Investments, at value	33,924,731	12,743,715	120,804,738	4,938,196
Cash	—	—	—	47,503
Interest and dividends receivable	206,766	107,213	858,688	55,177
Receivable for capital shares issued	429	914	23,804	997
Receivable for capital shares reinvested	55,444	19,530	104,739	12,375
Receivable for investments sold	—	762	—	—
Receivable from adviser	—	10,794	—	11,822
Prepaid expenses and other assets	19,908	20,429	21,655	7,165
Total Assets	34,207,278	12,903,357	121,813,624	5,073,235
Liabilities:
Distributions payable	93,027	34,084	338,464	21,747
Payable for investments purchased	—	—	—	47,503
Payable for capital shares redeemed	9,159	4,995	5,085	2,223
Accrued expenses and other payables:
Investment advisory fees	4,406	2,195	20,591	2,150
Administration fees	2,350	878	8,236	344
Distribution fees	847	639	225	101
Custody fees	294	110	1,030	43
Trustee fees	103	35	373	13
Fund accounting and compliance fees	4,017	1,957	5,136	651
Transfer agent fees	8,578	6,464	9,348	6,543
Shareholder servicing fees	774	644	1,234	594
Other accrued liabilities	2,771	812	5,120	506
Total Liabilities	126,326	52,813	394,842	82,418
Net Assets	$34,080,952	$12,850,544	$121,418,782	$4,990,817
Composition of Net Assets:
Shares of beneficial interest, at par	$38	$14	$147	$6
Additional paid-in capital	44,493,632	20,354,769	142,631,200	7,788,394
Total distributable earnings/(loss)	(10,412,718)	(7,504,239)	(21,212,565)	(2,797,583)
Net Assets	$34,080,952	$12,850,544	$121,418,782	$4,990,817
Net Assets:
Investor Shares	$1,360,319	$2,848,798	$1,009,113	$346,337
Institutional Shares	30,082,322	9,831,281	120,354,697	4,513,744
A Shares	2,638,311	170,465	54,972	130,736
Total	$34,080,952	$12,850,544	$121,418,782	$4,990,817
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	153,408	300,095	121,856	40,353
Institutional Shares	3,394,848	1,035,458	14,570,512	533,118
A Shares	297,357	17,949	6,638	15,435
Total	3,845,613	1,353,502	14,699,006	588,906
Net Asset Value, offering price & redemption price per share:
Investor Shares	$8.87	$9.49	$8.28	$8.58
Institutional Shares	$8.86	$9.49	$8.26	$8.47
A Shares	$8.87	$9.50	$8.28	$8.47
Maximum Sales Charge:
A Shares	2.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$9.05	$9.69	$8.45	$8.64

See notes to financial statements.

Statements of Assets and Liabilities
August 31, 2023	Concluded

	Ultra Short Tax- Free Income Fund	Opportunistic Fund	World Energy Fund	Hedged Income Fund
Assets:
Investments, at cost	$17,510,576	$18,026,248	$68,874,345	$31,085,830
Investments in affiliates, at cost	1,569	791,924	241,697	464,620
Total Investments, at cost	17,512,145	18,818,172	69,116,042	31,550,450
Investments, at value	17,493,568	18,622,058	84,306,667	33,700,748
Investments in affiliates, at value	1,569	791,924	241,697	464,620
Total Investments, at value	17,495,137	19,413,982	84,548,364	34,165,368
Interest and dividends receivable	232,300	75,239	350,290	118,198
Receivable for capital shares issued	—	—	52,661	176,000
Receivable for capital shares reinvested	1,392	—	—	—
Receivable for investments sold	—	32,815	1,423,153	1,623
Receivable from adviser	10,348	13,610	12,137	7,970
Receivable from fees waived or reimbursed	271	168	—	—
Prepaid expenses and other assets	7,296	27,779	16,450	9,030
Total Assets	17,746,744	19,563,593	86,403,055	34,478,189
Liabilities:
Written Options (Premiums received $0, $0, $0 and $2,049,230, respectively)	—	—	—	1,562,443
Distributions payable	34,204	—	—	—
Payable for investments purchased	1,320,689	21,192	1,324,775	—
Payable for capital shares redeemed	13	1,837	45,768	—
Accrued expenses and other payables:
Investment advisory fees	2,103	15,429	42,246	22,311
Administration fees	1,122	1,452	5,633	2,231
Distribution fees	5	505	9,776	235
Custody fees	140	181	704	279
Trustee fees	45	65	249	85
Fund accounting and compliance fees	903	1,107	1,686	732
Transfer agent fees	6,628	11,140	10,736	6,510
Shareholder servicing fees	—	—	5,886	93
Other accrued liabilities	984	2,642	4,286	1,148
Total Liabilities	1,366,836	55,550	1,451,745	1,596,067
Net Assets	$16,379,908	$19,508,043	$84,951,310	$32,882,122
Composition of Net Assets:
Shares of beneficial interest, at par	$16	$15	$63	$32
Additional paid-in capital	16,397,307	28,333,588	84,953,171	33,158,549
Total distributable earnings/(loss)	(17,415)	(8,825,560)	(1,924)	(276,459)
Net Assets	$16,379,908	$19,508,043	$84,951,310	$32,882,122
Net Assets:
Investor Shares	$9,074	$572,432	$19,477,912	$164,383
Institutional Shares	16,354,037	17,834,546	56,537,421	31,801,852
A Shares	16,797	885,556	2,825,601	915,887
C Shares	—	215,509	6,110,376	—
Total	$16,379,908	$19,508,043	$84,951,310	$32,882,122
Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	910	43,793	1,437,238	15,876
Institutional Shares	1,631,798	1,347,160	4,168,997	3,071,514
A Shares	1,681	67,457	209,025	88,531
C Shares	—	17,050	456,414	—
Total	1,634,389	1,475,460	6,271,674	3,175,921
Net Asset Value, offering price & redemption price per share:
Investor Shares	$9.97	$13.07	$13.55	$10.35
Institutional Shares	$10.02	$13.24	$13.56	$10.35
A Shares	$9.99	$13.13	$13.52	$10.35
C Shares	$—	$12.64	$13.39	$—
Maximum Sales Charge:
A Shares	1.00%	2.00%	2.00%	2.00%
Maximum Offering Price per share(net asset value / (100%-maximum sales charge) of net asset value adjusted to the nearest cent):
A Shares	$10.09	$13.40	$13.80	$10.56

See notes to financial statements.

Statements of Operations

August 31, 2023

	U.S. Treasury Fund		Government Securities Money Market Fund
Investment Income:
Interest income	$51,405,825		$97,952,820
Dividend income	5,889,388		9,577,729
Total income	57,295,213		107,530,549

Expenses:
Investment advisory fees	642,938		1,216,647
Administration fees	642,938		1,216,647
Distribution fees - Administrative Shares	2,760,247		1,620,617
Distribution fees - Service Shares	128,741	(a)	—
Distribution fees - Premier Shares	—		2,560,725
Shareholder servicing fees - Administrative Shares	2,759,020		1,610,872
Shareholder servicing fees - Service Shares	128,741	(a)	—
Shareholder servicing fees - Institutional Shares	308,742		364,549
Shareholder servicing fees - Select Shares	16,864		2,817,530
Shareholder servicing fees - Premier Shares	—		1,280,363
Fund accounting and compliance fees	274,934		524,195
Transfer agent fees	76,136		144,831
Custodian fees	128,597		242,534
Trustee fees	53,368		104,835
Professional fees	214,831		409,475
Printing fees	15,284		30,010
Registration fees	33,030		493,533
Other expenses	138,197		229,509

Total expenses before fee and expense reductions	8,322,608		14,866,872

Distribution fees waived - Administrative Shares	—		(714,508)
Distribution fees waived - Service Shares	(77,245	)(a)	—
Distribution fees waived - Premier Shares	—		(1,831,305)
Shareholder servicing fees waived - Administrative Shares	—		—
Shareholder servicing fees waived - Service Shares	(77,246	)(a)	—
Shareholder servicing fees waived - Institutional Shares	(209,943)		(247,161)
Shareholder servicing fees waived - Select Shares	(16,864)		(2,817,530)
Shareholder servicing fees waived - Premier Shares	—		(1,280,363)

Net expenses	7,941,310		7,976,005

Net investment income/(loss)	49,353,903		99,554,544

Realized/Unrealized Gains/(Losses) on Investments:
Net realized/unrealized gains/(losses) on investments	—		—
Change in net assets resulting from operations	$49,353,903		$99,554,544

See notes to financial statements.

Statements of Operations
August 31, 2023	Continued

	Limited Duration Fund	Moderate Duration Fund	Bond Fund	Strategic Enhanced Yield Fund
Investment Income:
Interest income	$1,318,753	$503,436	$3,968,342	$347,737
Dividend income from affiliates	98,951	36,888	203,669	11,431
Total income	1,417,704	540,324	4,172,011	359,168

Expenses:
Investment advisory fees	58,621	31,778	239,198	35,252
Administration fees	31,265	12,711	95,679	5,640
Distribution fees - Investor Shares	4,380	7,091	2,669	1,104
Distribution fees - A Shares	6,526	435	137	372
Shareholder servicing fees - Investor Shares	4,380	7,092	2,669	1,104
Shareholder servicing fees - Institutional Shares	86,795	32,196	296,189	16,150
Shareholder servicing fees - A Shares	2,610	174	55	149
Fund accounting and compliance fees	35,128	20,155	49,688	7,501
Transfer agent fees	78,189	70,649	83,971	69,435
Custodian fees	3,442	1,609	11,400	27
Trustee fees	1,669	704	5,215	319
Professional fees	8,514	3,239	19,806	1,773
Printing fees	4,358	2,592	4,977	9,273
Registration fees	45,987	43,026	46,249	42,256
Other expenses	5,824	3,978	10,705	3,380

Total expenses before fee and expense reductions	377,688	237,429	868,607	193,735

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,144)	(114,765)	(2,655)	(126,142)
Administration fees waived	(1,144)	(456)	(2,655)	(170)
Shareholder servicing fees waived - Investor Shares	(4,380)	(6,931)	(2,669)	(899)
Shareholder servicing fees waived - Institutional Shares	(81,942)	(29,838)	(294,016)	(11,513)
Shareholder servicing fees waived - A Shares	(357)	(150)	(55)	(59)

Net expenses	288,721	85,289	566,557	54,952

Net investment income/(loss)	1,128,983	455,035	3,605,454	304,216

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(810,746)	(1,142,596)	(6,997,380)	(1,358,352)
Change in unrealized appreciation/(depreciation) on unaffiliated investments	186,223	734,169	1,540,008	804,309
Net realized/unrealized gains/(losses) on investments	(624,523)	(408,427)	(5,457,372)	(554,043)
Change in net assets resulting from operations	$504,460	$46,608	$(1,851,918)	$(249,827)

See notes to financial statements.

Statements of Operations
August 31, 2023	Concluded

	Ultra Short Tax- Free Income Fund	Opportunistic Fund	World Energy Fund	Hedged Income Fund
Investment Income:
Interest income	$385,041	$159,282	$210,811	$—
Dividend income	—	417,554	2,680,815	1,232,610
Dividend income from affiliates	15,473	241,157	51,248	35,567
Foreign tax withholding	—	(254)	(68,002)	(2,658)
Total income	400,514	817,739	2,874,872	1,265,519

Expenses:
Investment advisory fees	32,271	263,951	505,188	283,203
Administration fees	17,211	24,843	67,359	28,321
Distribution fees - Investor Shares	121	1,922	60,489	599
Distribution fees - A Shares	174	2,569	7,028	3,078
Distribution fees - C Shares	—	2,587	48,652	—
Shareholder servicing fees - Investor Shares	121	1,922	60,489	599
Shareholder servicing fees - Institutional Shares	53,489	72,494	130,814	84,824
Shareholder servicing fees - A Shares	69	1,028	2,905	1,231
Shareholder servicing fees - C Shares	—	647	12,163	—
Fund accounting and compliance fees	11,355	10,933	20,144	9,165
Transfer agent fees	67,177	105,043	99,281	72,145
Custodian fees	2,309	2,821	7,627	3,501
Trustee fees	967	1,443	3,641	1,541
Professional fees	4,234	7,990	12,534	5,639
Printing fees	1,968	9,722	27,104	7,556
Registration fees	41,618	60,856	57,684	41,590
Other expenses	4,422	6,679	8,800	5,464

Total expenses before fee and expense reductions	237,506	577,450	1,131,902	548,456

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(109,157)	(184,765)	(108,709)	(71,917)
Administration fees waived	(184)	(2,698)	(663)	(453)
Shareholder servicing fees waived - Investor Shares	(110)	(1,084)	(40,883)	(459)
Shareholder servicing fees waived - Institutional Shares	(52,493)	(70,922)	(99,109)	(81,864)
Shareholder servicing fees waived - A Shares	(69)	(708)	—	(762)
Shareholder servicing fees waived - C Shares	—	(388)	(8,241)	—

Net expenses	75,493	316,885	874,297	393,001

Net investment income/(loss)	325,021	500,854	2,000,575	872,518
Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from unaffiliated investments	(422)	(1,300,199)	4,632,825	(3,035,676)
Net realized gains/(losses) from written options contracts	—	—	—	833,904
Change in unrealized appreciation/(depreciation) on unaffiliated investments	218,218	216,517	(1,055,466)	4,188,584
Change in unrealized appreciation/(depreciation) on written options contracts	—	—	—	(531,268)
Net realized/unrealized gains/(losses) on investments	217,796	(1,083,682)	3,577,359	1,455,544
Change in net assets resulting from operations	$542,817	$(582,828)	$5,577,934	$2,328,062

(a)	Service Shares activity is for the period September 1, 2022 to August 1, 2023 (date of termination).

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2023

	U.S. Treasury Fund			Government Securities Money Market Fund
	Year Ended August 31, 2023		Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
From Investment Activities:
Operations:
Net investment income	$49,353,903		$2,203,508	$99,554,544	$7,685,925
Net realized gains/(losses) from investment transactions	—		(168)	—	(6,707)
Change in net assets resulting from operations	49,353,903		2,203,340	99,554,544	7,679,218
Distributions to Shareholders:
Administrative Shares	(41,814,990)		(1,749,036)	(24,553,485)	(1,669,478)
Service Shares	(1,905,466	)(a)	(184,272)	—	—
Institutional Shares	(5,357,370)		(209,132)	(6,201,697)	(380,181)
Select Shares	(275,378)		(61,057)	(47,235,533)	(4,329,024)
Premier Shares	—		—	(21,562,129)	(1,306,844)
Change in net assets from shareholder distributions	(49,353,204)		(2,203,497)	(99,552,844)	(7,685,527)
Change in net assets from capital transactions	794,011,887		(33,840,465)	383,321,872	316,902,768
Change in net assets	794,012,586		(33,840,622)	383,323,572	316,896,459
Net Assets:
Beginning of year	947,129,704		980,970,326	2,171,114,695	1,854,218,236
End of year	$1,741,142,290		$947,129,704	$2,554,438,267	$2,171,114,695
Capital Share Transactions*:
Administrative Shares
Issued	2,130,992,466		1,678,622,267	913,933,849	953,834,098
Reinvested	9,435		523	130,648	9,474
Redeemed	(1,401,561,228)		(1,730,087,789)	(977,408,473)	(866,420,293)
Change in Administrative Shares	729,440,673		(51,464,999)	(63,343,976)	87,423,279
Service Shares
Issued	141,263,215	(a)	148,007,474	—	—
Reinvested	63,835	(a)	—	—	—
Redeemed	(197,757,009	)(a)	(126,039,925)	—	—
Change in Service Shares	(56,429,959)		21,967,549	—	—
Institutional Shares
Issued	415,892,527		224,497,009	785,051,677	584,293,451
Reinvested	—		—	171,321	17,777
Redeemed	(288,694,160)		(236,069,899)	(669,123,722)	(586,580,544)
Change in Institutional Shares	127,198,367		(11,572,890)	116,099,276	(2,269,316)
Select Shares
Issued	35,397,270		157,631,817	1,726,084,173	1,428,279,436
Reinvested	—		—	176,563	—
Redeemed	(41,594,463)		(150,401,941)	(1,550,081,270)	(1,245,473,587)
Change in Select Shares	(6,197,193)		7,229,876	176,179,466	182,805,849
Premier Shares
Issued	—		—	2,880,953,233	1,052,142,156
Reinvested	—		—	20,616,623	1,287,632
Redeemed	—		—	(2,747,182,749)	(1,004,486,832)
Change in Premier Shares	—		—	154,387,107	48,942,956
Change in shares:	794,011,888		(33,840,464)	383,321,873	316,902,768

(a)	Service Shares activity is for the period September 1, 2022 to August 1, 2023 (date of termination).
*	Share transactions are at net assets value of $1.00 per share.

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2023	Continued

	Limited Duration Fund		Moderate Duration Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
From Investment Activities:
Operations:
Net investment income/(loss)	$1,128,983	$1,020,374	$455,035	$376,800
Net realized gains/(losses) from investment transactions	(810,746)	(465,156)	(1,142,596)	(265,468)
Change in unrealized appreciation/(depreciation) on investments	186,223	(4,142,455)	734,169	(2,097,032)
Change in net assets resulting from operations	504,460	(3,587,237)	46,608	(1,985,700)
Distributions to Shareholders:
Investor Shares	(48,161)	(43,079)	(75,801)	(50,038)
Institutional Shares	(1,040,661)	(1,075,264)	(372,991)	(336,629)
A Shares	(70,171)	(44,280)	(4,641)	(3,815)
Change in net assets from shareholder distributions	(1,158,993)	(1,162,623)	(453,433)	(390,482)
Change in net assets from capital transactions	(10,061,434)	(34,002,430)	(6,528,448)	(3,399,115)
Change in net assets	(10,715,967)	(38,752,290)	(6,935,273)	(5,775,297)
Net Assets:
Beginning of year	44,796,919	83,549,209	19,785,817	25,561,114
End of year	$34,080,952	$44,796,919	$12,850,544	$19,785,817
Capital Transactions:
Investor Shares
Proceeds from shares issued	$4,777	$11,269	$364,691	$220,100
Dividends reinvested	46,028	41,806	75,800	50,038
Cost of shares redeemed	(995,315)	(807,602)	(419,918)	(867,266)
Change in net assets from Investor Shares	(944,510)	(754,527)	20,573	(597,128)
Institutional Shares
Proceeds from shares issued	4,226,637	16,752,816	2,385,512	1,883,193
Dividends reinvested	546,331	606,576	170,617	164,140
Cost of shares redeemed	(13,925,081)	(50,654,500)	(9,096,179)	(4,676,574)
Change in net assets from Institutional Shares	(9,152,113)	(33,295,108)	(6,540,050)	(2,629,241)
A Shares
Proceeds from shares issued	21	290,622	12	25
Dividends reinvested	70,169	44,279	4,641	3,815
Cost of shares redeemed	(35,001)	(287,696)	(13,624)	(176,586)
Change in net assets from A Shares	35,189	47,205	(8,971)	(172,746)
Change in net assets resulting from capital transactions:	$(10,061,434)	$(34,002,430)	$(6,528,448)	$(3,399,115)
Share Transactions:
Investor Shares
Issued	539	1,187	38,462	21,305
Reinvested	5,192	4,477	7,974	4,904
Redeemed	(111,850)	(85,460)	(44,260)	(83,755)
Change in Investor Shares	(106,119)	(79,796)	2,176	(57,546)
Institutional Shares
Issued	476,253	1,770,616	251,237	181,904
Reinvested	61,637	64,665	17,962	16,084
Redeemed	(1,570,311)	(5,403,133)	(957,590)	(456,243)
Change in Institutional Shares	(1,032,421)	(3,567,852)	(688,391)	(258,255)
A Shares
Issued	3	30,037	1	3
Reinvested	7,906	4,747	488	372
Redeemed	(3,958)	(30,469)	(1,422)	(16,926)
Change in A Shares	3,951	4,315	(933)	(16,551)
Change in shares:	(1,134,589)	(3,643,333)	(687,148)	(332,352)

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2023	Continued

	Bond Fund		Strategic Enhanced Yield Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
From Investment Activities:
Operations:
Net investment income/(loss)	$3,605,454	$2,482,631	$304,216	$444,263
Net realized gains/(losses) from investment transactions	(6,997,380)	(979,869)	(1,358,352)	(703,588)
Change in unrealized appreciation/(depreciation) on investments	1,540,008	(15,380,049)	804,309	(1,353,067)
Change in net assets resulting from operations	(1,851,918)	(13,877,287)	(249,827)	(1,612,392)
Distributions to Shareholders:
Investor Shares	(30,059)	(25,319)	(18,077)	(20,396)
Institutional Shares	(3,636,991)	(2,582,656)	(279,906)	(437,694)
A Shares	(1,551)	(1,520)	(6,143)	(6,659)
Change in net assets from shareholder distributions	(3,668,601)	(2,609,495)	(304,126)	(464,749)
Change in net assets from capital transactions	(3,308,660)	36,779,451	(4,518,202)	(9,488,193)
Change in net assets	(8,829,179)	20,292,669	(5,072,155)	(11,565,334)
Net Assets:
Beginning of year	130,247,961	109,955,292	10,062,972	21,628,306
End of year	$121,418,782	$130,247,961	$4,990,817	$10,062,972
Capital Transactions:
Investor Shares
Proceeds from shares issued	$29,455	$38,538	$674	$4,816
Dividends reinvested	30,059	25,319	18,076	20,393
Cost of shares redeemed	(134,289)	(194,231)	(168,435)	(532,997)
Change in net assets from Investor Shares	(74,775)	(130,374)	(149,685)	(507,788)
Institutional Shares
Proceeds from shares issued	26,442,313	55,317,752	1,055,569	4,994,688
Dividends reinvested	1,115,253	622,019	142,063	265,982
Cost of shares redeemed	(30,792,058)	(19,030,180)	(5,548,459)	(13,511,894)
Change in net assets from Institutional Shares	(3,234,492)	36,909,591	(4,350,827)	(8,251,224)
A Shares
Proceeds from shares issued	18	29,202	16	24
Dividends reinvested	1,549	1,520	6,143	6,660
Cost of shares redeemed	(960)	(30,488)	(23,849)	(735,865)
Change in net assets from A Shares	607	234	(17,690)	(729,181)
Change in net assets resulting from capital transactions:	$(3,308,660)	$36,779,451	$(4,518,202)	$(9,488,193)
Share Transactions:
Investor Shares
Issued	3,510	4,214	75	476
Reinvested	3,602	2,725	2,062	2,065
Redeemed	(15,966)	(20,095)	(19,213)	(52,982)
Change in Investor Shares	(8,854)	(13,156)	(17,076)	(50,441)
Institutional Shares
Issued	3,161,583	6,062,396	122,212	506,971
Reinvested	133,952	68,147	16,418	27,093
Redeemed	(3,702,411)	(2,051,876)	(640,076)	(1,390,504)
Change in Institutional Shares	(406,876)	4,078,667	(501,446)	(856,440)
A Shares
Issued	2	2,954	2	3
Reinvested	185	162	710	678
Redeemed	(116)	(3,242)	(2,764)	(71,774)
Change in A Shares	71	(126)	(2,052)	(71,093)
Change in shares:	(415,659)	4,065,385	(520,574)	(977,974)

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2023	Continued

	Ultra Short Tax-Free Income Fund		Opportunistic Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
From Investment Activities:
Operations:
Net investment income/(loss)	$325,021	$41,768	$500,854	$446,726
Net realized gains/(losses) from investment transactions	(422)	(138)	(1,300,199)	(7,952,662)
Change in unrealized appreciation/(depreciation) on investments	218,218	(251,564)	216,517	(6,048,563)
Change in net assets resulting from operations	542,817	(209,934)	(582,828)	(13,554,499)
Distributions to Shareholders:
Investor Shares	(555)	(56)	(8,778)	(49,301)
Institutional Shares	(323,394)	(42,794)	(397,293)	(2,292,163)
A Shares	(814)	(23)	(11,964)	(44,392)
C Shares	—	—	(1,248)	(8,783)
Change in net assets from shareholder distributions	(324,763)	(42,873)	(419,283)	(2,394,639)
Change in net assets from capital transactions	(10,552,155)	(5,666,684)	(25,154,563)	(16,196,533)
Change in net assets	(10,334,101)	(5,919,491)	(26,156,674)	(32,145,671)
Net Assets:
Beginning of year	26,714,009	32,633,500	45,664,717	77,810,388
End of year	$16,379,908	$26,714,009	$19,508,043	$45,664,717
Capital Transactions:
Investor Shares
Proceeds from shares issued	$141	$89	$1,795	$120,089
Dividends reinvested	556	56	8,779	49,301
Cost of shares redeemed	(95,429)	(383)	(369,759)	(3,534,195)
Change in net assets from Investor Shares	(94,732)	(238)	(359,185)	(3,364,805)
Institutional Shares
Proceeds from shares issued	423,970	2,094,894	7,013,081	10,231,974
Dividends reinvested	15,507	3,420	149,338	1,254,755
Cost of shares redeemed	(10,868,216)	(7,792,909)	(31,705,926)	(24,242,171)
Change in net assets from Institutional Shares	(10,428,739)	(5,694,595)	(24,543,507)	(12,755,442)
A Shares
Proceeds from shares issued	135,165	29,696	22,952	173,387
Dividends reinvested	814	22	11,477	44,036
Cost of shares redeemed	(164,663)	(1,569)	(222,090)	(298,797)
Change in net assets from A Shares	(28,684)	28,149	(187,661)	(81,374)
C Shares
Proceeds from shares issued	—	—	900	2,870
Dividends reinvested	—	—	1,248	8,783
Cost of shares redeemed	—	—	(66,358)	(6,566)
Change in net assets from C Shares	—	—	(64,210)	5,087
Change in net assets resulting from capital transactions:	$(10,552,155)	$(5,666,684)	$(25,154,563)	$(16,196,534)
Share Transactions:
Investor Shares
Issued	11	9	139	7,187
Reinvested	56	6	684	3,069
Redeemed	(9,640)	(39)	(28,559)	(212,100)
Change in Investor Shares	(9,573)	(24)	(27,736)	(201,844)
Institutional Shares
Issued	42,796	210,484	528,468	649,147
Reinvested	1,555	242	11,540	77,257
Redeemed	(1,090,554)	(781,970)	(2,408,502)	(1,683,372)
Change in Institutional Shares	(1,046,203)	(571,244)	(1,868,494)	(956,968)
A Shares
Issued	13,660	2,985	1,785	10,885
Reinvested	82	2	890	2,735
Redeemed	(16,547)	(158)	(17,083)	(19,201)
Change in A Shares	(2,805)	2,829	(14,408)	(5,581)
C Shares
Issued	—	—	72	189
Reinvested	—	—	100	562
Redeemed	—	—	(5,239)	(420)
Change in C Shares	—	—	(5,067)	331
Change in shares:	(1,058,581)	(568,439)	(1,915,705)	(1,164,062)

See notes to financial statements.

Statements of Changes in Net Assets
August 31, 2023	Concluded

	World Energy Fund		Hedged Income Fund
	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2023	Year Ended August 31, 2022
From Investment Activities:
Operations:
Net investment income/(loss)	$2,000,575	$1,109,112	$872,518	$674,612
Net realized gains/(losses) from investment transactions	4,632,825	2,458,560	(2,201,772)	(858,439)
Change in unrealized appreciation/(depreciation) on investments	(1,055,466)	11,611,800	3,657,316	(1,892,903)
Change in net assets resulting from operations	5,577,934	15,179,472	2,328,062	(2,076,730)
Distributions to Shareholders:
Investor Shares	(518,068)	(317,594)	(5,713)	(10,989)
Institutional Shares	(1,281,672)	(541,066)	(857,007)	(579,966)
A Shares	(64,703)	(63,255)	(25,272)	(33,527)
C Shares	(69,659)	(42,779)	—	—
Change in net assets from shareholder distributions	(1,934,102)	(964,694)	(887,992)	(624,482)
Change in net assets from capital transactions	10,556,016	28,684,398	(3,829,214)	11,784,372
Change in net assets	14,199,848	42,899,176	(2,389,144)	9,083,160
Net Assets:
Beginning of year	70,751,462	27,852,286	35,271,266	26,188,106
End of year	$84,951,310	$70,751,462	$32,882,122	$35,271,266
Capital Transactions:
Investor Shares
Proceeds from shares issued	$12,296,209	$31,810,076	$23,025	$211,824
Dividends reinvested	517,565	317,360	5,713	10,988
Cost of shares redeemed	(18,723,312)	(17,548,706)	(180,140)	(1,287,615)
Change in net assets from Investor Shares	(5,909,538)	14,578,730	(151,402)	(1,064,803)
Institutional Shares
Proceeds from shares issued	48,259,551	33,008,856	6,345,162	14,567,900
Dividends reinvested	1,044,996	419,586	161,680	106,536
Cost of shares redeemed	(33,267,016)	(19,436,098)	(9,318,096)	(2,049,979)
Change in net assets from Institutional Shares	16,037,531	13,992,344	(2,811,254)	12,624,457
A Shares
Proceeds from shares issued	1,269,850	3,028,302	530,998	1,118,043
Dividends reinvested	64,019	63,116	25,272	32,708
Cost of shares redeemed	(1,931,273)	(3,345,308)	(1,422,828)	(926,033)
Change in net assets from A Shares	(597,404)	(253,890)	(866,558)	224,718
C Shares
Proceeds from shares issued	2,711,773	1,446,540	—	—
Dividends reinvested	69,402	42,590	—	—
Cost of shares redeemed	(1,755,748)	(1,121,916)	—	—
Change in net assets from C Shares	1,025,427	367,214	—	—
Change in net assets resulting from capital transactions:	$10,556,016	$28,684,398	$(3,829,214)	$11,784,372
Share Transactions:
Investor Shares
Issued	946,202	2,778,942	2,305	20,287
Reinvested	43,006	28,654	575	1,063
Redeemed	(1,548,986)	(1,586,455)	(18,116)	(123,208)
Change in Investor Shares	(559,778)	1,221,141	(15,236)	(101,858)
Institutional Shares
Issued	3,800,588	2,959,442	635,288	1,399,840
Reinvested	86,749	38,796	16,188	10,323
Redeemed	(2,739,600)	(1,735,811)	(920,726)	(198,643)
Change in Institutional Shares	1,147,737	1,262,427	(269,250)	1,211,520
A Shares
Issued	102,933	286,867	52,101	108,174
Reinvested	5,360	5,923	2,528	3,174
Redeemed	(153,000)	(288,992)	(146,257)	(89,360)
Change in A Shares	(44,707)	3,798	(91,628)	21,988
C Shares
Issued	213,818	124,853	—	—
Reinvested	5,843	3,988	—	—
Redeemed	(144,214)	(101,005)	—	—
Change in C Shares	75,447	27,836	—	—
Change in shares:	618,699	2,515,202	(376,114)	1,131,650

See notes to financial statements.

Schedule of Portfolio Investments	U.S. Treasury Fund
August 31, 2023

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Treasury Obligations (11.4%)
U.S. Treasury Bills
$50,000,000	5.30%, 9/14/23(a)	$49,904,936
50,000,000	5.33%, 10/24/23(a)	49,610,891
50,000,000	5.38%, 11/28/23(a)	49,353,872
50,000,000	5.42%, 12/26/23(a)	49,142,728
Total U.S. Treasury Obligations (Cost $198,012,427)		198,012,427

Repurchase Agreements (79.5%)
55,000,000	Bank of Montreal, 5.24%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $55,008,006, Collateralized by U.S. Treasury Obligation, (4.38%), (8/15/26), fair value of $56,100,035)	55,000,000
75,000,000	Credit Agricole CIB, 5.25%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $75,010,938, Collateralized by U.S. Treasury Obligation, (4.13%), (6/15/26), fair value of $76,500,094)	75,000,000
530,000,000	Federal Reserve Bank of New York, 5.3%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $530,078,028, Collateralized by various U.S. Treasury Obligations, (0.25% - 2.13%), (3/31/24 - 8/15/29), fair value of $530,078,110)	530,000,000
115,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 5.25%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $115,016,771, Collateralized by various U.S. Treasury Obligations, (0.25% - 1.63%), (8/31/25 - 10/31/28), fair value of $117,300,023)	115,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value
Repurchase Agreements, continued:
$310,000,000	Fixed Income Clearing Corporation – State Street Bank & Trust Co., 5.28%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $310,045,467, Collateralized by various U.S. Treasury Obligations, (0.50% - 1.25%), (3/31/25 - 11/30/26), fair value of $316,200,091)	$310,000,000
40,000,000	Goldman Sachs & Co., 5.17%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $40,005,744, Collateralized by various U.S. Treasury Obligations, (0.38% - 1.50%), (1/31/26 - 11/30/28), fair value of $40,800,043)	40,000,000
80,000,000	Nomura Securities International, Inc., 5.27%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $80,011,711, Collateralized by various U.S. Treasury Obligations, (0.00% - 4.25%), (10/10/23 - 5/15/43), fair value of $81,600,000)	80,000,000
180,000,000	RBC Dominion Securities, Inc., 5.24%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $180,026,200, Collateralized by various U.S. Treasury Obligations, (0.13% - 6.88%), (10/15/23 - 8/15/50), fair value of $183,600,025)	180,000,000
Total Repurchase Agreements (Cost $1,385,000,000)		1,385,000,000

Investment Companies (9.5%)
48,009,333	Goldman Sachs Financial Square Treasury Obligations Fund, 5.23%(b)	48,009,333
117,169,036	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 5.26%(b)	117,169,036
Total Investment Companies (Cost $165,178,369)		165,178,369

Total Investments (Cost $1,748,190,796)(c) — 100.4%		1,748,190,796
Liabilities in excess of other assets — (0.4)%		(7,048,506)
Net Assets - 100.0%		$1,741,142,290

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

Schedule of Portfolio Investments	Government Securities Money Market Fund
August 31, 2023

Shares or Principal Amount	Security Description	Amortized Cost or Value
U.S. Government Agency Securities (14.3%)
Federal Farm Credit Banks Funding Corp.
$40,000,000	5.39% (SOFR + 8 bps), 8/14/24	$40,000,000
100,000,000	5.39% (SOFR + 8 bps), 8/28/24, Callable 2/28/24 @ 100 *	100,000,000
		140,000,000
Federal Home Loan Bank
100,000,000	5.17%, 3/8/24, Callable 11/10/23 @ 100 *	100,000,000
100,000,000	5.41% (SOFR + 10 bps), 9/21/23	100,000,000
		200,000,000
Federal Home Loan Mortgage Corporation
25,000,000	5.27%, 6/11/24, Callable 9/15/23 @ 100 *	25,000,000
Total U.S. Government Agency Securities (Cost $365,000,000)		365,000,000

U.S. Treasury Obligations (12.4%)
U.S. Treasury Bills
100,000,000	5.30%, 9/14/23(a)	99,809,871
100,000,000	5.38%, 11/28/23(a)	98,707,745
120,000,000	5.38%, 12/5/23(a)	118,326,258
Total U.S. Treasury Obligations (Cost $316,843,874)		316,843,874

Repurchase Agreements (65.2%)
15,000,000	Bank of Montreal, 5.24%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $15,002,183, Collateralized by U.S. Treasury Obligation, (4.38%), (8/15/26), fair value of $15,300,019)	15,000,000
5,000,000	Credit Agricole CIB, 5.25%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $5,000,729, Collateralized by U.S. Treasury Obligation, (4.38%), (8/15/26), fair value of $5,100,039)	5,000,000
950,000,000	Federal Reserve Bank of New York, 5.3%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $950,139,861, Collateralized by various U.S. Treasury Obligations, (0.25% - 2.13%), (3/31/24 - 8/15/29), fair value of $950,139,916)	950,000,000

Shares or Principal Amount	Security Description	Amortized Cost or Value
Repurchase Agreements, continued:
$85,000,000	Fixed Income Clearing Corporation - Bank of New York Mellon, 5.25%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $85,012,396, Collateralized by U.S. Treasury Obligation, (2.88%), (5/15/32), fair value of $86,700,002)	$85,000,000
405,000,000	Fixed Income Clearing Corporation - State Street Bank & Trust Co., 5.28%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $405,059,400, Collateralized by various U.S. Treasury Obligations, (0.13% - 3.88%), (3/31/25 - 11/30/26), fair value of $413,100,081)	405,000,000
5,000,000	Goldman Sachs & Co., 5.17%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $5,000,718, Collateralized by U.S. Treasury Obligation, (0.25%), (3/15/24), fair value of $5,100,005)	5,000,000
120,000,000	Nomura Securities International, Inc., 5.27%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $120,017,567, Collateralized by various U.S. Treasury Obligations, (0.00% - 1.88%), (3/15/24 - 2/15/51), fair value of $122,400,000)	120,000,000
80,000,000	RBC Dominion Securities, Inc., 5.24%, 9/1/23, (Purchased on 8/31/23, proceeds at maturity $80,011,644, Collateralized by various U.S. Government Agency Obligations and U.S. Treasury Obligations, (0.00% - 6.50%), (2/22/24 - 7/20/53), fair value of $81,600,076)	80,000,000
Total Repurchase Agreements (Cost $1,665,000,000)		1,665,000,000

Investment Companies (8.3%)
120,966,607	Invesco Short-Term Investments Trust, Government & Agency Portfolio, Institutional Class, 5.26%(b)	120,966,607
91,813,040	Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 5.26%(b)	91,813,040
Total Investment Companies (Cost $212,779,647)		212,779,647

Total Investments (Cost $2,559,623,521)(c) — 100.2%		2,559,623,521
Liabilities in excess of other assets — (0.2)%		(5,185,254)
Net Assets - 100.0%		$2,554,438,267

(a)	Zero coupon bond. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

SOFR	Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (26.5%)
$436,281	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 6.05% (TSFR1M + 73 bps), 1/25/33, Callable 9/25/23 @ 100*	$429,703
155,820	CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 6.78% (TSFR1M + 146 bps), 10/25/37, Callable 1/25/25 @ 100*(a)	155,452
588,123	CLI Funding VIII LLC, Series 2021-1A, Class B, 2.38%, 2/18/46, Callable 9/18/23 @ 100*(a)	498,283
160	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 5/25/32, Callable 9/25/23 @ 100*(b)(c)	160
663,307	DRIVEN BRANDS FUNDING LLC, Series 2019-2A, Class A2, 3.98%, 10/20/49, Callable 10/20/24 @ 100*(a)	607,933
744,166	Fannie Mae Grantor Trust, Series 2003-T4, Class 2A5, 4.45%, 9/26/33, Callable 9/26/23 @ 100*(b)(c)	709,763
4,960	Fannie Mae REMIC Trust, Series 2001-W1, Class AF6, 6.40%, 7/25/31, Callable 9/25/23 @ 100*(b)(c)	5,000
3,291	Fannie Mae REMIC Trust, Series 2001-W2, Class AF6, 6.09%, 10/25/31, Callable 9/25/23 @ 100*(b)(c)	3,280
1,488	Fannie Mae REMIC Trust, Series 2001-W4, Class AF6, 5.11%, 1/25/32, Callable 9/25/23 @ 100*(b)(c)	1,467
317,149	Fannie Mae REMIC Trust, Series 2003-W16, Class AF5, 4.40%, 11/25/33, Callable 9/25/23 @ 100*(b)(c)	304,859
806,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*(a)	703,634
457,984	Fremont Home Loan Trust, Series 2004-3, Class M5, 7.30% (TSFR1M + 199 bps), 11/25/34, Callable 9/25/23 @ 100*	309,972
1,243,513	Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/55, Callable 10/15/40 @ 100*(a)	1,025,210
345,000	HI-FI Music IP Issuer LP, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/23 @ 100*(a)	317,677
10	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(b)(c)	10
761,450	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52, Callable 2/25/25 @ 100*(a)	679,754
270,972	RAAC Trust, Series 2007-SP1, Class M1, 6.28% (TSFR1M + 97 bps), 3/25/37, Callable 9/25/23 @ 100*	268,208
57,503	RAMP Trust, Series 2002-RS2, Class AI5, 4.83%, 3/25/32, Callable 9/25/23 @ 100*	55,463
1,070	Saxon Asset Securities Trust, Series 2003-3, Class AF6, 4.23%, 12/25/33, Callable 9/25/23 @ 100*(b)(c)	1,003
784,667	Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 8/20/51, Callable 8/20/25 @ 100*(a)	629,170
44,080	Soundview Home Loan Trust, Series 2005-B, Class M2, 6.22%, 5/25/35, Callable 9/25/23 @ 100*(b)(c)	40,002
174,722	Soundview Home Loan Trust, Series 2005- OPT3, Class M1, 6.13% (TSFR1M + 82 bps), 11/25/35, Callable 9/25/23 @ 100*	169,796

Shares or Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$484,080	Structured Asset Investment Loan Trust, Series 2005-HE3, Class M1, 6.15% (TSFR1M + 83 bps), 9/25/35, Callable 9/25/23 @ 100*	$472,268
50,317	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-6XS, Class A5A, 6.03%, 3/25/34, Callable 9/25/23 @ 100*(b)(c)	49,793
656,250	Taco Bell Funding LLC, Series 2016-1A, Class A23, 4.97%, 5/25/46, Callable 11/25/23 @ 100*(a)	632,602
476,742	Textainer Marine Containers VII, Ltd., Series 2020-1A, Class A, 2.73%, 8/21/45, Callable 9/20/23 @ 100*(a)	435,053
641,900	ZAXBY'S FUNDING LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	540,224
Total Asset Backed Securities (Cost $10,263,061)		9,045,739

Mortgage Backed Securities† (24.8%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.8%)
8,601	Alternative Loan Trust, Series 2005-24, Class 1A1, 5.74% (12MTA + 131 bps), 7/20/35, Callable 9/19/23 @ 100*	7,259
56,982	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 4.13%, 2/25/36, Callable 9/25/23, @ 100*(b)	39,827
8,648	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.35%, 7/25/35, Callable 9/25/23 @ 100*(b)	6,118
885	Deutsche Alternative Securities Mortgage Loan Trust, Series 2006-AB4, Class A1B1, 5.53% (TSFR1M + 21 bps), 10/25/36, Callable 9/25/23 @ 100*	680
3,021	Deutsche Alternative Securities Mortgage Loan Trust, Series 2006-AB4, Class A1A, 6.01%, 10/25/36, Callable 9/25/23 @ 100*(b)	2,406
1,333	Deutsche Alternative Securities, Inc. Mortgage Loan Trust, Series 2003-4XS, Class A6A, 5.32%, 10/25/33, Callable 9/25/23 @ 100*(b)(c)	1,263
2,523	First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1, 6.06%, 9/25/34, Callable 9/25/23 @ 100*(b)	2,406
12,635	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 4.71%, 4/21/34, Callable 9/21/23 @ 100*(b)	11,974
172,312	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 5.19%, 8/25/35, Callable 9/25/23 @ 100*(b)	172,104
21,392	RALI Trust, Series 2004-QA4, Class NB21, 4.36%, 9/25/34, Callable 9/25/23 @ 100*(b)	19,825
13,388	RALI Trust, Series 2006-QA1, Class A21, 5.04%, 1/25/36, Callable 9/25/23 @ 100*(b)	9,721
		273,583
Alt-A - Fixed Rate Mortgage Backed Securities (1.7%)
9,623	Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35, Callable 9/25/23 @ 100*	6,672
15,047	Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36, Callable 9/25/23 @ 100*	6,265

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$15,920	Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36, Callable 9/25/23 @ 100*	$9,433
15,496	Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37, Callable 9/25/23 @ 100*	8,480
111,856	Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 9/25/23 @ 100*	48,750
55,025	Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34, Callable 9/25/23 @ 100*	49,382
10,525	ChaseFlex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35, Callable 9/25/23 @ 100*	8,394
13,795	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36, Callable 9/25/23 @ 100*	11,920
107,377	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.05%, 10/10/46, Callable 11/10/23 @ 100*	106,859
104	MASTR Alternative Loan Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19, Callable 9/25/23 @ 100*	100
681	MASTR Alternative Loan Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	589
2,763	MASTR Alternative Loan Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/23 @ 100*	2,706
247,086	MASTR Alternative Loan Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34, Callable 9/25/23 @ 100*	245,032
16,701	MASTR Alternative Loan Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34, Callable 9/25/23 @ 100*	17,040
2,584	MASTR Alternative Loan Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34, Callable 9/25/23 @ 100*	2,603
101	RALI Trust, Series 2004-QS13, Class CB, 5.00%, 9/25/19, Callable 9/25/23 @ 100*	97
5,563	RALI Trust, Series 2004-QS6, Class A1, 5.00%, 5/25/19, Callable 9/25/23 @ 100*	5,164
20,328	RALI Trust, Series 2006-QS6, Class 1A2, 6.00%, 6/25/36, Callable 9/25/23 @ 100*	16,005
40,458	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36, Callable 2/25/25 @ 100*	13,283
23,663	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37, Callable 9/25/23 @ 100*	12,906
7,208	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35, Callable 9/25/23 @ 100*	6,915
		578,595
Prime Adjustable Rate Mortgage Backed Securities (1.1%)
187	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 4.68%, 5/25/35(b)	186
327,920	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.70%, 6/25/36, Callable 9/25/23 @ 100*(b)(c)	52,551
3,919	Banc of America Mortgage Trust, Series 2006-A, Class 2A1, 3.89%, 2/25/36, Callable 9/25/23 @ 100*(b)	3,513

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$2,307	Banc of America Mortgage Trust, Series 2006-B, Class 2A1, 4.06%, 11/20/46, Callable 9/20/23 @ 100*(b)	$2,036
3,163	Banc of America Mortgage Trust, Series 2004-E, Class 1A1, 5.41%, 6/25/34, Callable 9/25/23 @ 100*(b)	2,962
4,119	Banc of America Mortgage Trust, Series 2003-H, Class 2A3, 5.90%, 9/25/33, Callable 9/25/23 @ 100*(b)	3,827
4,334	Bear Stearns ARM Trust, Series 2004-6, Class 1A1, 4.48%, 9/25/34, Callable 9/25/23 @ 100*(b)	3,917
2,023	Bear Stearns ARM Trust, Series 2004-10, Class 15A1, 4.74%, 1/25/35, Callable 9/25/23 @ 100*(b)	2,038
3,680	Bear Stearns ARM Trust, Series 2006-4, Class 1A1, 5.13%, 10/25/36, Callable 9/25/23 @ 100*(b)	3,445
3,063	Bear Stearns ARM Trust, Series 2005-9, Class A1, 7.67% (H15T1Y + 230 bps), 10/25/35, Callable 9/25/23 @ 100*	2,870
1,893	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 6.81%, 3/25/31, Callable 9/25/23 @ 100*(b)	1,868
8,532	Chase Mortgage Finance Trust, Series 2007-A2, Class 7A1, 4.53%, 7/25/37, Callable 9/25/23 @ 100*(b)	6,736
208	CHL Mortgage Pass-Through Trust, Series 2003-42, Class 1A1, 3.99%, 9/25/33, Callable 9/25/23 @ 100*(b)	169
3,040	CHL Mortgage Pass-Through Trust, Series 2003-60, Class 2A1, 4.12%, 2/25/34, Callable 9/25/23 @ 100*(b)	2,800
6,200	CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2, 4.25%, 2/19/34, Callable 9/19/23 @ 100*(b)	5,954
4,214	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A2A, 5.21%, 8/25/35(b)	4,033
22,279	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 4.17%, 11/25/32, Callable 9/25/23 @ 100*(b)	13,971
17,634	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.57%, 11/25/34, Callable 9/25/23 @ 100*(b)	16,936
4,201	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 4.35%, 10/25/35, Callable 9/25/23 @ 100*(b)	3,923
22,248	GMACM Mortgage Loan Trust, Series 2005-AR6, Class 3A1, 3.62%, 11/19/35, Callable 9/19/23 @ 100*(b)	19,363
12,820	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 3.87%, 4/25/35, Callable 9/25/23 @ 100*(b)	11,724
4,167	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.48%, 11/25/35, Callable 9/25/23 @ 100*(b)	4,118
53,083	HarborView Mortgage Loan Trust, Series 2004-10, Class 3A1B, 3.90%, 1/19/35, Callable 9/19/23 @ 100*(b)	46,157
2,645	HarborView Mortgage Loan Trust, Series 2005- 14, Class 3A1A, 5.27%, 12/19/35, Callable 9/19/23 @ 100*(b)	2,489

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$30,288	IndyMac INDX Mortgage Loan Trust, Series 2006- AR19, Class 1A2, 3.80%, 8/25/36, Callable 9/25/23 @ 100*(b)	$21,582
18,217	IndyMac INDX Mortgage Loan Trust, Series 2006- AR13, Class A1, 3.83%, 7/25/36, Callable 9/25/23 @ 100*(b)	13,129
7,517	IndyMac INDX Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.42%, 8/25/34, Callable 9/25/23 @ 100*(b)	7,126
17,510	IndyMac INDX Mortgage Loan Trust, Series 2004-AR4, Class 3A, 4.70%, 8/25/34, Callable 9/25/23 @ 100*(b)	16,188
1,319	JPMorgan Mortgage Trust, Series 2006-A5, Class 3A4, 4.52%, 8/25/36, Callable 9/25/23 @ 100*(b)	1,063
645	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 4.10%, 2/25/34, Callable 9/25/23 @ 100*(b)	589
5,481	Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 4.39%, 12/25/34, Callable 9/25/23 @ 100*(b)	5,121
5,851	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 5.52%, 7/25/34, Callable 12/25/23 @ 100*(b)	5,526
3,355	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 5.22%, 8/25/34, Callable 7/25/25 @ 100*(b)	3,226
1,645	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 5.25%, 8/25/34, Callable 1/25/25 @ 100*(b)	1,586
17,921	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 4.85%, 12/25/34, Callable 9/25/23 @ 100*(b)	15,622
820	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 5.19%, 2/25/34, Callable 9/25/23 @ 100*(b)	766
1,674	Structured Asset Mortgage Investments II Trust, Series 2005-AR7, Class 1A1, 4.59%, 12/27/35, Callable 9/25/23 @ 100*(b)	1,669
9,010	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-24A, Class 1A3, 6.54%, 7/25/33, Callable 9/25/23 @ 100*(b)	8,780
38,544	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1, 3.34%, 11/25/36, Callable 9/25/23 @ 100*(b)	32,984
6,074	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A2, 4.31%, 9/25/36, Callable 9/25/23 @ 100*(b)	5,056
1,124	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A1, 4.44%, 8/25/46, Callable 9/25/23 @ 100*(b)	997
2,825	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2, 4.52%, 6/25/34, Callable 9/25/23 @ 100*(b)	2,562
3,622	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR10, Class A1B, 6.27% (TSFR1M + 95 bps), 7/25/44, Callable 9/25/23 @ 100*	3,344
		364,502

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities (9.5%)
$430,690	Angel Oak Mortgage Trust, Series 2019-6, Class A1, 2.62%, 11/25/59, Callable 9/25/23 @ 100*(a)(b)	$412,422
4,249	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31, Callable 9/25/23 @ 100*	4,113
53,193	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM2, Class 1CB2, 6.75%, 8/25/34, Callable 9/25/23 @ 100*	47,472
9,696	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM2, Class 2CB3, 8.00%, 8/25/34, Callable 9/25/23 @ 100*	9,633
57,421	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	52,743
7,580	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33, Callable 9/25/23 @ 100*	7,407
14,165	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33, Callable 9/25/23 @ 100*	13,949
30,741	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32, Callable 9/25/23 @ 100*	8,438
172,446	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32, Callable 9/25/23 @ 100*	176,934
3,376	CSFB Mortgage-Backed Trust, Series 2004-7, Class 5A1, 5.00%, 10/25/19, Callable 9/25/23 @ 100*	3,257
347,446	GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ2, Class A8, 4.00%, 11/25/49, Callable 9/25/23 @ 100*(a)(b)	321,132
14,917	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33, Callable 9/25/23 @ 100*	13,683
20,159	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35, Callable 9/25/26 @ 100*	7,843
503,558	JPMorgan Mortgage Trust, Series 2020-4, Class A3A, 2.50%, 11/25/50, Callable 2/25/30 @ 100*(a)(b)	409,523
401,310	JPMorgan Mortgage Trust, Series 2017-2, Class A4, 3.00%, 5/25/47, Callable 11/25/30 @ 100*(a)(b)	338,376
8,966	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36, Callable 9/25/23 @ 100*	4,531
1,343,333	NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 6.83% (TSFR1M + 151 bps), 5/25/55, Callable 5/25/24 @ 100*(a)	1,330,560
4,006	RFMSI Trust, Series 2005-S7, Class A1, 5.50%, 11/25/35, Callable 9/25/23 @ 100*	3,160
11,448	RFMSI Trust, Series 2003-S9, Class A1, 6.50%, 3/25/32, Callable 9/25/23 @ 100*	11,050
54,051	Structured Asset Mortgage Investments Trust, Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/23 @ 100*	51,862
		3,228,088

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Subprime Mortgage Backed Securities (1.1%)
$46,858	Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75%, 10/25/56, Callable 8/25/31 @ 100*(a)(b)	$46,274
69,907	Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 4/25/57, Callable 11/25/27 @ 100*(a)(b)	69,308
292,239	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 2/25/33 @ 100*(a)(b)	277,043
		392,625
U.S. Government Agency Mortgage Backed Securities (10.6%)
10,751	Fannie Mae, 3.67% (US00012M + 133 bps), 1/1/35, Pool #805386	10,567
337	Fannie Mae, 5.02% (H15T1Y + 222 bps), 6/1/32, Pool #725286	333
19,145	Fannie Mae, 6.29% (H15T1Y + 229 bps), 2/1/30, Pool #556998	18,918
143,830	Fannie Mae REMIC, Series 2013-68, Class NA, 1.00%, 3/25/42	117,796
26,532	Fannie Mae REMIC, Series 2012-31, Class PA, 2.00%, 4/25/41	25,533
14,065	Fannie Mae REMIC, Series 2012-96, Class PD, 2.00%, 7/25/41	13,895
116,878	Fannie Mae REMIC, Series 2013-18, Class NA, 2.00%, 12/25/42	101,547
75,023	Fannie Mae REMIC, Series 2013-73, Class PD, 2.25%, 6/25/42	67,894
71,997	Fannie Mae REMIC, Series 2013-74, Class DY, 2.25%, 6/25/42(b)	67,123
54,991	Fannie Mae REMIC, Series 2011-118, Class NA, 3.00%, 11/25/41	50,698
114,980	Fannie Mae REMIC, Series 2014-1, Class AB, 3.00%, 6/25/43	107,249
425,575	Fannie Mae REMIC, Series 2018-83, Class LC, 3.00%, 11/25/48	377,976
1,000	Fannie Mae REMIC, Series 1996-42, Class LL, 7.50%, 9/25/26	999
504,077	Fannie Mae REMIC Trust, Series 2003-W14, Class 2A, 4.34%, 1/25/43, Callable 9/25/23 @ 100*(b)	469,624
767,492	Fannie Mae REMIC Trust, Series 2004-W10, Class A6, 5.75%, 8/25/34, Callable 9/25/23 @ 100*	758,548
2,014	Freddie Mac, 4.00%, 9/1/33, Pool #N31025	1,919
2,206	Freddie Mac, 6.22% (US0006M + 152 bps), 4/1/36, Pool #1N0148	2,235
30,635	Freddie Mac REMIC, Series 4146, Class ML, 1.50%, 10/15/42	29,246
277,528	Freddie Mac REMIC, Series 4220, Class KC, 1.50%, 5/15/32	259,953
36,214	Freddie Mac REMIC, Series 3982, Class MD, 2.00%, 5/15/39	34,807
109,959	Freddie Mac REMIC, Series 4019, Class GB, 2.00%, 12/15/41	99,019
87,445	Freddie Mac REMIC, Series 4272, Class YG, 2.00%, 11/15/26	85,796
80,685	Freddie Mac REMIC, Series 3913, Class PC, 2.50%, 3/15/41	76,704
324,105	Freddie Mac REMIC, Series 4374, Class GA, 3.00%, 9/15/36	302,558

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$255,443	Freddie Mac Structured Pass-Through Certificates, Series T-67, Class 1A1C, 4.07%, 3/25/36, Callable 9/25/23 @ 100*(b)	$237,463
315,521	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	270,218
900	Government National Mortgage Assoc., 2.75% (H15T1Y + 150 bps), 12/20/27, Pool #80141	875
383	Government National Mortgage Assoc., 3.63% (H15T1Y + 150 bps), 1/20/25, Pool #8580	375
702	Government National Mortgage Assoc., 3.63% (H15T1Y + 150 bps), 1/20/25, Pool #8585	688
365	Government National Mortgage Assoc., 3.63% (H15T1Y + 150 bps), 3/20/26, Pool #8832	354
979	Government National Mortgage Assoc., 3.63% (H15T1Y + 150 bps), 3/20/29, Pool #80263	940
5,622	Government National Mortgage Assoc., 3.88% (H15T1Y + 150 bps), 5/20/34, Pool #80916	5,501
45	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	46
5	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	5
8	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	8
6	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	6
		3,597,416
Total Mortgage Backed Securities (Cost $9,500,171)		8,434,809

Corporate Bonds (16.2%)
Aerospace & Defense (2.7%)
920,000	Boeing Co. (The), 7.95%, 8/15/24	934,188
Banks (3.2%)
1,057,740	SouthTrust Bank, 7.74%, 5/15/25	1,081,939
Capital Markets (3.1%)
1,116,000	Goldman Sachs Group, Inc. (The), 1.30%, 11/15/24, Callable 11/15/23 @ 100 *	1,048,723
2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN (d)	3,000
		1,051,723
Financial Services (5.0%)
670,000	Athene Global Funding, 1.72%, 1/7/25 (a)	627,385
1,206,000	Western Union Co. (The), 1.35%, 3/15/26, Callable 2/15/26 @ 100 *	1,079,390
		1,706,775
Tobacco (2.2%)
806,000	BAT Capital Corp., 3.22%, 9/6/26, Callable 7/6/26 @ 100 *	752,351
	Total Corporate Bonds (Cost $7,014,472)	5,526,976

Taxable Municipal Bonds (0.5%)
Pennsylvania (0.5%)
190,000	Philadelphia Authority for Industrial Development Revenue, 3.96%, 4/15/26	184,922
Total Taxable Municipal Bonds (Cost $189,839)		184,922

U.S. Government Agency Securities (13.1%)
Federal Farm Credit Banks Funding Corp.
1,000,000	1.23%, 9/10/29, Callable 9/14/23 @ 100 *	818,672
475,000	5.36% (SOFR + 5 bps), 2/13/24	475,111
350,000	5.37% (SOFR + 6 bps), 10/8/24	349,689
		1,643,472

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
Federal Home Loan Banks
$35,000	0.90%, 8/27/26, Callable 11/27/23 @ 100 *	$31,171
250,000	1.00%, 3/29/29, Callable 9/29/23 @ 100 *(b)	213,091
252,500	1.25%, 2/19/30, Callable 11/19/23 @ 100 *	202,606
370,000	Series 4, 1.50%, 6/30/25, Callable 9/30/23 @ 100 *(b)	349,136
180,000	2.10%, 11/26/31, Callable 9/14/23 @ 100 *	146,701
300,000	4.84%, 5/15/30, Callable 5/15/25 @ 100 *	288,979
220,000	5.40%, 2/24/28, Callable 11/24/23 @ 100 *	217,056
350,000	5.43% (SOFR + 12 bps), 5/1/25	350,070
400,000	5.45% (SOFR + 14 bps), 4/21/25	400,063
		2,198,873
Federal Home Loan Mortgage Corporation
249,000	3.63%, 7/26/24, Callable 10/26/23 @ 100 *	244,847
180,000	5.50%, 6/18/24, Callable 9/22/23 @ 100 *	179,471
		424,318
Federal National Mortgage Association
250,000	Series 1, 1.00%, 10/27/28, Callable 10/27/23 @ 100 *	208,587
Total U.S. Government Agency Securities (Cost $4,726,499)		4,475,250

U.S. Treasury Obligations (13.2%)
U.S. Treasury Bills
400,000	5.28%, 9/26/23	398,487
U.S. Treasury Notes
730,000	1.50%, 2/15/30	619,302
400,000	3.88%, 12/31/27	392,594
942,000	4.13%, 9/30/27	933,095
2,161,000	4.25%, 9/30/24	2,136,436
		4,081,427
Total U.S. Treasury Obligations (Cost $4,550,649)		4,479,914

Investment in Affiliates (5.2%)
1,777,121	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(e)	1,777,121
Total Investment in Affiliates (Cost $1,777,121)		1,777,121

Total Investments (Cost $38,021,812)(f) — 99.5%		33,924,731
Other assets in excess of liabilities — 0.5%		156,221
Net Assets - 100.0%		$ 34,080,952

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2023.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2023.
(d)	Issuer has defaulted on the payment of interest.
(e)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(f)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

12MTA	12 Month Treasury Average
H15T1Y	1 Year Treasury Constant Maturity Rate

See notes to financial statements.

Schedule of Portfolio Investments	Limited Duration Fund
August 31, 2023	Concluded

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TSFR1M CME	Term Secured Overnight Financing Rate 1-Month
US0006M	6 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (12.5%)
$280,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*(a)	$244,439
250,000	HI-FI Music IP Issuer LP, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/23 @ 100*(a)	230,201
286,807	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	272,054
115,250	MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/38, Callable 1/20/26 @ 100*(a)	108,147
250,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(a)	238,169
213,119	VR Funding LLC, Series 2020-1A, Class A, 2.79%, 11/15/50, Callable 11/15/23 @ 100*(a)	186,801
226,250	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	211,018
142,498	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(a)	113,999
Total Asset Backed Securities (Cost $1,778,099)		1,604,828

Mortgage Backed Securities† (17.0%)
Alt-A - Fixed Rate Mortgage Backed Securities (2.2%)
2,393	Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35, Callable 9/25/23 @ 100*	2,062
7,317	Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34, Callable 9/25/23 @ 100*	7,213
58,871	Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37, Callable 9/25/23 @ 100*	25,658
42,459	ChaseFlex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/23 @ 100*	28,474
70,028	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.05%, 10/10/46, Callable 11/10/23 @ 100*	69,691
6,328	MASTR Alternative Loan Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34, Callable 9/25/23 @ 100*	6,024
3,767	MASTR Alternative Loan Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	2,774
6,321	MASTR Alternative Loan Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34, Callable 9/25/23 @ 100*	5,999
143	MASTR Alternative Loan Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	124
12,272	MASTR Alternative Loan Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/23 @ 100*	11,593
6,197	MASTR Alternative Loan Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33, Callable 9/25/23 @ 100*	6,270
10,813	MASTR Alternative Loan Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34, Callable 9/25/23 @ 100*	10,470
18,891	MASTR Alternative Loan Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34, Callable 9/25/23 @ 100*	18,267

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$273	Nomura Asset Acceptance Corp Alternative Loan Trust, Series 2005-WF1, Class 2A5, 5.66%, 3/25/35, Callable 9/25/23 @ 100*(b)(c)	$266
30,519	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 2.81%, 10/25/40, Callable 9/25/23 @ 100*(a)(b)	18,250
19,928	Residential Accredit Loans, Inc., Series 2006- QS12, Class 1A2, 6.50%, 9/25/36, Callable 9/25/23 @ 100*	9,129
33,894	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35, Callable 9/25/23 @ 100*	16,025
38,901	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36, Callable 9/25/23 @ 100*	24,766
27,654	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-6, Class 1CB, 6.50%, 8/25/35, Callable 9/25/23 @ 100*	24,354
		287,409
Prime Adjustable Rate Mortgage Backed Securities (2.2%)
4,027	Banc of America Funding Trust, Series 2004-B, Class 5A1, 4.56%, 11/20/34, Callable 9/20/23 @ 100*(b)	3,835
751	Bear Stearns ARM Trust, Series 2003-7, Class 4A, 4.31%, 10/25/33, Callable 9/25/23 @ 100*(b)	759
2,532	Bear Stearns ARM Trust, Series 2004-9, Class 12A3, 4.32%, 11/25/34, Callable 9/25/23 @ 100*(b)	2,532
7,183	CHL Mortgage Pass-Through Trust, Series 2004-2, Class 2A1, 3.74%, 2/25/34, Callable 9/25/23 @ 100*(b)	5,917
6,752	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 3.64%, 4/25/37, Callable 9/25/23 @ 100*(b)	5,762
12,354	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.89%, 10/25/36, Callable 9/25/23 @ 100*(b)	9,132
2,446	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 4.16% (US0003M + 101 bps), 4/25/36, Callable 9/25/23 @ 100*	2,124
13,657	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 4.49%, 2/25/35, Callable 9/25/23 @ 100*(b)	12,894
160,482	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 4.87%, 9/25/35, Callable 9/25/23 @ 100*(b)	145,831
106,731	WinWater Mortgage Loan Trust, Series 2014-1, Class A1, 3.92%, 6/20/44, Callable 9/20/23 @ 100*(a)(b)	98,760
		287,546
Prime Fixed Mortgage Backed Securities (4.9%)
1,741	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.56%, 9/25/35, Callable 9/25/23 @ 100*(b)(c)	1,455
53,794	Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.59%, 10/25/49, Callable 9/25/23 @ 100*(a)(b)	51,405
11,942	Chase Mortgage Finance Trust, Series 2007-S2, Class 2A1, 5.50%, 3/25/37, Callable 9/25/23 @ 100*	994

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$185	CHL Mortgage Pass-Through Trust, Series 2004-J6, Class 1A2, 5.25%, 8/25/24, Callable 9/25/23 @ 100*	183
5,915	CHL Mortgage Pass-Through Trust, Series 2005-29, Class A1, 5.75%, 12/25/35, Callable 9/25/23 @ 100*	2,925
5,048	Citigroup Mortgage Loan Trust, Inc., Series 2005- 1, Class 3A1, 6.50%, 4/25/35.	4,864
4,400	Citigroup Mortgage Loan Trust, Inc., Series 2004- NCM1, Class 1A3, 6.75%, 7/25/34, Callable 9/25/23 @ 100*	4,240
3,904	CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-1, Class 4A1, 5.00%, 2/25/19	3,652
9,911	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 8A1, 6.00%, 11/25/33, Callable 9/25/23 @ 100*	9,829
203,857	Flagstar Mortgage Trust, Series 2021-4, Class A5, 2.50%, 6/1/51, Callable 3/25/45 @ 100*(a)(b)	174,210
10,678	Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.50%, 7/25/56, Callable 5/25/31 @ 100*(a)(b)	9,632
111,304	GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class A14, 3.00%, 10/25/50, Callable 4/25/29 @ 100*(a)(b)	92,052
129,714	GSR Mortgage Loan Trust, Series 2004-13F, Class 2A1, 4.25%, 11/25/34, Callable 9/25/23 @ 100*	119,846
68	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	68
444	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32, Callable 9/25/23 @ 100*	417
834	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34, Callable 9/25/23 @ 100*	791
17,833	RAMP Trust, Series 2005-SL2, Class A3, 7.00%, 2/25/32, Callable 9/25/29 @ 100*	14,071
6,707	Structured Asset Mortgage Investments Trust, Series 1999-2, Class 3A, 6.75%, 5/25/29, Callable 9/25/23 @ 100*	6,435
36	Structured Asset Sec Corp Mort Pass-Through Certificate Trust, Series 1997-2, Class 2A4, 7.25%, 3/28/30, Callable 9/28/23 @ 100*	36
598	WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S11, Class 1A, 5.00%, 11/25/33, Callable 9/25/23 @ 100*	556
226	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 9/25/23 @ 100*	219
145,273	Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, 2.50%, 6/25/51, Callable 5/25/47 @ 100*(a)(b)	124,509
		622,389
Subprime Mortgage Backed Securities (0.7%)
25,761	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 9/25/31 @ 100*(a)(b)	24,737
67,990	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 10/25/33 @ 100*(a)(b)	64,859

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Subprime Mortgage Backed Securities, continued:
		$89,596
U.S. Government Agency Mortgage Backed Securities (7.0%)
$93,934	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 8/25/30	90,770
1,648	Fannie Mae, 4.11% (US0012M + 186 bps), 1/1/37, Pool #906675	1,619
1,290	Fannie Mae, 5.03% (US0012M + 163 bps), 9/1/33, Pool #739372	1,266
73	Fannie Mae, 6.00%, 4/1/35, Pool #735503	75
241	Fannie Mae Grantor Trust, Series 2002-T1, Class A3, 7.50%, 11/25/31, Callable 9/25/23 @ 100*	248
48,878	Fannie Mae REMIC, Series 2010-100, Class LA, 2.50%, 7/25/40	44,961
48,647	Fannie Mae REMIC, Series 2014-61, Class P, 2.50%, 7/25/44	43,748
17,494	Fannie Mae REMIC, Series 2015-12, Class PC, 2.50%, 7/25/44	16,663
97,605	Fannie Mae REMIC, Series 2015-59, Class LM, 3.00%, 7/25/45	88,246
145,742	Fannie Mae REMIC, Series 2023-16, Class VE, 5.50%, 3/25/34	145,350
450	Fannie Mae REMIC, Series 2001-55, Class PC, 6.50%, 10/25/31	455
8,039	Fannie Mae Trust, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 9/25/23 @ 100*	8,291
4,694	Freddie Mac, 6.98% (H15T1Y + 237 bps), 8/1/34, Pool #755230	4,590
38,838	Freddie Mac REMIC, Series 4220, Class KC, 1.50%, 5/15/32	36,378
23,539	Freddie Mac REMIC, Series 4076, Class QC, 2.00%, 11/15/41	22,203
34,317	Freddie Mac REMIC, Series 4461, Class EA, 2.00%, 7/15/37	32,447
152,293	Freddie Mac REMIC, Series 3908, Class B, 2.50%, 6/15/39	136,302
166,092	Freddie Mac REMIC, Series 5303, Class B, 5.50%, 6/25/45	164,683
70	Freddie Mac REMIC, Series 1714, Class K, 7.00%, 4/15/24, Callable 9/15/23 @ 100*	69
318	Freddie Mac REMIC, Series 1904, Class D, 7.50%, 10/15/26, Callable 9/15/23 @ 100*	319
67,612	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	57,904
2,554	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	2,536
27	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	27
23	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	23
16	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	16
371	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	372
1,530	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	1,538
		901,099
Total Mortgage Backed Securities (Cost $2,441,456)		2,188,039

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Corporate Bonds (17.6%)
Air Freight & Logistics (1.4%)
$177,537	United Airlines Pass-Through Trust, Series 2020- 1, Class A, 5.88%, 10/15/27	$177,153
Banks (0.9%)
150,000	Bank of America Corp., 1.90% (SOFR + 153 bps), 7/23/31, Callable 7/23/30 @ 100, MTN *	118,520
Capital Markets (1.0%)
140,000	Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	131,580
Diversified Telecommunication Services (2.3%)
310,000	AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100 *	293,130
Electric Utilities (1.9%)
275,000	Emerson Electric Co., 2.20%, 12/21/31, Callable 9/21/31 @ 100 *	249,601
Electrical Equipment (1.6%)
250,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	205,842
Financial Services (2.3%)
300,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	291,705
Food Products (2.1%)
300,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(a)	270,709
Household Durables (3.0%)
400,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	388,579
Semiconductors & Semiconductor Equipment (1.1%)
150,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100 *	137,147
Total Corporate Bonds (Cost $2,544,127).		2,263,966

Taxable Municipal Bonds (9.7%)
Arizona (1.9%)
250,000	City of Glendale Arizona, Certificate Participation, 0.90%, 7/1/24	240,107
Colorado (2.2%)
150,000	Colorado Housing and Finance Authority Revenue, Series I-1, 0.86%, 11/1/23, GNMA: GOV. NATL MTGE ASSOCIATION	148,846
150,000	Colorado Housing and Finance Authority Revenue, Series I-1, 1.11%, 5/1/25, GNMA: GOV. NATL MTGE ASSOCIATION	139,076
		287,922
New York (2.1%)
300,000	New York City Housing Development Corp. Revenue, Series L, 2.84%, 11/1/28, Continuously Callable @100	264,546
Rhode Island (3.0%)
400,000	Rhode Island Convention Center Authority Revenue, Series A, 3.15%, 5/15/25	383,823
Wisconsin (0.5%)
65,000	Public Financial Authority Revenue, 4.45%, 10/1/25, AGM	64,051
Total Taxable Municipal Bonds (Cost $1,316,064)		1,240,449

U.S. Government Agency Securities (9.4%)
Federal Farm Credit Banks Funding Corp.
350,000	2.12%, 5/23/31, Callable 9/14/23 @ 100 *	288,377
250,000	2.32%, 1/26/32, Callable 9/14/23 @ 100 *	206,509
		494,886

Shares or Principal Amount	Security Description	Value
U.S. Government Agency Securities, continued:
Federal Home Loan Banks
$250,000	1.25%, 8/16/28, Callable 11/16/23 @ 100 *(b)	$218,760
220,000	1.25%, 3/17/31, Callable 9/17/23 @ 100 *(b)	184,867
200,000	1.38%, 10/28/31, Callable 10/28/23 @ 100 *(b)	163,901
		567,528
Federal Home Loan Mortgage Corporation
150,000	4.00%, 6/27/25 (b)(c)	146,55
Total U.S. Government Agency Securities (Cost $1,302,171)		1,208,967

U.S. Treasury Obligations (26.3%)
U.S. Treasury Notes
350,000	3.13%, 8/31/29	329,424
795,000	4.13%, 9/30/27	787,485
643,000	4.13%, 11/15/32	643,000
1,631,000	4.25%, 9/30/24	1,612,460
Total U.S. Treasury Obligations (Cost $3,436,677)		3,372,369

Investment in Affiliates (6.7%)
865,097	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(d)	865,097
Total Investment in Affiliates (Cost $865,097)		865,097

Total Investments (Cost $13,683,691)(e) — 99.2%		12,743,715
Other assets in excess of liabilities — 0.8%		106,829
Net Assets - 100.0%		$12,850,544

See notes to financial statements.

Schedule of Portfolio Investments	Moderate Duration Fund
August 31, 2023	Concluded

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2023.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2023.

(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.

(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

AGM	Assured Guaranty Municipal Corporation
GNMA	Government National Mortgage Association
H15T1Y	1 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
US0003M	3 Month US Dollar LIBOR
US0012M	12 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Bond Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (12.4%)
$825,000	Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.94%, 8/15/46, Callable 8/15/24 @ 100*(a)	$731,208
1,250,000	Amur Equipment Finance Receivables IX LLC, Series 2021-1A, Class C, 1.75%, 6/21/27, Callable 11/20/24 @ 100*(a)	1,178,662
394,572	BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class B, 3.78%, 9/26/33, Callable 7/25/26 @ 100*(a)	369,259
1,100,000	CoreVest American Finance Trust, Series 2021-2, Class B, 2.38%, 7/15/54, Callable 7/15/31 @ 100*(a)	873,133
585,000	Dext ABS 2023-1 LLC, Series 2023-1, Class A2, 5.99%, 3/15/32, Callable 4/15/27 @ 100*(a)	576,915
9,155	Fannie Mae REMIC Trust, Series 2002-W11, Class AF5, 4.98%, 11/25/32, Callable 9/25/23 @ 100*(b)(c)	8,156
1,240,219	Finance of America Structured Securities RMF Trust, Series 2023-S1, Class A1, 3.00%, 9/25/61(a)(b)	1,135,139
1,490,000	Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51, Callable 11/25/25 @ 100*(a)	1,300,763
1,500,000	HI-FI Music IP Issuer LP, Series 2022-1A, Class A2, 3.94%, 2/1/62, Callable 11/1/23 @ 100*(a)	1,381,206
654,750	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.45%, 2/26/52, Callable 2/25/25 @ 100*(a)	584,502
928,477	Longtrain Leasing III LLC, Series 2015-1A, Class A2, 4.06%, 1/15/45, Callable 1/15/25 @ 100*(a)	880,718
507,349	MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/38, Callable 1/20/26 @ 100*(a)	476,084
–	RAAC Trust, Series 2004-SP1, Class AI4, 5.29%, 8/25/27, Callable 9/25/23 @ 100*(b)	–
515,000	Sabey Data Center Issuer LLC, Series 2020-1, Class A2, 3.81%, 4/20/45, Callable 11/20/23 @ 100*(a)	490,629
1,028,200	Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 1/20/50, Callable 1/20/24 @ 100*(a)	938,519
352,683	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.54%, 2/25/44, Callable 9/25/23 @ 100*(a)	348,518
638,175	Taco Bell Funding LLC, Series 2018-1A, Class A2II, 4.94%, 11/25/48, Callable 11/25/25 @ 100*(a)	603,028
450,956	Triumph Rail Holdings LLC, Series 2021-2, Class A, 2.15%, 6/19/51, Callable 9/17/23 @ 100*(a)	394,370
83,250	VR Funding LLC, Series 2020-1A, Class A, 2.79%, 11/15/50, Callable 11/15/23 @ 100*(a)	72,969
1,086,000	Wendy's Funding LLC, Series 2019-1A, Class A2I, 3.78%, 6/15/49, Callable 3/15/24 @ 100*(a)	1,012,884
595,745	Willis Engine Structured Trust III, Series 2017-A, Class A, 4.69%, 8/15/42, Callable 7/15/27 @ 100*(a)(b)	537,483
854,989	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.10%, 5/15/46, Callable 5/15/29 @ 100*(a)	683,991

Shares or Principal Amount	Security Description	Value
Asset Backed Securities, continued:
$519,400	ZAXBY'S FUNDING LLC, Series 2021-1A, Class A2, 3.24%, 7/30/51, Callable 7/30/25 @ 100*(a)	$437,128
Total Asset Backed Securities (Cost $16,486,104)		15,015,264

Mortgage Backed Securities† (17.8%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.0%^)
50,858	Bear Stearns Alternative Trust, Series 2006-6, Class 32A1, 4.09%, 11/25/36, Callable 5/25/28 @ 100*(b)	26,477
2,442	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 6.21%, 12/25/36, Callable 9/25/23 @ 100*(b)(c)	2,340
		28,817
Alt-A - Fixed Rate Mortgage Backed Securities (1.6%)
39,704	Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35, Callable 9/25/23 @ 100*	28,025
5,101	Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34, Callable 9/25/23 @ 100*	5,045
21,075	Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36, Callable 9/25/23 @ 100*	10,009
141,062	Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37, Callable 9/25/23 @ 100*	71,997
166,071	Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36, Callable 9/25/23 @ 100*	72,898
5,788	Banc of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46, Callable 9/25/23 @ 100*	5,062
16,257	Bear Stearns Asset Backed Securities Trust, Series 2003-AC7, Class A1, 5.50%, 1/25/34, Callable 9/25/23 @ 100*(b)(c)	13,571
25,476	ChaseFlex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35, Callable 9/25/23 @ 100*	17,084
20,764	ChaseFlex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37, Callable 9/25/23 @ 100*	7,716
536,883	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.05%, 10/10/46, Callable 11/10/23 @ 100*	534,295
1,250,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class A5, 3.72%, 3/15/50, Callable 4/15/27 @ 100*	1,151,536
9,554	MASTR Alternative Loan Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35, Callable 5/25/25 @ 100*	8,664
33,099	MASTR Alternative Loan Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34, Callable 9/25/23 @ 100*	32,420
12,272	MASTR Alternative Loan Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34, Callable 9/25/23 @ 100*	11,593
12,769	MASTR Alternative Loan Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35, Callable 5/25/25 @ 100*	10,348
684	MASTR Alternative Loan Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33, Callable 9/25/23 @ 100*	689

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2023	Bond Fund Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$4,738	MASTR Alternative Loan Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34, Callable 9/25/23 @ 100*	$4,663
		1,985,615
Prime Adjustable Rate Mortgage Backed Securities (1.5%)
392,900	GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A6, 2.50%, 2/25/52, Callable 6/25/45 @ 100*(a)(b)	335,310
852,454	GS Mortgage-Backed Securities Trust, Series 2021-PJ7, Class A8, 2.50%, 1/25/52, Callable 4/25/45 @ 100*(a)(b)	729,508
3,369	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 4.05%, 6/25/36, Callable 9/25/23 @ 100*(b)	2,350
92,451	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 5.83%, 8/25/35, Callable 9/25/23 @ 100*(b)	86,495
7,458	Merrill Lynch Mortgage Investors Trust, Series 2004-HB1, Class A3, 5.06%, 4/25/29, Callable 9/25/23 @ 100*(b)	6,646
813,613	Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.92%, 9/25/66, Callable 10/25/24 @ 100*(a)(b)	651,958
3,434	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 4.56%, 6/25/36, Callable 9/25/23 @ 100*(b)	2,258
		1,814,525
Prime Fixed Mortgage Backed Securities (3.8%)
249,389	Arroyo Mortgage Trust, Series 2019-3, Class A1, 2.96%, 10/25/48, Callable 9/25/23 @ 100*(a)(b)	226,267
2,302	Chase Mortgage Finance Trust, Series 2002-S4, Class A23, 6.25%, 3/25/32, Callable 9/25/23 @ 100*	2,121
89,021	ChaseFlex Trust, Series 2006-2, Class A5, 4.42%, 9/25/36, Callable 9/25/23 @ 100*(b)	77,114
1,000	CHL Mortgage Pass-Through Trust, Series 2004-8, Class 1A3, 5.50%, 7/25/34, Callable 9/25/23 @ 100*	948
3,029	CHL Mortgage Pass-Through Trust, Series 2004-18, Class A1, 6.00%, 10/25/34, Callable 9/25/23 @ 100*	2,878
2,867	CHL Mortgage Pass-Through Trust, Series 2004- 21, Class A10, 6.00%, 11/25/34, Callable 9/25/23 @ 100*	2,731
1,200,245	CIM Trust, Series 2021-J2, Class A4, 2.50%, 4/25/51, Callable 7/25/44 @ 100*(a)(b)	1,028,713
13,727	Citigroup Mortgage Loan Trust, Inc., Series 2005- 1, Class 3A1, 6.50%, 4/25/35	13,228
92,208	CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-9, Class 3A1, 6.00%, 10/25/35, Callable 9/25/23 @ 100*	29,786
95	FNT Mortgage-Backed Pass-Through Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	90
452	GMACM Mortgage Loan Trust, Series 2003-GH2, Class A4, 5.50%, 10/25/33, Callable 9/25/23 @ 100*(b)(c)	445
860,418	GS Mortgage-Backed Securities Trust, Series 2022-MM1, Class A8, 2.50%, 7/25/52, Callable 2/25/48 @ 100*(a)(b)	730,985

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$829,596	JPMorgan Mortgage Trust, Series 2019-6, Class A5, 3.50%, 12/25/49, Callable 11/25/23 @ 100*(a)(b)	$746,643
10,770	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 4.26%, 4/25/36, Callable 9/25/23 @ 100*(b)	9,163
15,197	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34, Callable 9/25/23 @ 100*	13,498
805,145	Mello Mortgage Capital Acceptance, Series 2021- MTG2, Class A10, 2.50%, 6/25/51, Callable 8/25/48 @ 100*(a)(b)	691,723
2,685	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2003-A1, Class A2, 6.00%, 5/25/33, Callable 9/25/23 @ 100*	2,603
76,922	RAAC Trust, Series 2004-SP2, Class A22, 6.00%, 1/25/32, Callable 9/25/23 @ 100*	67,161
14,075	Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31, Callable 9/25/23 @ 100*(a)	13,028
36,631	TBW Mortgage-Backed Trust, Series 2006-2, Class 7A1, 7.00%, 7/25/36, Callable 9/25/23 @ 100*	4,620
2,826	WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB1, Class 4A, 6.00%, 6/25/34, Callable 9/25/23 @ 100*	2,766
144,209	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2005-3, Class 1CB5, 5.50%, 5/25/35, Callable 9/25/23 @ 100*	120,553
20,274	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2004-RA1, Class 2A, 7.00%, 3/25/34, Callable 9/25/23 @ 100*	19,685
645,657	Wells Fargo Mortgage Backed Securities Trust, Series 2021-2, Class A3, 2.50%, 6/25/51, Callable 5/25/47 @ 100*(a)(b)	553,373
224,597	Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1, 3.50%, 7/25/49, Callable 7/25/24 @ 100*(a)(b)	198,923
94,709	WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/45, Callable 9/20/23 @ 100*(a)(b)	84,751
		4,643,796
Subprime Mortgage Backed Securities (0.4%)
178,266	Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75%, 10/25/57, Callable 2/25/33 @ 100*(a)(b)	168,996
68,696	Towd Point Mortgage Trust, Series 2018-1, Class A1, 3.00%, 1/25/58, Callable 9/25/31 @ 100*(a)(b)	65,965
192,638	Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25%, 3/25/58, Callable 10/25/33 @ 100*(a)(b)	183,769
		418,730
U.S. Goverment Agency Mortagage Backed Securities (0.9%)
1,101,869	Government National Mortgage Assoc., Series 2023-47, Class AQ, 5.00%, 6/20/48	1,079,444
U.S. Government Agency Mortgage Backed Securities (9.6%)
319,375	Fannie Mae, Series 2018-M12, Class A1, 3.55%, 8/25/30	308,618

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2023	Bond Fund Continued

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$6,935	Fannie Mae, 4.43% (H15T1Y + 231 bps), 12/1/27, Pool #422279	$6,797
170	Fannie Mae, 5.00%, 8/1/33, Pool #730856	169
79	Fannie Mae, 5.00%, 7/1/35, Pool #832198	79
104	Fannie Mae, 5.50%, 2/1/33, Pool #683351	106
67	Fannie Mae, 5.50%, 9/1/34, Pool #725773	68
763,280	Fannie Mae REMIC, Series 2021-52, Class JC, 1.25%, 7/25/51	609,525
216,839	Fannie Mae REMIC, Series 2012-111, Class EC, 2.00%, 12/25/41	192,834
102,649	Fannie Mae REMIC, Series 2013-23, Class AB, 2.00%, 2/25/43	90,465
348,061	Fannie Mae REMIC, Series 2020-54, Class TA, 2.00%, 5/25/43	316,054
117,454	Fannie Mae REMIC, Series 2012-30, Class CB, 2.25%, 10/25/41	107,588
81,678	Fannie Mae REMIC, Series 2010-100, Class LA, 2.50%, 7/25/40	75,133
143,340	Fannie Mae REMIC, Series 2012-104, Class QC, 2.50%, 5/25/42	129,071
36,485	Fannie Mae REMIC, Series 2014-61, Class P, 2.50%, 7/25/44	32,811
141,730	Fannie Mae REMIC, Series 2020-2, Class JD, 2.50%, 2/25/50	115,840
168,390	Fannie Mae REMIC, Series 2014-33, Class PE, 3.00%, 4/25/43	158,294
195,892	Fannie Mae REMIC, Series 2015-59, Class LM, 3.00%, 7/25/45	177,108
791,487	Fannie Mae REMIC, Series 2018-94, Class ZE, 3.50%, 1/25/49	721,075
449,239	Fannie Mae REMIC, Series 2022-35, Class CK, 4.00%, 3/25/47	423,279
1,094,518	Fannie Mae REMIC, Series 2022-61, Class D, 4.00%, 6/25/44	1,047,465
1,268,297	Fannie Mae REMIC, Series 2023-19, Class BA, 5.00%, 12/25/50	1,234,100
1,943,226	Fannie Mae REMIC, Series 2023-16, Class VE, 5.50%, 3/25/34	1,938,003
749	Fannie Mae REMIC, Series 1998-36, Class ZB, 6.00%, 7/18/28	751
17,340	Fannie Mae Trust, Series 2003-W6, Class 6A, 3.96%, 8/25/42, Callable 9/25/23 @ 100*(b)	16,486
392	Freddie Mac, 5.13% (H15T1Y + 213 bps), 4/1/24, Pool #409624	388
177	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	177
484	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	499
65,976	Freddie Mac REMIC, Series 4019, Class GB, 2.00%, 12/15/41	59,412
62,914	Freddie Mac REMIC, Series 4461, Class EA, 2.00%, 7/15/37	59,487
120,946	Freddie Mac REMIC, Series 3913, Class PC, 2.50%, 3/15/41	114,979
849,689	Freddie Mac REMIC, Series 4893, Class PD, 2.50%, 5/15/49	729,370
86,023	Freddie Mac REMIC, Series 3721, Class PE, 3.50%, 9/15/40	81,293
30,506	Freddie Mac REMIC, Series 3780, Class MK, 3.50%, 10/15/40	28,753
122	Freddie Mac REMIC, Series 2610, Class VB, 5.50%, 7/15/24	121

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$1,352,460	Freddie Mac REMIC, Series 5303, Class B, 5.50%, 6/25/45	$1,340,989
696	Freddie Mac REMIC, Series 2148, Class ZA, 6.00%, 4/15/29	697
4,603	Freddie Mac REMIC, Series 2036, Class PD, 6.50%, 3/15/28	4,671
146,492	Government National Mortgage Assoc., Series 2013-69, Class NA, 2.00%, 9/20/42	125,458
194,709	Government National Mortgage Assoc., Series 2009-94, Class KB, 3.00%, 9/16/39	183,184
77,896	Government National Mortgage Assoc., Series 2011-46, Class GJ, 3.25%, 1/16/41(b)	73,052
8,594	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	8,313
1,184,489	Government National Mortgage Assoc., Series 2022-205, Class UA, 5.00%, 5/20/52	1,167,147
2,389	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	2,394
82	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	82
		11,682,185
Total Mortgage Backed Securities (Cost $23,324,366)		21,653,112

Corporate Bonds (17.3%)
Air Freight & Logistics (0.8%)
1,021,518	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/27	1,019,309
Banks (3.3%)
2,475,000	Bank of America Corp., 3.31% (SOFR + 158 bps), 4/22/42, Callable 4/22/41 @ 100 *	1,855,785
1,350,000	JPMorgan Chase & Co., 2.52% (SOFR + 204 bps), 4/22/31, Callable 4/22/30 @ 100 *	1,132,696
1,350,000	Wells Fargo & Co., 3.07% (SOFR + 253 bps), 4/30/41, Callable 4/30/40 @ 100 *	967,367
		3,955,848
Beverages (0.6%)
800,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100 *	712,245
Capital Markets (1.2%)
1,600,000	Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26, Callable 11/16/25 @ 100 *	1,503,770
Electric Utilities (0.8%)
1,000,000	Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100 *	907,641
Electrical Equipment (0.9%)
1,250,000	Emerson Electric Co., 2.20%, 12/21/31, Callable 9/21/31 @ 100 *	1,029,209
Financial Services (1.5%)
1,100,000	Jackson National Life Global Funding, 2.65%, 6/21/24 (a)	1,069,586
770,000	Western Union Co. (The), 6.20%, 11/17/36	770,963
		1,840,549
Food Products (1.7%)
1,059,000	Conagra Brands, Inc., 4.60%, 11/1/25, Callable 9/1/25 @ 100 *	1,036,409
320,000	Mars, Inc., 0.88%, 7/16/26, Callable 6/16/26 @ 100 *(a)	284,448
825,000	Mars, Inc., 3.20%, 4/1/30, Callable 1/1/30 @ 100 *(a)	744,449
		2,065,306

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2023	Bond Fund Continued

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Health Care Providers & Services (0.4%)
$520,000	Montefiore Medical Center, 2.15%, 10/20/26, Callable 4/20/26 @ 100 *	$470,974
Household Durables (0.9%)
1,120,000	Harman International Industries, Inc., 4.15%, 5/15/25, Callable 2/15/25 @ 100 *	1,088,020
Interactive Media & Services (1.0%)
1,300,000	Meta Platforms, Inc., 3.85%, 8/15/32, Callable 5/15/32 @ 100 *	1,194,534
Oil, Gas & Consumable Fuels (0.9%)
1,200,000	Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27 @ 100 *	1,143,359
Passenger Airlines (0.8%)
998,110	Alaska Airlines Pass-Through Trust, Series 2020- 1, Class A, 4.80%, 8/15/27, (a)	964,424
Semiconductors & Semiconductor Equipment (1.6%)
2,178,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100 *	1,991,379
Specialized REITs (0.9%)
1,255,000	SBA Tower Trust, 1.88%, 1/15/26, Callable 1/15/25 @ 100 *(a)	1,133,059
Total Corporate Bonds (Cost $24,246,736)		21,019,626

Taxable Municipal Bonds (7.8%)
Georgia (1.0%)
1,200,000	State of Georgia, GO, 4.57%, 10/1/30	1,172,863
Kentucky (0.5%)
750,000	Lexington-Fayette Urban County Airport Board Revenue, Series A, 2.84%, 7/1/31	653,461
Michigan (0.2%)
190,000	Michigan State Housing Development Authority Revenue, Series B, 2.72%, 10/1/35, Continuously Callable @100	173,334
Missouri (1.0%)
1,250,000	Fort Zumwalt School District, GO, Series D, 5.30%, 3/1/29, STATE AID WITHHOLDING	1,252,274
Oklahoma (1.9%)
500,000	Grand River Dam Authority Revenue, Series B, 4.55%, 6/1/39, Continuously Callable @100	454,847
1,650,000	The University of Oklahoma Revenue, Series A, 3.87%, 7/1/32, Continuously Callable @100	1,521,540
450,000	The University of Oklahoma Revenue, Series C, 2.45%, 7/1/32, Continuously Callable @100	366,941
		2,343,328
Pennsylvania (0.9%)
1,110,000	City of Bethlehem, GO, Series C, 5.15%, 11/1/34, Pre-refunded 11/1/24 @ 100, AGM	1,102,438
Texas (2.3%)
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/26, PSF-GTD	992,576
1,000,000	Arlington Independent School District, GO, 5.00%, 2/15/27, PSF-GTD	990,599
785,000	Texas Transportation Commission State Highway Fund Revenue, Series B, 5.18%, 4/1/30	790,065
		2,773,240
Total Taxable Municipal Bonds (Cost $10,321,874)		9,470,938

Shares or
Principal
Amount	Security Description	Value
U.S. Government Agency Securities (11.0%)
Federal Farm Credit Banks Funding Corp.
$1,000,000	1.32%, 9/9/30, Callable 9/14/23 @ 100 *	$794,622
1,625,000	2.00%, 9/27/33, Callable 9/14/23 @ 100 *	1,268,525
1,565,000	2.13%, 4/19/34, Callable 9/14/23 @ 100 *	1,213,536
1,408,000	2.15%, 3/7/36, Callable 9/14/23 @ 100 *	1,040,876
1,350,000	2.23%, 3/12/35, Callable 9/14/23 @ 100 *	1,031,851
1,150,000	2.32%, 1/26/32, Callable 9/14/23 @ 100 *	949,942
1,220,000	2.75%, 2/2/37, Callable 9/14/23 @ 100 *	952,445
		7,251,797
Federal Home Loan Banks
1,100,000	1.00%, 10/29/29, Callable 10/29/23 @ 100 *(b)	949,613
1,000,000	1.00%, 2/11/36, Callable 11/11/23 @ 100 *(b)	732,047
1,345,000	1.25%, 10/8/30, Callable 9/14/23 @ 100 *	1,060,840
3,000,000	1.25%, 3/24/33, Callable 9/24/23 @ 100 *(b)	2,429,125
1,170,000	1.50%, 2/25/36, Callable 11/25/23 @ 100 *(b)	854,747
		6,026,372
Total U.S. Government Agency Securities (Cost $14,732,359)		13,278,169

U.S. Treasury Obligations (32.1%)
U.S. Treasury Bonds
5,704,000	1.75%, 8/15/41	3,834,603
14,755,000	3.13%, 8/15/44	12,143,480
		15,978,083
U.S. Treasury Notes
3,915,000	3.13%, 8/31/29	3,684,841
8,156,000	4.13%, 9/30/27	8,078,900
8,894,000	4.13%, 11/15/32	8,894,000
2,395,000	4.25%, 9/30/24	2,367,776
		23,025,517
Total U.S. Treasury Obligations (Cost $41,272,275)		39,003,600

Investment in Affiliates (1.1%)
1,364,029	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(d)	1,364,029
Total Investment in Affiliates (Cost $1,364,029)		1,364,029

Total Investments (Cost $131,747,743)(e) — 99.5%		120,804,738
Other assets in excess of liabilities — 0.5%		614,044
Net Assets - 100.0%		$121,418,782

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2023	Bond Fund Concluded

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at August 31, 2023.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2023.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

Amounts shown as “—” are either 0 or round to less than 1.

AGM	Assured Guaranty Municipal Corporation
GO	General Obligation
H15T1Y	1 Year Treasury Constant Maturity Rate
PSF-GTD	Public School Fund Guaranteed
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Portfolio Investments August 31, 2023	Strategic Enhanced Yield Fund

Shares or Principal Amount	Security Description	Value
Mortgage Backed Securities† (22.2%)
Prime Fixed Mortgage Backed Securities (4.1%)
$358,035	Brean Asset Backed Securities Trust, Series 2021- RM1, Class M1, 1.60%, 10/25/63, Callable 9/25/27 @ 100*(a)	$203,006
U.S. Government Agency Mortgage Backed Securities (18.1%)
260,455	Fannie Mae, 4.50%, 10/1/52, Pool #MA4784	247,057
206,722	Freddie Mac, 4.00%, 11/1/52, Pool #SD8265	190,899
201,619	Freddie Mac, 5.00%, 10/1/52, Pool #SD8258	195,604
76,679	Freddie Mac, 5.50%, 4/1/53, Pool #SD8316	75,727
212,949	Government National Mortgage Assoc., 3.50%, 10/20/52, Pool #MA8345	193,429
		902,716
Total Mortgage Backed Securities (Cost $1,243,972)		1,105,722

Corporate Bonds (53.5%)
Aerospace & Defense (1.8%)
90,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100*	88,994
Banks (10.5%)
150,000	Banco GNB Sudameris SA, 7.50% (H15T5Y + 666 bps), 4/16/31, Callable 4/16/26 @ 100 *(b)	123,658
90,000	Bank of America Corp., 3.42% (TSFR3M + 130 bps), 12/20/28, Callable 12/20/27 @ 100 *	82,513
90,000	Citigroup, Inc., 4.41% (SOFR + 391 bps), 3/31/31, Callable 3/31/30 @ 100 *	83,599
50,000	JPMorgan Chase & Co., 3.63%, 12/1/27, Callable 12/1/26 @ 100 *	47,013
90,000	JPMorgan Chase & Co., 6.40%, 5/15/38	99,175
90,000	Wachovia Corp., 5.50%, 8/1/35	86,920
		522,878
Capital Markets (3.5%)
90,000	Morgan Stanley, 4.43% (TSFR3M + 189 bps), 1/23/30, Callable 1/23/29 @ 100 *	85,448
90,000	The Goldman Sachs Group, Inc., 6.17% (SOFR + 82 bps), 9/10/27, Callable 9/10/26 @ 100 *	88,627
		174,075
Chemicals (7.6%)
200,000	Corp. Andina de Fomento, 4.75%, 4/1/26	195,902
200,000	Orbia Advance Corp. SAB de CV, 4.00%, 10/4/27, Callable 7/4/27 @ 100 *(b)	184,464
		380,366
Construction & Engineering (3.9%)
200,000	Arcos Dorados BV, 6.13%, 5/27/29, Callable 5/27/26 @ 103 * (b)	192,750
Diversified Telecommunication Services (1.8%)
90,000	AT&T, Inc., 6.72% (US0003M + 118 bps), 6/12/24,	90,405
Health Care Providers & Services (0.9%)
45,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100 *	43,208
IT Services (3.6%)
200,000	Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/25, Callable 10/9/23 @ 102 * (b)	178,788
Media (1.2%)
70,000	Paramount Global, 4.95%, 1/15/31, Callable 10/15/30 @ 100 *	62,584
Metals & Mining (7.1%)
80,000	Cleveland-Cliffs, Inc., 6.75%, 4/15/30, Callable 4/15/26 @ 103 * (b)	76,261
50,000	Commercial Metals Co., 3.88%, 2/15/31, Callable 2/15/26 @ 102 *	42,556
45,000	Freeport-McMoRan, Inc., 4.25%, 3/1/30, Callable 3/1/25 @ 102 *	40,840

Shares or Principal Amount	Security Description	Value
Corporate Bonds, continued:
Metals & Mining, continued:
$200,000	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 4.75%, 5/15/25, Callable 4/15/25 @ 100 * (b)	$196,008
		355,665
Oil, Gas & Consumable Fuels (6.5%)
90,000	Kinder Morgan Energy Partners LP, 5.63%, 9/1/41	81,778
90,000	Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26, Callable 10/10/23 @ 102 * (b)	86,136
50,000	Petrobras Global Finance BV, 6.50%, 7/3/33, Callable 4/3/33 @ 100 *	48,667
70,000	Petroleos Mexicanos, 6.50%, 3/13/27	61,276
45,000	Range Resources Corp., 8.25%, 1/15/29, Callable 1/15/24 @ 104 *	46,717
		324,574
Paper & Forest Products (0.8%)
50,000	Suzano Austria GmbH, 3.75%, 1/15/31, Callable 10/15/30 @ 100 *	42,328
Sovereign Bond (0.9%)
50,000	Leviathan Bond, Ltd., 6.75%, 6/30/30, Callable 12/30/29 @ 100 * (b)	46,800
Specialized REITs (1.7%)
100,000	Iron Mountain, Inc., 4.50%, 2/15/31, Callable 2/15/26 @ 102 * (b)	85,904
Technology Hardware, Storage & Peripherals (0.8%)
45,000	Apple, Inc., 3.95%, 8/8/52, Callable 2/8/52 @ 100 *	38,133
Wireless Telecommunication Services (0.9%)
50,000	T-Mobile USA, Inc., 3.38%, 4/15/29, Callable 4/15/24 @ 102 *	44,805
Total Corporate Bonds (Cost $2,670,564)		2,672,257

U.S. Government Agency Securities (7.5%)
Dominican Republic International Bond
100,000	5.95%, 1/25/27 (b)	97,691
Federal Home Loan Banks
80,000	3.25%, 11/16/28	76,131
Mongolia Government International Bond
200,000	4.45%, 7/7/31 (b)	154,124
Uruguay Government International Bond
50,000	4.38%, 1/23/31, Callable 10/23/30 @ 100 *	49,111
Total U.S. Government Agency Securities (Cost $379,869)		377,057

U.S. Treasury Obligations (13.2%)
U.S. Treasury Bonds
110,000	1.88%, 2/15/51	67,878
78,000	3.88%, 5/15/43	72,577
106,000	4.50%, 2/15/36	110,836
115,000	4.75%, 2/15/41	121,608
		372,899
U.S. Treasury Notes
100,000	1.13%, 2/28/27	89,391
53,000	2.00%, 8/15/25	50,161
88,000	2.38%, 5/15/29	79,709
73,000	2.88%, 5/15/32	66,364
		285,625
Total U.S. Treasury Obligations (Cost $670,183)		658,524

See notes to financial statements.

Schedule of Portfolio Investments	Strategic Enhanced Yield Fund
August 31, 2023	Concluded

Shares or Principal Amount	Security Description	Value
Investment in Affiliates (2.5%)
124,636	Cavanal Hill Government Securities Money Market
	Fund, Select Shares, 5.15%(c)	$124,636
Total Investment in Affiliates (Cost $124,636)		124,636

Total Investments (Cost $5,089,224)(d) — 98.9%		4,938,196
Other assets in excess of liabilities — 1.1%		52,621
	Net Assets - 100.0%	$4,990,817

(a)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2023, illiquid securities were 4.1% of the Fund's net assets.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

H15T5Y	5 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TSFR3M	CME Term Secured Overnight Financing Rate 3-Month
US0003M	3 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Municipal Bonds (106.8%)
Alaska (1.8%)
$300,000	City of Valdez AK Revenue, 2.92%, 12/1/29, Continuously Callable @100(a)	$300,000
Colorado (4.3%)
700,000	City of Colorado Springs CO Utilities System Revenue, Series A, 3.38%, 11/1/37, Continuously Callable @100(a)	700,000
Florida (3.1%)
500,000	County of Palm Beach FL Revenue, 3.43%,7/1/32, Callable 10/2/23 @ 100*(a)	500,000
Illinois
300,000	Cook County School District No. 81 Schiller Park, GO, 5.00%, 12/1/23	301,131
200,000	Henry County Community Unit School District No. 229 Kewanee, GO, Series B, 3.00%, 12/1/23, AGM	199,609
250,000	Village of Libertyville IL, GO, Series A, 3.00%, 12/15/23	249,333
250,000	Yorkville-Bristol Sanitation District, GO, 5.00%,12/15/23, AGM	250,960
		1,001,033
Kansas (5.5%)
155,000	City of Olathe KS, GO, Series 233, 3.00%, 10/1/23	154,924

750,000	Wyandotte County-Kansas City Unified Government, GO, Series 2023-II, 4.25%, 4/1/24, Continuously Callable @100	750,315
		905,239
Kentucky (3.7%)
615,000	Mason County School District Finance Corp.
	Revenue, 2.00%, 9/1/23, ST INTERCEPT	614,969
	Michigan (2.6%)
150,000	Central Michigan University Revenue, 5.00%, 10/1/23	150,153
285,000	City of Gibraltar MI, GO, 3.00%, 11/1/23, BAM	284,711
		434,864
Minnesota (2.3%)
375,000	City of Minneapolis MN Revenue, Series B, 3.40%, 12/1/27, Callable 10/2/23 @ 100*(a)	375,000
Mississippi (3.1%)
500,000	Mississippi Business Finance Corp. Revenue, Series G, 2.95%, 11/1/35, Callable 10/2/23 @ 100*(a)	500,000

Nevada (3.1%)
500,000	County of Clark NV Revenue, Series A, 3.40%,12/1/39, Continuously Callable @100(a)	500,000
Ohio (36.0%)
350,000	American Municipal Power, Inc. Revenue, 4.25%, 10/27/23	350,125
200,000	American Municipal Power, Inc. Revenue, 4.50%, 6/28/24	200,867
300,000	City of Bay Village OH, GO, 4.50%, 5/31/24	301,635
1,000,000	City of Brecksville OH, GO, 4.00%, 9/21/23	1,000,110

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Ohio, continued:
$305,000	City of Huber Heights OH, GO, 5.00%, 11/14/23	$305,580
500,000	City of Lyndhurst OH, GO, 4.50%, 3/21/24(b)	501,192
375,000	City of Trenton OH, GO, 4.00%, 11/7/23	374,969
600,000	County of Franklin OH Revenue, Series A, 3.38%, 11/15/41, Continuously Callable @100(a)	600,000
500,000	County of Lucas OH, GO, 3.88%, 10/13/23	500,194
400,000	Owens State Community College Revenue, 5.00%, 12/1/23(c)	401,050
405,000	Township of Blendon OH, GO, 5.00%, 11/16/23	405,790
455,000	Village of Oakwood OH/Cuyahoga County, GO, 5.25%, 6/13/24(b)(c)	459,687
500,000	Village of Oakwood Ohio/Cuyahoga County, GO, 4.00%, 9/14/23	500,081
		5,901,280
Pennsylvania (7.2%)
580,000	Borough of Lewistown PA, GO, 4.00%, 12/15/23, BAM	580,885
600,000	City of Philadelphia PA, GO, Series B, 3.35%, 8/1/31, Continuously Callable @100(a)	600,000
		1,180,885
Tennessee (5.2%)
850,000	Montgomery County Public Building Authority Revenue, 3.45%, 11/1/27, Callable 10/1/23 @ 100*(a)	850,000
Texas (14.5%)
195,000	Brazoria County Municipal Utility District No. 28, GO, Series A, 2.00%, 9/1/23, BAM	194,988
680,000	City of Austin TX Revenue, Series B, 3.48%, 11/15/29, Continuously Callable @100(a)	680,000
455,000	Fort Bend County Municipal Utility District No.182, GO, 5.00%, 9/1/24, BAM(c)	460,305
220,000	Fulshear Municipal Utility District No. 3A, GO, 4.00%, 9/1/23, AGM	220,002
375,000	Harris County Municipal Utility District No. 278, GO, 4.00%, 9/1/23, BAM	375,006
450,000	Harris County Municipal Utility District No. 449, GO, 3.00%, 9/1/23, AGM	449,992
		2,380,293
Washington (3.7%)
600,000	County of King WA, GO, Series B, 3.45%, 1/1/46, Continuously Callable @100(a)	600,000
Wisconsin (1.5%)
250,000	County of Eau Claire WI, GO, Series A, 4.00%, 9/1/23	250,005
Wyoming (3.1%)
500,000	County of Lincoln WY Revenue, Series E, 2.92%, 10/1/44, Continuously Callable @100(a)	500,000
Total Municipal Bonds (Cost $17,510,576)		17,493,568
Investment in Affiliates (0.0%^)
1,569	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(d)	1,569
Total Investment in Affiliates (Cost $1,569)		1,569

Total Investments (Cost $17,512,145)(e) — 106.8%		17,495,137
Liabilities in excess of other assets — (6.8)		(1,115,229)
Net Assets - 100.0%		$16,379,908

See notes to financial statements.

Schedule of Portfolio Investments	Ultra Short Tax-Free Income Fund
August 31, 2023	Concluded

(a)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at August 31, 2023.

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of August 31, 2023.
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represents less than 0.05%.

AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Company
GO	General Obligation

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Common Stocks (65.2%)
Aerospace & Defense (2.1%)
4,000	BWX Technologies, Inc.	$295,040
1,255	RTX Corp.	107,980
1	TransDigm Group, Inc.(a)	904
		403,924
Automobile Components (0.1%)
9	BorgWarner, Inc.	367
29	Gentex Corp.	947
116	Patrick Industries, Inc.	9,702
1	Phinia, Inc.(a)	28
		11,044
Banks (0.2%)
299	JPMorgan Chase & Co.	43,752
88	Pathward Financial, Inc.	4,336
		48,088
Beverages (1.7%)
6	Coca-Cola Consolidated, Inc.	4,193
250	Constellation Brands, Inc., Class A	65,140
113	Monster Beverage Corp.(a)	6,487
918	PepsiCo, Inc.	163,331
1,674	The Coca-Cola Co.	100,156
		339,307
Biotechnology (3.1%)
866	AbbVie, Inc.	127,267
21	Alnylam Pharmaceuticals, Inc.(a)	4,154
16	Biogen, Inc.(a)	4,278
55	Exact Sciences Corp.(a)	4,602
16	Mirati Therapeutics, Inc.(a)	595
4	Neurocrine Biosciences, Inc.(a)	436
1,339	Vertex Pharmaceuticals, Inc.(a)	466,427
		607,759
Broadline Retail (0.4%)
527	Amazon.com, Inc.(a)	72,731
13	Dillard's, Inc., Class A	4,487
55	Nordstrom, Inc.	892
		78,110
Building Products (0.1%)
11	Allegion PLC	1,252
3	Lennox International, Inc.	1,130
42	Simpson Manufacturing Co., Inc.	6,710
2	Trane Technologies PLC	411
62	UFP Industries, Inc.	6,470
		15,973
Capital Markets (1.1%)
127	Artisan Partners Asset Management, Inc., Class A	4,879
84	BlackRock, Inc.	58,845
399	Intercontinental Exchange, Inc.	47,078
640	Morgan Stanley	54,496
1	MSCI, Inc.	544
21	Nasdaq, Inc.	1,102
63	PJT Partners, Inc., Class A	4,976
23	State Street Corp.	1,581
15	T. Rowe Price Group, Inc.	1,684
34	The Bank of New York Mellon Corp.	27,855
85	The Goldman Sachs Group, Inc.	1,526
31	Virtu Financial, Inc., Class A	27,855
42	Virtus Investment Partners, Inc.	581
		8,698
		213,845
Chemicals (1.0%)
208	AdvanSix, Inc.	6,881
34	Axalta Coating Systems, Ltd.(a)	962
780	CF Industries Holdings, Inc.	60,115

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Chemicals, continued:
24	Corteva, Inc.	$1,212
1,596	Dow, Inc.	87,078
4	Eastman Chemical Co.	340
171	Ecolab, Inc.	31,432
76	Hawkins, Inc.	3,825
378	LSB Industries, Inc.(a)	196,571

Commercial Services & Supplies (0.0%^)
8	Cintas Corp.	4,034
9	Republic Services, Inc.	1,297
		5,331
Communications Equipment (2.3%)
1,626	Arista Networks, Inc.(a)	317,444
2,258	Cisco Systems, Inc.	129,496
6	F5, Inc.(a)	982
		447,922
Construction & Engineering (0.1%)
16	MDU Resources Group, Inc.	326
2	Quanta Services, Inc.	419
105	Sterling Infrastructure, Inc.(a)	8,690
		9,435
Construction Materials (0.0%^)
7	Vulcan Materials Co.	1,528
Consumer Finance (0.1%)
137	Bread Financial Holdings, Inc.	5,148
25	Discover Financial Services	2,252
172	Enova International, Inc.(a)	8,677
46	FirstCash Holdings, Inc.	4,109
232	Green Dot Corp., Class A(a)	3,443
19	OneMain Holdings, Inc.	789
46	Synchrony Financial	1,485
		25,903
Consumer Staples Distribution & Retail (2.4%)
65	Albertsons Cos., Inc., Class A	1,456
100	Costco Wholesale Corp.	54,928
95	Ingles Markets, Inc., Class A	7,422
180	SpartanNash Co.	3,917
2,500	Walmart, Inc.	406,525
		474,248
Containers & Packaging (0.5%)
570	Ball Corp.	31,036
26	Berry Global Group, Inc.	1,699
478	Packaging Corp. of America	71,270
		104,005
Diversified Consumer Services (0.0%^)
5	Bright Horizons Family Solutions, Inc.(a)	472
15	Grand Canyon Education, Inc.(a)	1,759
		2,231
Diversified Telecommunication Services (0.0%^)
237	EchoStar Corp., Class A(a)	4,119
9	Frontier Communications Parent, Inc.(a)	144
		4,263

Electric Utilities (1.4%)
1,079	American Electric Power Co., Inc.	84,593
1,049	Duke Energy Corp.	93,151
1,979	FirstEnergy Corp.	71,382
48	MGE Energy, Inc.	3,477
67	NextEra Energy, Inc.	4,476
98	Otter Tail Corp.	8,072
42	PPL Corp.	1,047

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Electric Utilities, continued:
7	Xcel Energy, Inc.	$400
		266,598
Electrical Equipment (4.4%)
10	Acuity Brands, Inc.	1,613
41	Atkore, Inc.(a)	6,313
5,334	Emerson Electric Co.	524,065
31	Encore Wire Corp.	5,109
9	Regal Rexnord Corp.	1,460
1,016	Rockwell Automation, Inc.	317,073
		855,633
Electronic Equipment, Instruments & Components (0.8%)
579	Amphenol Corp., Class A	51,172
15	CDW Corp.	3,167
1,831	Corning, Inc.	60,094
284	Keysight Technologies, Inc.(a)	37,857
96	Sanmina Corp.(a)	5,347
198	Vishay Intertechnology, Inc.	5,433
		163,070
Energy Equipment & Services (4.4%)
11,601	Baker Hughes Co.	419,840
1,496	Schlumberger NV	88,204
18,000	TechnipFMC PLC	342,720
		850,764
Entertainment (1.6%)
3,799	The Walt Disney Co.(a)	317,900
Financial Services (0.6%)
142	Berkshire Hathaway, Inc., Class B(a)	51,148
128	Mastercard, Inc., Class A	52,818
169	NMI Holdings, Inc., Class A(a)	4,837
14	Voya Financial, Inc.	976
		109,779
Food Products (0.1%)
85	Cal-Maine Foods, Inc.	4,062
12	Ingredion, Inc.	1,235
6	Kellogg Co.	366
5	Lamb Weston Holdings, Inc.	487
20	Lancaster Colony Corp.	3,304
6	Post Holdings, Inc.(a)	538
7	The J.M. Smucker Co.	1,015
		11,007
Gas Utilities (0.0%^)
29	Chesapeake Utilities Corp.	3,193
10	National Fuel Gas Co.	538
45	ONE Gas, Inc.	3,261
		6,992
Ground Transportation (0.3%)
64	ArcBest Corp.	6,758
9	Old Dominion Freight Line, Inc.	3,846
199	Uber Technologies, Inc.(a)	9,399
171	Union Pacific Corp.	37,717
		57,720
Health Care Equipment & Supplies (1.0%)
442	Abbott Laboratories.	45,482
3	Align Technology, Inc.(a)	1,110
40	Dexcom, Inc.(a)	4,039
11	Hologic, Inc.(a)	822
3	IDEXX Laboratories, Inc.(a)	1,534
29	Inspire Medical Systems, Inc.(a)	6,580
23	Insulet Corp.(a)	4,409
16	Intuitive Surgical, Inc.(a)	5,003
51	Lantheus Holdings, Inc.(a)	3,491

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Health Care Equipment & Supplies, continued:
806	Medtronic PLC.	$65,689
15	QuidelOrtho Corp.(a)	1,235
87	STAAR Surgical Co.(a)	3,772
185	Stryker Corp.	52,457
24	Tandem Diabetes Care, Inc.(a)	657
1	Teleflex, Inc.	213
		196,493
Health Care Providers & Services (3.8%)
85	AMN Healthcare Services, Inc.(a)	7,512
1,555	Cardinal Health, Inc.	135,798
2	Chemed Corp.	1,023
166	Cross Country Healthcare, Inc.(a).	4,276
57	Elevance Health, Inc.	25,195
112	Fulgent Genetics, Inc.(a)	3,669
500	McKesson Corp.	206,160
96	National Research Corp.	4,013
10,145	Option Care Health, Inc.(a)	353,350
154	Select Medical Holdings Corp.	4,498
48	The Ensign Group, Inc.	4,811
		750,305
Health Care REITs (0.0%^)
135	CareTrust REIT, Inc.	2,720
45	Omega Healthcare Investors, Inc.	1,432
		4,152
Health Care Technology (0.0%^)
176	Computer Programs and Systems, Inc.(a)	2,863
70	Teladoc Health, Inc.(a)	1,585
10	Veeva Systems, Inc., Class A(a)	2,087
		6,535
Hotel & Resort REITs (0.0%^)
173	Apple Hospitality REIT, Inc.	2,599
317	DiamondRock Hospitality Co.	2,555
		5,154
Hotels, Restaurants & Leisure (0.8%)
22	Airbnb, Inc., Class A(a)	2,894
3	Chipotle Mexican Grill, Inc.(a)	5,780
2	Darden Restaurants, Inc.	311
9	Domino's Pizza, Inc.	3,487
282	Everi Holdings, Inc.(a)	4,078
9	Expedia Group, Inc.(a)	976
363	McDonald's Corp.	102,057
314	Starbucks Corp.	30,596
3	Vail Resorts, Inc.	679
		150,858
Household Durables (0.0%^)
20	Lennar Corp., Class A	2,382
Household Products (0.7%)
555	Church & Dwight Co., Inc.	53,707
5	The Clorox Co.	782
587	The Procter & Gamble Co.	90,598
		145,087
Independent Power and Renewable Electricity Producers (0.0%^)
70	The AES Corp.	1,255
Industrial Conglomerates (0.2%)
199	Honeywell International, Inc.	37,400
Industrial REITs (0.5%)
2,518	STAG Industrial, Inc.	91,983
Insurance (0.1%)
5	Aflac, Inc.	373
105	American Equity Investment Life Holding Co.	5,636
2	Arthur J. Gallagher & Co.	461

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2023	Continued

Shares or Principal Amount	Security	Description Value
Common Stocks, continued:
Insurance, continued:
14	Fidelity National Financial, Inc.	$580
25	Lincoln National Corp.	641
22	Prudential Financial, Inc.	2,083
2	RenaissanceRe Holdings, Ltd.	376
5	The Hanover Insurance Group, Inc.	534
15	The Hartford Financial Services Group, Inc.	1,077
58	Unum Group	2,853
		14,614
Interactive Media & Services (0.4%)
199	Alphabet, Inc., Class A(a)	27,098
242	Alphabet, Inc., Class C(a)	33,239
96	Pinterest, Inc., Class A(a)	2,639
113	Yelp, Inc.(a)	4,842
		67,818
IT Services (0.3%)
128	Accenture PLC, Class A	41,442
46	DXC Technology Co.(a)	954
3	EPAM Systems, Inc.(a)	777
6	MongoDB, Inc.(a)	2,288
262	The Hackett Group, Inc.	6,175
2	VeriSign, Inc.(a)	416
		52,052
Leisure Products (0.0%^)
11	Hasbro, Inc.	792
Life Sciences Tools & Services (1.9%)
6	Charles River Laboratories International, Inc.(a)	1,241
195	IQVIA Holdings, Inc.(a)	43,413
1	Mettler-Toledo International, Inc.(a)	1,213
9,212	Stevanato Group SpA	295,152
57	Thermo Fisher Scientific, Inc.	31,755
5	Waters Corp.(a)	1,404
		374,178
Machinery (0.1%)
37	Allison Transmission Holdings, Inc.	2,237
14	Graco, Inc.	1,105
3	IDEX Corp.	679
65	Mueller Industries, Inc.	5,015
1	Parker-Hannifin Corp.	417
3	Snap-on, Inc.	806
13	The Timken Co.	993
11	The Toro Co.	1,126
5	Xylem, Inc.	518
		12,896
Marine Transportation (0.0%^)
74	Matson, Inc.	6,503
Media (0.1%)
326	AMC Networks, Inc., Class A(a)	3,795
2	Cable One, Inc.	1,301
103	John Wiley & Sons, Inc., Class A	3,827
110	TechTarget, Inc.(a)	3,163
165	Thryv Holdings, Inc.(a)	3,364
		15,450
Metals & Mining (0.5%)
83	Commercial Metals Co.	4,672
239	Constellium SE(a)	4,302
2,218	Newmont Corp.	87,433
10	Reliance Steel & Aluminum Co.	2,850
208	Ryerson Holding Corp.	6,477
		105,734
Multi-Utilities (0.1%)
64	NorthWestern Corp.	3,226

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Multi-Utilities, continued:
34	Public Service Enterprise Group, Inc.	$2,077
69	Unitil Corp.	3,368
18	WEC Energy Group, Inc.	1,514
		10,185
Oil, Gas & Consumable Fuels (15.8%)
44	Arch Resources, Inc.	5,746
12,000	BP PLC ADR	446,160
147	Callon Petroleum Co.(a)	5,767
8,000	Cameco Corp.	296,000
5	Cheniere Energy, Inc.	816
66	Chord Energy Corp.	10,659
30,000	Comstock Resources, Inc.	367,800
4,319	Coterra Energy, Inc.	121,753
15,000	Delek US Holdings, Inc.	386,250
8	Devon Energy Corp.	409
21	EQT Corp.	908
3,000	Exxon Mobil Corp.	333,570
2,500	Hess Corp.	386,250
240	Magnolia Oil & Gas Corp., Class A	5,472
12,000	Marathon Oil Corp.	316,200
98	Matador Resources Co.	6,223
153	Northern Oil and Gas, Inc.	6,400
1,493	ONEOK, Inc.	97,344
124	PBF Energy, Inc., Class A	5,814
1,047	Phillips 66	119,525
709	Pioneer Natural Resources Co.	168,692
		3,087,758
Passenger Airlines (0.0%^)
10 Southwest Airlines Co.		316
Personal Care Products (0.0%^)
49	Medifast, Inc.	4,133
64	USANA Health Sciences, Inc.(a)	4,114
		8,247
Pharmaceuticals (3.7%)
1,255	AstraZeneca PLC ADR	85,114
335	Innoviva, Inc.(a)	4,271
356	Johnson & Johnson	57,558
1,208	Merck & Co., Inc.	131,648
77	Prestige Consumer Healthcare, Inc.(a)	4,491
14	Royalty Pharma PLC, Class A	418
127	Supernus Pharmaceuticals, Inc.(a)	4,044
56	Viatris, Inc.	602
2,269	Zoetis, Inc.	432,267
		720,413
Professional Services (0.3%)
342	Jacobs Solutions, Inc.	46,108
89	Kforce, Inc.	5,576
9	Robert Half, Inc.	666
		52,350
Real Estate Management & Development (0.1%)
403	Newmark Group, Inc., Class A	2,857
137	RE/MAX Holdings, Inc.	2,220
225	The RMR Group, Inc., Class A	5,688
		10,765
Residential REITs (0.0%^)
67	American Homes 4 Rent, Class A	2,415
17	Equity LifeStyle Properties, Inc.	1,138
3	Sun Communities, Inc.	367
		3,920
Retail REITs (0.0%^)
121	Tanger Factory Outlet Centers, Inc.	2,813

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2023	Continued

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Semiconductors & Semiconductor Equipment (0.7%)
203	Amkor Technology, Inc.	$5,676
128	Broadcom, Inc.	118,130
12	Enphase Energy, Inc.(a)	1,518
10	Marvell Technology, Inc.	582
19	Microchip Technology, Inc.	1,555
18	NXP Semiconductors NV	3,703
22	Qorvo, Inc.(a)	2,363
		133,527
Software (2.9%)
75	CommVault Systems, Inc.(a)	5,123
62	InterDigital, Inc.	5,376
71	Intuit, Inc.	38,468
8	Manhattan Associates, Inc.(a)	1,621
285	Microsoft Corp.	93,412
515	Mitek Systems, Inc.(a)	5,752
261	Palo Alto Networks, Inc.(a)	63,501
90	Progress Software Corp.	5,476
43	Qualys, Inc.(a)	6,693
39	Splunk, Inc.(a)	4,729
32	SPS Commerce, Inc.(a)	5,956
7,118	Tenable Holdings, Inc.(a)	322,944
21	Teradata Corp.(a)	972
		560,023
Specialized REITs (0.2%)
67	CubeSmart	2,795
216	Extra Space Storage, Inc.	27,795
11	Lamar Advertising Co., Class A	1,003
112	PotlatchDeltic Corp.	5,293
12	Weyerhaeuser Co.	393
		37,279
Specialty Retail (0.9%)
20	Asbury Automotive Group, Inc.(a)	4,600
17	AutoNation, Inc.(a)	2,671
18	Group 1 Automotive, Inc.	4,760
117	Hibbett, Inc.	5,418
157	Lowe's Cos., Inc.	36,185
203	Shoe Carnival, Inc.	4,695
133	The Buckle, Inc.	4,860
188	The Home Depot, Inc.	62,097
186	Tractor Supply Co.	40,641
12	Winmark Corp.	4,566
		170,493
Technology Hardware, Storage & Peripherals (0.5%)
470	Apple, Inc.	88,299
184	Pure Storage, Inc., Class A(a)	6,733
		95,032
Textiles, Apparel & Luxury Goods (0.0%^)
12	Lululemon Athletica, Inc.(a)	4,575
Trading Companies & Distributors (0.6%)
18	Air Lease Corp.	734
71	Boise Cascade Co.	7,765
1,049	MSC Industrial Direct Co., Inc.	107,061
3	Watsco, Inc.	1,094
		116,654
Water Utilities (0.0%^)
41	American States Water Co.	3,453
Wireless Telecommunication Services (0.2%)
273	T-Mobile US, Inc.(a)	37,196
Total Common Stocks (Cost $12,135,234)		12,725,590

Shares or Principal Amount	Security Description	Value
Asset Backed Securities (6.8%)
$250,000	Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class B1, 7.46% (TSFR1M + 214 bps), 2/28/41, Callable 9/28/23 @ 100*	$244,853
377,019	Centex Home Equity Loan Trust, Series 2005-A, Class M3, 6.25% (TSFR1M + 94 bps), 1/25/35, Callable 9/25/23 @ 100*	354,175
369,965	CHEC Loan Trust, Series 2004-1, Class A3, 6.43% (TSFR1M + 111 bps), 7/25/34, Callable 9/25/23 @ 100*(b)	351,799
400,000	Frontier Issuer LLC, Series 2023-1, Class B, 8.30%, 8/20/53, Callable 7/20/26 @ 100*(b)	383,529
Total Asset Backed Securities (Cost $1,325,947)		1,334,356

Mortgage Backed Securities† (7.4%)
Prime Adjustable Rate Mortgage Backed Securities (7.4%)
355,000	Mello Warehouse Securitization Trust, Series 2021-3, Class E, 8.68% (TSFR1M + 336 bps), 11/25/55(b)	348,539
112,359	PMT Credit Risk Transfer Trust, Series 2021-1R, Class A, 8.34% (TSFR1M + 301 bps), 2/27/24, Callable 2/25/24 @ 100*(b)	111,709
350,000	PNMAC GMSR ISSUER TRUST, Series 2018-GT2, Class A, 8.08% (US0001M + 265 bps), 8/25/25(b)	347,643
350,000	PNMAC GMSR ISSUER TRUST, Series 2018-GT1, Class A, 9.28% (US0001M + 385 bps), 2/25/25(b)	349,621
304,479	Sequoia Mortgage Trust, Series 2007-2, Class 1A1, 5.85% (US0001M + 42 bps), 6/20/36, Callable 9/20/23 @ 100*	281,034
Total Mortgage Backed Securities (Cost $1,439,806)		1,438,546

Corporate Bonds (3.7%)
Banks (1.8%)
400,000	Truist Financial Corp., Series N, 4.80% (H15T5Y + 300 bps) , Callable 9/1/24 @ 100 *(c)	354,200
Capital Markets (1.9%)
415,000	Charles Schwab Corp. (The), Series I, 4.00% (H15T5Y + 317 bps) , Callable 6/1/26 @ 100 *(c)	358,987
Total Corporate Bonds (Cost $715,710)		713,187

U.S. Treasury Obligations (12.3%)
U.S. Treasury Notes
2,450,000	2.13%, 2/29/24	2,410,379
Total U.S. Treasury Obligations (Cost $2,409,551)		2,410,379

Investment in Affiliates (4.1%)
791,924	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(d)	791,924
Total Investment in Affiliates (Cost $791,924)		791,924

Total Investments (Cost $18,818,172)(e) — 99.5%		19,413,982
Other assets in excess of liabilities — 0.5%		94,061
Net Assets - 100.0%		$19,508,043

See notes to financial statements.

Schedule of Portfolio Investments	Opportunistic Fund
August 31, 2023	Concluded

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future
(d)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(e)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represent less than 0.05%.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

ADR	American Depositary Receipt
H15T5Y	5 Year Treasury Constant Maturity Rate
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TSFR1M	CME Term Secured Overnight Financing Rate 1-Month
US0001M	1 Month US Dollar LIBOR

See notes to financial statements.

Schedule of Portfolio Investments	World Energy Fund
August 31, 2023

Shares or Principal Amount	Security Description	Value
Common Stocks (93.1%)
Aerospace & Defense (3.5%)
40,000	BWX Technologies, Inc.	$2,950,400
Chemicals (1.4%)
6,000	Albemarle Corp	1,192,260
Electric Utilities (0.0%^)
46	ALLETE, Inc.	2,525
24	Eversource Energy	1,532
79	Fortis, Inc.	3,097
11	IDACORP, Inc.	1,054
31	MGE Energy, Inc.	2,245
88	NextEra Energy, Inc.	5,878
66	Otter Tail Corp.	5,437
23	Xcel Energy, Inc.	1,314
		23,082
Energy Equipment & Services (25.2%)
107,000	Baker Hughes Co.	3,872,330
100,000	Diamond Offshore Drilling, Inc.(a)	1,487,000
250,000	Helix Energy Solutions Group, Inc.(a)	2,535,000
667	Helmerich & Payne, Inc.	26,673
35,908	Noble Corp. PLC	1,893,788
30,000	Schlumberger NV	1,768,800
180,000	TechnipFMC PLC	3,427,200
12,458	Tenaris SA ADR	397,784
38,505	Valaris, Ltd.(a)	2,900,197
35,000	Weatherford International PLC(a)	3,098,200
		21,406,972
Gas Utilities (0.0%^)
34	Brookfield Infrastructure Corp., Class A	1,321
20	Chesapeake Utilities Corp.	2,202
81	National Fuel Gas Co.	4,353
		7,876
Independent Power and Renewable Electricity Producers (0.2%)
2,599	Brookfield Renewable Corp., Class A	72,642
1,024	Ormat Technologies, Inc.	77,762
15	Sunnova Energy International, Inc.(a)	209
86	TransAlta Corp.	825
		151,438
Multi-Utilities (0.0%^)
40	CMS Energy Corp.	2,248
61	DTE Energy Co.	6,306
148	National Grid PLC ADR	9,355
38	Sempra	2,668
36	WEC Energy Group, Inc.	3,028
		23,605
Oil, Gas & Consumable Fuels (62.8%)
55,000	APA Corp.	2,411,200
130	Arch Resources, Inc.	16,978
93,645	BP PLC ADR	3,481,721
83,229	Cameco Corp.	3,079,473
637	Canadian Natural Resources, Ltd.	41,207
7,507	Cheniere Energy, Inc.	1,225,142
22,000	Chesapeake Energy Corp.	1,940,620
326	Chevron Corp.	52,519
200,000	Comstock Resources, Inc.	2,452,000
18,189	ConocoPhillips	2,165,037
85,000	Delek US Holdings, Inc.	2,188,750
9,000	Diamondback Energy, Inc.	1,366,020
63,600	Enbridge, Inc.	2,231,088
330	EOG Resources, Inc.	42,445
48,041	Exxon Mobil Corp.	5,341,679
33,000	Hess Corp.	5,098,500
27,000	HF Sinclair Corp.	1,487,430

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Oil, Gas & Consumable Fuels, continued:
12,097	Kinder Morgan, Inc.	$208,310
190,000	Marathon Oil Corp.	5,006,500
19,000	Marathon Petroleum Corp.	2,712,630
27,808	ONEOK, Inc.	1,813,082
1,020	Peabody Energy Corp.	22,012
4,470	Phillips 66	510,295
7,000	Pioneer Natural Resources Co.	1,665,510
30,044	Shell PLC ADR	1,865,432
300,000	Southwestern Energy Co.(a)	2,034,000
33,409	TC Energy Corp.	1,206,733
37,385	The Williams Cos., Inc.	1,290,904
5,628	TotalEnergies SE ADR	354,057
		53,311,274
Water Utilities (0.0%^)
55	American States Water Co.	4,632
34	American Water Works Co., Inc.	4,717
38	California Water Service Group	1,909
49	Middlesex Water Co.	3,688
11	The York Water Co.	448
		15,394
Total Common Stocks (Cost $63,571,635)		79,082,301

Corporate Bonds (5.0%)
Energy Equipment & Services (3.0%)
$715,000	Halliburton Co., 2.92%, 3/1/30, Callable 12/1/29 @ 100 *	623,697
400,000	Schlumberger Holdings Corp., 3.90%, 5/17/28, Callable 2/17/28 @ 100 *(b)	379,229
261,250	Transocean, Inc., 8.75%, 2/15/30, Callable 2/15/26 @ 104 *(b)	267,263
506,000	Transocean, Inc., 11.50%, 1/30/27, Callable 9/18/23 @ 106 *(b)	532,894
700,000	Valaris, Ltd., 8.38%, 4/30/30, Callable 4/30/26 @ 104 *(b)	712,985
		2,516,068
Oil, Gas & Consumable Fuels (2.0%)
725,000	Enbridge, Inc., 1.60%, 10/4/26, Callable 9/4/26 @ 100 *	649,892
700,000	Matador Resources Co., 5.88%, 9/15/26, Callable 9/25/23 @ 101 *	682,746
400,000	Range Resources Corp., 8.25%, 1/15/29, Callable 1/15/24 @ 104 *	415,260
		1,747,898
Total Corporate Bonds (Cost $4,347,534)		4,263,966

Investment in Affiliates (0.3%)
241,697	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(c)	241,697
Total Investment in Affiliates (Cost $241,697)		241,697

Exchange Traded Fund (1.1%)
40,000	Global X Uranium ETF	960,400
Total Exchange Traded Fund (Cost $955,176)		960,400

Total Investments (Cost $69,116,042)(d) — 99.5%		84,548,364
Other assets in excess of liabilities — 0.5%		402,946
Net Assets - 100.0%		$84,951,310

See notes to financial statements.

Schedule of Portfolio Investments	World Energy Fund
August 31, 2023	Concluded

The Adviser has determined that 56.8% of the Fund’s net assets comprise securities of issuers which are either foreign domiciled or derive more than 50% of its assets, revenue or income outside of the United States.

(a)	Non-income producing security.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(d)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
^	Represent less than 0.05%.

ADR	American Depositary Receipt
ETF	Exchange Traded Fund

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2023

Shares	Security Description	Value
Common Stocks+ (101.7%)
Aerospace & Defense (2.3%)
8,700	RTX Corp.	$748,548
Beverages (7.7%)
8,000	PepsiCo, Inc.	1,423,360
18,600	The Coca-Cola Co.	1,112,838
		2,536,198
Biotechnology (4.3%)
9,600	AbbVie, Inc.	1,410,816
Capital Markets (4.8%)
1,100	BlackRock, Inc.	770,594
9,500	Morgan Stanley.	808,925
		1,579,519
Chemicals (5.8%)
8,700	CF Industries Holdings, Inc.	670,509
22,900	Dow, Inc.	1,249,424
		1,919,933
Communications Equipment (3.9%)
22,100	Cisco Systems, Inc.	1,267,435
Containers & Packaging (3.0%)
6,600	Packaging Corp. of America.	984,060
Electric Utilities (9.8%)
14,400	American Electric Power Co., Inc.	1,128,960
12,200	Duke Energy Corp.	1,083,360
27,800	FirstEnergy Corp.	1,002,746
		3,215,066
Electrical Equipment (3.3%)
11,000	Emerson Electric Co.	1,080,750
Electronic Equipment, Instruments & Components (2.4%)
23,900	Corning, Inc.	784,398
Energy Equipment & Services (2.7%)
24,200	Baker Hughes Co.	875,798
Health Care Equipment & Supplies (2.0%)
8,000	Medtronic PLC.	652,000
Health Care Providers & Services (4.1%)
15,500	Cardinal Health, Inc.	1,353,615
Hotels, Restaurants & Leisure (3.2%)
3,800	McDonald's Corp.	1,068,370

Shares	Security Description	Value
Common Stocks+, continued:
Household Products (2.8%)
6,000	The Procter & Gamble Co.	$926,040
Industrial REITs (2.3%)
21,000	STAG Industrial, Inc.	767,130
Metals & Mining (2.1%)
17,500	Newmont Corp.	689,850
Oil, Gas & Consumable Fuels (15.5%)
38,100	Coterra Energy, Inc.	1,074,039
19,900	ONEOK, Inc.	1,297,480
14,100	Phillips 66	1,609,656
4,700	Pioneer Natural Resources Co.	1,118,271
		5,099,446
Pharmaceuticals (10.0%)
18,700	AstraZeneca PLC ADR	1,268,234
18,500	Merck & Co., Inc.	2,016,130
		3,284,364
Semiconductors & Semiconductor Equipment (2.2%)
800	Broadcom, Inc.	738,312
Specialty Retail (2.7%)
2,700	The Home Depot, Inc.	891,810
Trading Companies & Distributors (4.8%)
15,500	MSC Industrial Direct Co., Inc.	1,581,930
Total Common Stocks (Cost $30,743,324)		33,455,388

Purchased Options (0.8%)^
122	Duke Energy Corp.	10,980
80	PepsiCo, Inc.	20,000
24	S&P 500 Index	122,880
300	SPDR Dow Jones Industrial	91,500
Total Purchased Options (Cost $342,506)		245,360

Investment in Affiliates (1.4%)
464,620	Cavanal Hill Government Securities Money Market Fund, Select Shares, 5.15%(a)	464,620
Total Investment in Affiliates (Cost $464,620)		464,620

Total Investments (Cost $31,550,450)(b) — 103.9%		34,165,368
Liabilities in excess of other assets — (3.9)%		(1,283,246)
Net Assets - 100.0%		$32,882,122

(a)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2023.
(b)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

ADR	American Depositary Receipt
^	See Options table below for more details.

See notes to financial statements.

Schedule of Portfolio Investments	Hedged Income Fund
August 31, 2023	Concluded

At August 31, 2023, the Fund's exchange traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Duke Energy Corp.	Put	85.00 USD	10/20/23	122	$10,370	$10,980
PepsiCo, Inc.	Put	175.00 USD	10/20/23	80	14,000	20,000
S&P 500 Index	Put	3975.00 USD	3/15/24	24	95,400	122,880
SPDR Dow Jones Industrial	Put	315.00 USD	3/15/24	300	94,500	91,500
Total (Cost $342,506)						$245,360

At August 31, 2023, the Fund's exchange traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Abbvie, Inc.	Call	125.00 USD	11/17/23	6	$750	$(13,650)
Abbvie, Inc.	Call	115.00 USD	3/15/24	90	10,350	(301,950)
AstraZeneca PLC Spons ADR	Call	70.00 USD	9/15/23	187	13,090	(6,732)
Baker Hughes Co.	Call	33.00 USD	10/20/23	242	7,986	(91,960)
BlackRock, Inc.	Call	780.00 USD	9/1/23	10	7,800	(50)
Broadcom, Inc.	Call	690.00 USD	10/20/23	8	5,520	(183,280)
Cardinal Health, Inc.	Call	80.00 USD	9/15/23	155	12,400	(126,790)
CF Industries Holdings, Inc.	Call	90.00 USD	9/29/23	44	3,960	(440)
Cisco Systems, Inc.	Call	57.00 USD	9/8/23	101	5,757	(7,070)
Cisco Systems, Inc.	Call	57.00 USD	9/22/23	120	6,840	(13,320)
Coterra Energy, Inc.	Call	28.00 USD	9/29/23	170	4,760	(13,600)
Coterra Energy, Inc.	Call	30.00 USD	9/29/23	206	6,180	(3,090)
Dow, Inc.	Call	59.00 USD	9/1/23	176	10,384	(176)
Dow, Inc.	Call	60.00 USD	9/22/23	53	3,180	(53)
Emerson Electric Co.	Call	100.00 USD	9/15/23	55	5,500	(2,750)
Emerson Electric Co.	Call	94.00 USD	10/6/23	50	4,700	(26,000)
McDonald's Corp.	Call	295.00 USD	9/29/23	20	5,900	(820)
Medtronic PLC	Call	90.00 USD	10/20/23	40	3,600	(480)
Merck Co., Inc.	Call	90.00 USD	1/19/24	150	13,500	(321,150)
Merck Co., Inc.	Call	100.00 USD	1/19/24	35	3,500	(42,700)
Morgan Stanley	Call	95.00 USD	9/8/23	37	3,515	(74)
Morgan Stanley	Call	92.50 USD	9/15/23	53	4,903	(212)
MSC Industrial Direct Co., Inc.	Call	90.00 USD	11/17/23	155	13,950	(187,550)
Newmont Mining Corp.	Call	49.00 USD	9/1/23	88	4,312	(176)
ONEOK, Inc.	Call	60.00 USD	1/19/24	124	7,440	(92,256)
Packaging Corp. of America	Call	165.00 USD	9/15/23	36	5,940	(360)
Packaging Corp. of America	Call	170.00 USD	9/15/23	30	5,100	(300)
Phillips 66	Call	112.00 USD	9/29/23	65	7,280	(24,700)
Phillips 66	Call	105.00 USD	11/17/23	71	7,455	(83,780)
Pioneer Natural Resources Co.	Call	250.00 USD	9/15/23	22	5,500	(770)
Pioneer Natural Resources Co.	Call	250.00 USD	9/29/23	20	5,000	(2,300)
The Coca-Cola Co.	Call	60.00 USD	9/15/23	186	11,160	(8,556)
The Home Depot, Inc.	Call	340.00 USD	9/29/23	14	4,760	(3,598)
The Home Depot, Inc.	Call	350.00 USD	10/13/23	10	3,500	(1,720)
The Procter Gamble Co.	Call	165.00 USD	9/22/23	30	4,950	(30)
Total (Premiums $(2,049,230))						$(1,562,443)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statements of Assets and Liabilities for Options Written
Value
Options Written	$(1,562,443)

See notes to financial statements.

Notes to the Financial Statements

August 31, 2023

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Trust meets the definition of an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. As of August 31, 2023, the Trust offered shares of U.S. Treasury Fund and Government Securities Money Market Fund (each referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (each referred to as a “Fund” and collectively, “the Funds”). Each Fund is registered as a diversified portfolio of the Trust, with the exception of the Hedged Income Fund, which is non-diversified. The Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares, and A Shares. The Opportunistic Fund and World Energy Fund are also authorized to issue an unlimited number of C Shares. The Money Market Funds are authorized to issue an unlimited number of shares in the following classes: Administrative Shares, Institutional Shares, and Select Shares. In addition, the Government Securities Money Market Fund is authorized to issue an unlimited number of Premier Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:’

●	Level 1 – quoted prices in active markets for identical assets

●	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities in accordance with Rule 2a-5 under the 1940 Act. Examples of the types of securities that may be fair valued include securities halted or suspended from trading, thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

The following is a summary categorization, as of August 31, 2023, of each Fund’s investments in the fair value hierarchy:

Fund	LEVEL 1 - Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
U.S. Treasury Fund
U.S. Treasury Obligations	$—	$198,012,427	$—	$198,012,427
Repurchase Agreements	—	1,385,000,000	—	1,385,000,000
Investment Companies	165,178,369	—	—	165,178,369
Total Investments	165,178,369	1,583,012,427	—	1,748,190,796

Government Securities Money Market Fund
U.S. Government Agency Securities	—	365,000,000	—	365,000,000
U.S. Treasury Obligations	—	316,843,874	—	316,843,874
Repurchase Agreements	—	1,665,000,000	—	1,665,000,000
Investment Companies	212,779,647	—	—	212,779,647
Total Investments	212,779,647	2,346,843,874	—	2,559,623,521

Notes to the Financial Statements

August 31, 2023

Fund	LEVEL 1- Quoted Prices	LEVEL 2 - Other Significant Observable Inputs	LEVEL 3 - Significant Unobservable Inputs	Total
Limited Duration Fund
Asset Backed Securities	$—	$9,045,739	$—	$9,045,739
Mortgage Backed Securities[1]	—	8,434,809	—	8,434,809
Corporate Bonds[2]	—	5,526,976	—	5,526,976
Taxable Municipal Bonds[3]	—	184,922	—	184,922
U.S. Government Agency Securities	—	4,475,250	—	4,475,250
U.S. Treasury Obligations	—	4,479,914	—	4,479,914
Investment in Affiliates	1,777,121	—	—	1,777,121
Total Investments	1,777,121	32,147,610	—	33,924,731

Moderate Duration Fund
Asset Backed Securities	—	1,604,828	—	1,604,828
Mortgage Backed Securities[1]	—	2,188,039	—	2,188,039
Corporate Bonds[2]	—	2,263,966	—	2,263,966
Taxable Municipal Bonds[3]	—	1,240,449	—	1,240,449
U.S. Government Agency Securities	—	1,208,967	—	1,208,967
U.S. Treasury Obligations	—	3,372,369	—	3,372,369
Investment in Affiliates	865,097	—	—	865,097
Total Investments	865,097	11,878,618	—	12,743,715

Bond Fund
Asset Backed Securities	—	15,015,264	—	15,015,264
Mortgage Backed Securities[1]	—	21,653,112	—	21,653,112
Corporate Bonds[2]	—	21,019,626	—	21,019,626
Taxable Municipal Bonds[3]	—	9,470,938	—	9,470,938
U.S. Government Agency Securities	—	13,278,169	—	13,278,169
U.S. Treasury Obligations	—	39,003,600	—	39,003,600
Investment in Affiliates	1,364,029	—	—	1,364,029
Total Investments	1,364,029	119,440,709	—	120,804,738

Strategic Enhanced Yield Fund
Mortgage Backed Securities[1]	—	1,105,722	—	1,105,722
Corporate Bonds[2]	—	2,672,257	—	2,672,257
U.S. Government Agency Securities	—	377,057	—	377,057
U.S. Treasury Obligations	—	658,524	—	658,524
Investment in Affiliates	124,636	—	—	124,636
Total Investments	124,636	4,813,560	—	4,938,196

Ultra Short Tax-Free Income Fund
Municipal Bonds[3]	—	17,493,568	—	17,493,568
Investment in Affiliates	1,569	—	—	1,569
Total Investments	1,569	17,493,568	—	17,495,137

Opportunistic Fund
Common Stocks[2]	12,725,590	—	—	12,725,590
Asset Backed Securities	—	1,334,356	—	1,334,356
Mortgage Backed Securities[1]	—	1,438,546	—	1,438,546
Corporate Bonds[2]	—	713,187	—	713,187
U.S. Treasury Obligations	—	2,410,379	—	2,410,379
Investment in Affiliates	791,924	—	—	791,924
Total Investments	13,517,514	5,896,468	—	19,413,982

World Energy Fund
Common Stocks[2]	79,082,301	—	—	79,082,301
Corporate Bonds[2]	—	4,263,966	—	4,263,966
Investment in Affiliates	241,697	—	—	241,697
Exchange Traded Fund	960,400	—	—	960,400
Total Investments	80,284,398	4,263,966	—	84,548,364

Hedged Income Fund
Common Stocks[2]	33,455,388	—	—	33,455,388
Purchased Options	—	245,360	—	245,360
Investment in Affiliates	464,620	—	—	464,620
Written Options	—	(1,562,443)	—	(1,562,443)
Total Investments	33,920,008	(1,317,083)	—	32,602,925

1	Please see the Schedule of Portfolio investments for Mortgage Backed Securities classification.

2	Please see the Schedule of Portfolio Investments for Industry classification.

3	Please see the Schedule of Portfolio Investments for State classification.

Notes to the Financial Statements

August 31, 2023

Securities Valuation:

The Money Market Funds, which operate as government funds, are eligible and have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund, Ultra Short Tax-Free Income Fund, Opportunistic Fund, World Energy Fund, and Hedged Income Fund (the “Variable Net Asset Value Funds”).

Equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on Nasdaq, which will be valued at the Nasdaq Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are generally valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments and exchange-traded funds are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the exchange. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Securities Sold Short:

The Funds may enter into short sales. Short sales are transactions in which a fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends that accrue during the period of the loan. Dividends declared on open short positions are recorded on ex-date as dividend expense. To borrow the security, the Fund also may be required to pay a fee, which is shown as interest expense. The Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, is recognized upon the close of a short sale.

None of the Funds shall sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or has segregated with the Custodian an amount of cash or liquid assets to cover the short position), however, this policy does not prevent the Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

The Funds did not engage in short sales during the year ending August 31, 2023.

Options Contracts:

Each of the Funds, except U.S. Treasury Fund and the Government Securities Money Market Fund, may write (sell) covered call options and purchase options to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for the portfolio, to manage cash and/or as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes. An option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Options purchased by the Fund will be valued at the last sale price, or in the absence of such a price, at the latest available bid price. The Funds may also purchase index options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing value of the securities index upon which the option is based is greater than the exercise price of the option.

Notes to the Financial Statements

August 31, 2023

Purchasing options is a specialized investment technique that entails the possibility of a complete loss of the amounts paid as premiums to writers of options. The Funds can purchase options and index options provided that their total investment in such options immediately after such purchase does not exceed 5% of its total assets.

The Hedged Income Fund engaged in purchased and written options activity during the period ending August 31, 2023 detailed below.

Purchased Options Contracts—The Fund pays a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts—The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the year ended August 31, 2023, the monthly average notional amount for written options contracts was $(244) thousand. Realized gains and losses are reported as “Net realized gains/(losses) from written options contracts” on the Statements of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Statement of Assets and Liabilities for Hedged Income Fund, categorized by risk exposure, as of August 31, 2023:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value
Equity Risk
Options Contracts		$—	Written Options Contracts	$1,562,443

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized
Equity Risk
Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$833,904	$(531,268)

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium and accretion of discount. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, when the Funds become aware of such dividends declared. Gains or losses realized from sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

Real Estate Investment Trusts:

Some of the Variable Net Asset Value Funds may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. The illiquid, restricted securities held as of August 31, 2023 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Strategic Enhanced Yield Fund:
Brean Asset Backed Securities Trust, Series 2021-RM1, M1, 1.60%, 10/25/63, Callable 9/25/27 @ 100	03/25/21	$327,678	$358,035	$203,006

Notes to the Financial Statements

August 31, 2023

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation (FDIC) or from registered broker/dealers that Cavanal Hill Investment Management, Inc. (the “Adviser”) deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Limited Duration Fund, Moderate Duration Fund, Bond Fund, Strategic Enhanced Yield Fund and Ultra Short Tax-Free Income Fund. Distributions from net investment income are declared and paid quarterly for the Opportunistic Fund, World Energy Fund, and Hedged Income Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature (e.g., reclassification of bond discount and premium, gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification (e.g., wash sales). To the extent that distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Fees and Transactions with Related and Other Parties:

The Adviser, a wholly-owned subsidiary of BOKF, NA (“BOKF”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Expense Limitations*
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.15%
Moderate Duration Fund	0.20%	0.49%
Bond Fund	0.20%
Strategic Enhanced Yield Fund	0.50%	0.76%
Ultra Short Tax-Free Income Fund	0.15%	0.35%
Opportunistic Fund	0.85%	1.00%
World Energy Fund	0.60%	0.90%
Hedged Income Fund	0.80%	1.10%

*	The Adviser has contractually agreed to waive fees or reimburse expenses so that expenses do not exceed the percentage of average daily net assets, plus class-specific fees, through December 31, 2023.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)
U.S. Treasury Fund	0.05%
Government Securities Money Market Fund	0.05%
Limited Duration Fund	0.08%
Moderate Duration Fund	0.08%
Bond Fund	0.08%
Strategic Enhanced Yield Fund	0.08%

Notes to the Financial Statements

August 31, 2023

Fund	Annual Administration Fee (as a percentage of net assets)
Ultra Short Tax-Free Income Fund	0.08%
Opportunistic Fund	0.08%
World Energy Fund	0.08%
Hedged Income Fund	0.08%

Investment Sub-Advisory Services are provided to the Hedged Income Fund by Lavaca Capital, LLC (“Lavaca”) pursuant to an Investment Sub-Advisory Agreement. Lavaca, subject to the general supervision of the Board, is responsible for providing hedging services to the Hedged Income Fund. Lavaca is paid half of the fees payable to the Adviser for the services provided to the Hedged Income Fund.

Investment Sub-Advisory Services are provided to the Strategic Enhanced Yield Fund by LM Capital Group, LLC (“LM Capital”) pursuant to an Investment Sub-Advisory Agreement. LM Capital is paid 40% of the fee payable to the Adviser for the services provided to the Strategic Enhanced Yield Fund.

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds. For the year ending August 31, 2023, Citi was paid $739,844 by the Administrator. Citi serves the Trust as fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Citi receives additional fees for its services as fund accountant and CCO which are paid by the Funds.

BOKF serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOKF is also entitled to any out-of-pocket expenses incurred.

FIS Investor Services, LLC (“FIS”) serves as transfer agent to the Trust and receives a fee for its services as transfer agent.

Certain officers of the Trust are affiliated with Citi, the Adviser, the distributor (see below) and/or BOKF. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

Cavanal Hill Distributors, Inc. (“CHD”), an affiliate of the Adviser, provides distribution services to the Funds pursuant to a Distribution Agreement between the Trust and CHD. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse CHD a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, 0.50% of the Premier Shares, and 1.00% of the C Shares, and may be used by CHD to pay banks, including BOKF, broker dealers and other institutions. For the year ending August 31, 2023, BOKF received $3,736,317 under the agreement. CHD contractually agreed to waive 0.15% of such fee paid by the Service Shares through its termination date on August 1, 2023 and 0.45% of such fee paid by the Premier Shares and 0.13% of such fee paid by the Administrative Shares of the Government Securities Money Market Fund through June 30, 2023 and the waivers were eliminated on July 1, 2023.

The Funds have entered into shareholder servicing agreements with BOKF, a broker-dealer affiliate and various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select, Service, Premier and C Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ending August 31, 2023, BOKF received net shareholder servicing fees of $4,635,868. For shareholder purchases made through BOKF, BOKF has contractually agreed to waive 0.25%, 0.15%, 0.17% and 0.25% of such fees paid by the Select, Service, Institutional and Premier Shares, respectively, of the Money Market Funds and 0.25%, 0.25%, 0.10% and 0.25% of such fees paid by the Institutional, Investor, A, and C Shares, respectively, of the Variable Net Asset Value Funds through December 31, 2023. The affiliate waivers result in reduction of the Shareholder Servicing Fee paid by all affiliated purchasers of a class.

From time to time, the Funds’ service providers may provide fee reductions and waivers in order to assist one or more of the Funds in maintaining more competitive expense ratios. Such reductions may be contractual, as disclosed in the Funds’ statutory prospectus, or voluntary and, as such, may occur on an ad hoc basis. No such reductions are subject to recoupment in subsequent fiscal periods, and voluntary reductions and waivers may be terminated at any time. Amounts reduced or waived under these arrangements are identified on the accompanying Statements of Operations.

Affiliated Transactions:

A summary of each Fund’s investment in an affiliated money market fund (Government Securities Money Market Fund, Select Shares) for the year ending August 31, 2023 is noted below:

	Fair Value			Fair Value	Shares as of	Dividend
Fund	8/31/22	Purchases	Sales	8/31/23	8/31/23	Income
Limited Duration Fund	$1,667,001	$19,837,119	$(19,726,999)	$1,777,121	1,777,121	$98,951
Moderate Duration Fund	816,231	11,112,046	(11,063,180)	865,097	865,097	36,888
Bond Fund	6,466,384	55,664,639	(60,766,994)	1,364,029	1,364,029	203,669
Strategic Enhanced Yield Fund	456,996	7,635,806	(7,968,166)	124,636	124,636	11,431
Ultra Short Tax-Free Income Fund	20,027	16,744,398	(16,762,856)	1,569	1,569	15,473
Opportunistic Fund	3,531,733	61,006,427	(63,746,236)	791,924	791,924	241,157
World Energy Fund	712,430	56,225,103	(56,695,836)	241,697	241,697	51,248
Hedged Income Fund	941,095	12,473,800	(12,950,275)	464,620	464,620	35,567
	$14,611,897	$240,699,338	$(249,680,542)	$5,630,693	5,630,693	$694,384

Notes to the Financial Statements

August 31, 2023

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ending August 31, 2023 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$787,371	$13,102,809
Moderate Duration Fund	148,266	5,601,891
Bond Fund	8,932,393	24,744,053
Strategic Enhanced Yield Fund	4,948,644	9,301,356
Ultra Short Tax-Free Income Fund	19,549,443	29,260,000
Opportunistic Fund	48,398,290	73,297,231
World Energy Fund	147,917,576	137,055,486
Hedged Income Fund	10,370,732	13,206,839

Purchases and sales of long-term U.S. government securities for the year ending August 31, 2023 were as follows:

Fund	Purchases	Sales
Limited Duration Fund	$6,748,002	$4,883,468
Moderate Duration Fund	8,879,084	9,990,574
Bond Fund	60,582,071	43,181,246
Strategic Enhanced Yield Fund	5,660,878	5,561,462
Opportunistic Fund	6,761,328	6,672,422

5.	Credit Risk and Other Risk Considerations:

The Ultra Short Tax-Free Income Fund invests primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry, sector or locale.

The Limited Duration Fund, Moderate Duration Fund, Bond Fund and Strategic Enhanced Yield Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

The World Energy Fund’s concentration in securities in energy-related industries may present more risks than would be the case with funds that diversify investments in numerous industries and sectors of the economy. Energy-related securities can be significantly affected by world events relating to political developments, energy conservation, commodity prices, and tax and government regulations. The Fund is also subject to foreign investment risk which is associated with higher transaction costs, delayed settlements, currency controls or adverse economic and political developments. Foreign securities may be affected by incomplete or inaccurate financial information on companies. There is a risk of loss attributable to social upheavals, unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war. These risks are more significant in emerging markets.

Hedged Income Fund invests primarily in dividend paying equity securities, with at least 80% of its net assets in income generating equity securities and equity- related instruments traded on U.S. exchanges. The Fund is subject to market risk in which market value of a security may move up and down, sometimes rapidly and unpredictably. The Fund also invests in call and put options that involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk. The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put option, the Fund risks losing the entire premium invested if the value of the reference index or security is above the put strike at maturity. Writing of covered call options are also subject to the risk that the counterparty to the transaction will not fulfill its obligations.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Funds may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Notes to the Financial Statements

August 31, 2023

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

The Funds may be subject to foreign taxes on dividends and realized capital gains. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

At August 31, 2023, the cost basis of securities including derivatives for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Limited Duration Fund	$38,017,891	$24,155	$(4,117,315)	$(4,093,160)
Moderate Duration Fund	13,655,794	12,510	(924,589)	(912,079)
Bond Fund	131,712,599	59,877	(10,967,738)	(10,907,861)
Strategic Enhanced Yield Fund	5,110,813	29,695	(202,312)	(172,617)
Ultra Short Tax-Free Income Fund	17,512,145	930	(17,938)	(17,008)
Opportunistic Fund	18,862,843	777,212	(226,073)	551,139
World Energy Fund	70,345,907	16,080,073	(1,877,616)	14,202,457
Hedged Income Fund	31,705,848	4,419,565	(1,473,258)	2,946,307

The tax characteristics of distributions paid to shareholders during fiscal years ending August 31, 2023 and 2022 were as follows:

	Distributions Paid From:
2023	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$43,519,384	$—	$43,519,384	$—	$43,519,384
Government Securities Money Market Fund	93,050,842	—	93,050,842	—	93,050,842
Limited Duration Fund	1,154,466	—	1,154,466	—	1,154,466
Moderate Duration Fund	455,511	—	455,511	—	455,511
Bond Fund	3,606,324	—	3,606,324	—	3,606,324
Strategic Enhanced Yield Fund	318,413	—	318,413	—	318,413
Ultra Short Tax-Free Income Fund	13,947	—	13,947	290,692	304,639
Opportunistic Fund	419,283	—	419,283	—	419,283
World Energy Fund	1,934,102	—	1,934,102	—	1,934,102
Hedged Income Fund	887,992	—	887,992	—	887,992

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
2022	Net Investment Income	Net Long- Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$964,434	$—	$964,434	$—	$964,434
Government Securities Money Market Fund	4,399,373	399	4,399,772	—	4,399,772
Limited Duration Fund	1,166,487	—	1,166,487	—	1,166,487
Moderate Duration Fund	406,575	—	406,575	—	406,575
Bond Fund	2,595,738	—	2,595,738	—	2,595,738
Strategic Enhanced Yield Fund	468,181	—	468,181	—	468,181
Ultra Short Tax-Free Income Fund	—	—	—	26,555	26,555
Opportunistic Fund	1,285,367	—	1,285,367	—	1,285,367
World Energy Fund	964,694	—	964,694	—	964,694
Hedged Income Fund	624,482	—	624,482	—	624,482

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Notes to the Financial Statements
August 31, 2023

As of August 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$7,073,594	$—	$7,073,594	$(7,072,884)	$(2,140)	$—	$(1,430)
Government Securities Money Market Fund	9,809,407	—	9,809,407	(9,803,468)	(6,707)	—	(768)
Limited Duration Fund	148,000	—	148,000	(93,027)	(6,374,531)	(4,093,160)	(10,412,718)
Moderate Duration Fund	87,422	—	87,422	(34,084)	(6,645,498)	(912,079)	(7,504,239)
Bond Fund	333,709	—	333,709	(338,464)	(10,299,949)	(10,907,861)	(21,212,565)
Strategic Enhanced Yield Fund	21,915	—	21,915	(21,747)	(2,625,134)	(172,617)	(2,797,583)
Ultra Short Tax-Free Income Fund	34,551	—	34,551	(34,204)	(754)	(17,008)	(17,415)
Opportunistic Fund	118,002	—	118,002	—	(9,494,701)	551,139	(8,825,560)
World Energy Fund	314,280	—	314,280	—	(14,518,661)	14,202,457	(1,924)
Hedged Income Fund	119,651	—	119,651	—	(2,985,701)	2,946,307	80,257

*	See below for post-October losses and capital loss carryforwards.
**	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sale, straddles, and the difference between book and tax amortization methods for premium and market discounts.

At August 31, 2023, the following Funds had capital loss carryforwards as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset.

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
U.S. Treasury Fund	$(2,140)	$–	$(2,140)
Government Securities Money Market Fund	(6,707)	–	(6,707)
Limited Duration Fund	(843,364)	(5,531,167)	(6,374,531)
Moderate Duration Fund	(1,275,254)	(5,370,244)	(6,645,498)
Bond Fund	(4,634,832)	(5,665,117)	(10,299,949)
Strategic Enhanced Yield Fund	(941,005)	(1,684,129)	(2,625,134)
Ultra Short Tax-Free Income Fund	(332)	(422)	(754)
Opportunistic Fund	(9,494,701)	–	(9,494,701)
World Energy Fund	(14,518,661)	–	(14,518,661)
Hedged Income Fund	(2,614,822)	(370,879)	(2,985,701)

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

7.	Recent Regulatory Pronouncements:

Effective January 24, 2023, the SEC adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a tailored shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Management is currently evaluating the effect of these amendments on the shareholder reports for the Funds.

8.	Recent Accounting Pronouncements:

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit LIBOR quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts is a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. In December 2022, FASB deferred ASU 2020-04 and issued ASU 2022-06, Reference Rate Reform: Deferral of the Sunset Date of Topic 848, which extends the application of the amendments through December 31, 2024. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have significant impact on the Funds’ financial statements and various filings.

Notes to the Financial Statements
August 31, 2023

In June 2022, the FASB issued Accounting Standard Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Funds are currently evaluating the impact, if any, of these amendments on the financial statements.

9.	Subsequent Events:

On October 13, 2023, the Board of Trustees of the Funds approved a plan to liquidate and terminate the Opportunistic Fund. The liquidation date is anticipated to be on or around December 14, 2023.

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2023	$1.000	$0.037	(d)	$0.037
Year Ended August 31, 2022	1.000	0.002		0.002
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020
Institutional Shares
Year Ended August 31, 2023	1.000	0.041	(d)	0.041
Year Ended August 31, 2022	1.000	0.003		0.003
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020
Select Shares
Year Ended August 31, 2023	1.000	0.042	(d)	0.042
Year Ended August 31, 2022	1.000	0.004		0.004
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$(0.037)	$—	$(0.037)	$1.000	3.72%	$1,560,349	0.67%	3.79%	0.67%
(0.002)	—	(0.002)	1.000	0.20%	830,908	0.25%	0.21%	0.67%
—	—	—	1.000	—%	882,438	0.06%	—%	0.68%
(0.010)	—	(0.010)	1.000	0.55%	988,206	0.51%	0.57%	0.67%
(0.020)	—	(0.020)	1.000	1.63%	864,882	0.69%	1.62%	0.69%

(0.041)	—	(0.041)	1.000	4.15%	176,656	0.25%	4.34%	0.42%
(0.003)	—	(0.003)	1.000	0.34%	49,457	0.14%	0.35%	0.42%
—	—	—	1.000	—%	60,980	0.07%	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.81%	82,420	0.24%	0.82%	0.42%
(0.020)	—	(0.020)	1.000	2.05%	94,055	0.27%	2.04%	0.44%

(0.042)	—	(0.042)	1.000	4.23%	4,137	0.17%	4.08%	0.42%
(0.004)	—	(0.004)	1.000	0.37%	10,335	0.13%	0.61%	0.42%
—	—	—	1.000	0.01%	3,105	0.08%	0.01%	0.43%
(0.010)	—	(0.010)	1.000	0.88%	37,975	0.17%	0.94%	0.42%
(0.020)	—	(0.020)	1.000	2.14%	58,826	0.19%	2.13%	0.44%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Activities
Government Securities Money Market Fund
Administrative Shares
Year Ended August 31, 2023	$1.000	$0.038	(d)	$0.038
Year Ended August 31, 2022	1.000	0.003		0.003
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020
Institutional Shares
Year Ended August 31, 2023	1.000	0.041	(d)	0.041
Year Ended August 31, 2022	1.000	0.004		0.004
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020
Select Shares
Year Ended August 31, 2023	1.000	0.042	(d)	0.042
Year Ended August 31, 2022	1.000	0.004		0.004
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020
Premier Shares
Year Ended August 31, 2023	1.000	0.041	(d)	0.041
Year Ended August 31, 2022	1.000	0.004		0.004
Year Ended August 31, 2021	1.000	—		—
Year Ended August 31, 2020	1.000	0.010		0.010
Year Ended August 31, 2019	1.000	0.020		0.020

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)

$(0.038)	$—	$(0.038)	$1.000	3.87%	$602,861	0.58%	3.79%	0.69%
(0.003)	—	(0.003)	1.000	0.28%	666,206	0.22%	0.25%	0.67%
—	—	—	1.000	0.01%	578,785	0.07%	0.01%	0.69%
(0.010)	—	(0.010)	1.000	0.62%	608,177	0.44%	0.58%	0.68%
(0.020)	—	(0.020)	1.000	1.77%	489,932	0.56%	1.77%	0.69%

(0.041)	—	(0.041)	1.000	4.19%	238,179	0.27%	4.25%	0.44%
(0.004)	—	(0.004)	1.000	0.37%	122,080	0.12%	0.28%	0.43%
—	—	—	1.000	0.01%	124,349	0.08%	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.82%	165,610	0.25%	0.76%	0.43%
(0.020)	—	(0.020)	1.000	2.06%	94,595	0.27%	2.05%	0.44%

(0.042)	—	(0.042)	1.000	4.27%	1,224,619	0.19%	4.19%	0.44%
(0.004)	—	(0.004)	1.000	0.41%	1,048,440	0.10%	0.44%	0.43%
—	—	—	1.000	0.01%	865,637	0.07%	0.01%	0.44%
(0.010)	—	(0.010)	1.000	0.89%	947,249	0.18%	0.84%	0.43%
(0.020)	—	(0.020)	1.000	2.14%	988,003	0.19%	2.13%	0.44%

(0.041)	—	(0.041)	1.000	4.14%	488,779	0.33%	4.21%	0.94%
(0.004)	—	(0.004)	1.000	0.38%	334,389	0.12%	0.41%	0.93%
—	—	—	1.000	0.01%	285,447	0.07%	0.01%	0.94%
(0.010)	—	(0.010)	1.000	0.84%	321,321	0.23%	0.75%	0.93%
(0.020)	—	(0.020)	1.000	2.09%	233,659	0.24%	2.08%	0.94%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Limited Duration Fund
Investor Shares
Year Ended August 31, 2023	$9.00	$0.24	(e)	$(0.12)	$0.12
Year Ended August 31, 2022	9.70	0.13		(0.68)	(0.55)
Year Ended August 31, 2021	9.79	0.12		(0.07)	0.05
Year Ended August 31, 2020	9.62	0.17		0.17	0.34
Year Ended August 31, 2019	9.41	0.21		0.21	0.42
Institutional Shares
Year Ended August 31, 2023	8.99	0.26	(e)	(0.12)	0.14
Year Ended August 31, 2022	9.69	0.15		(0.68)	(0.53)
Year Ended August 31, 2021	9.79	0.14		(0.08)	0.06
Year Ended August 31, 2020	9.62	0.19		0.18	0.37
Year Ended August 31, 2019	9.40	0.23		0.23	0.46
A Shares
Year Ended August 31, 2023	9.01	0.23	(e)	(0.13)	0.10
Year Ended August 31, 2022	9.70	0.12		(0.66)	(0.54)
Year Ended August 31, 2021	9.80	0.12		(0.08)	0.04
Year Ended August 31, 2020	9.62	0.17		0.18	0.35
Year Ended August 31, 2019	9.41	0.21		0.21	0.42

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.25)	$—	$(0.25)	$8.87	1.33%	$1,360	0.95%	2.67%	1.20%	21%
(0.15)	—	(0.15)	9.00	(5.72)%	2,336	0.82%	1.38%	1.08%	49%
(0.14)	—	(0.14)	9.70	0.52%	3,290	0.76%	1.24%	1.01%	74%
(0.17)	—	(0.17)	9.79	3.62%	3,941	0.69%	1.76%	0.94%	89%
(0.21)	—	(0.21)	9.62	4.56%	4,126	0.74%	2.19%	0.98%	34%

(0.27)	—	(0.27)	8.86	1.56%	30,082	0.71%	2.92%	0.95%	21%
(0.17)	—	(0.17)	8.99	(5.51)%	39,818	0.59%	1.58%	0.83%	49%
(0.16)	—	(0.16)	9.69	0.65%	77,455	0.52%	1.47%	0.76%	74%
(0.20)	—	(0.20)	9.79	3.87%	92,362	0.44%	1.98%	0.69%	89%
(0.24)	—	(0.24)	9.62	4.94%	114,269	0.48%	2.45%	0.73%	34%

(0.24)	—	(0.24)	8.87	1.13%	2,638	1.03%	2.61%	1.05%	21%
(0.15)	—	(0.15)	9.01	(5.63)%	2,643	0.84%	1.37%	0.93%	49%
(0.14)	—	(0.14)	9.70	0.42%	2,804	0.76%	1.22%	0.86%	74%
(0.17)	—	(0.17)	9.80	3.73%	952	0.68%	1.72%	0.79%	89%
(0.21)	—	(0.21)	9.62	4.57%	585	0.72%	2.20%	0.83%	34%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Moderate Duration Fund
Investor Shares
Year Ended August 31, 2023	$9.69	$0.27	$(0.22)	$0.05
Year Ended August 31, 2022	10.77	0.15	(1.07)	(0.92)
Year Ended August 31, 2021	10.81	0.16	(0.03)	0.13
Year Ended August 31, 2020	10.64	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.32	0.56
Institutional Shares
Year Ended August 31, 2023	9.70	0.29	(0.22)	0.07
Year Ended August 31, 2022	10.77	0.18	(1.07)	(0.89)
Year Ended August 31, 2021	10.82	0.19	(0.04)	0.15
Year Ended August 31, 2020	10.65	0.22	0.16	0.38
Year Ended August 31, 2019	10.31	0.26	0.34	0.60
A Shares
Year Ended August 31, 2023	9.70	0.27	(0.22)	0.05
Year Ended August 31, 2022	10.77	0.15	(1.06)	(0.91)
Year Ended August 31, 2021	10.82	0.16	(0.04)	0.12
Year Ended August 31, 2020	10.65	0.19	0.17	0.36
Year Ended August 31, 2019	10.31	0.24	0.33	0.57

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.25)	$—	$(0.25)	$9.49	0.59%	$2,849	0.74%		2.68%	1.70%	61%
(0.16)	—	(0.16)	9.69	(8.63)%	2,888	0.74%		1.46%	1.53%	29%
(0.17)	—	(0.17)	10.77	1.21%	3,828	0.74%		1.49%	1.29%	64%
(0.19)	—	(0.19)	10.81	3.40%	3,835	0.74%		1.79%	1.29%	83%
(0.23)	—	(0.23)	10.64	5.54%	4,271	0.83	%(e)	2.26%	1.26%	25%

(0.28)	—	(0.28)	9.49	0.74%	9,831	0.49%		2.91%	1.45%	61%
(0.18)	—	(0.18)	9.70	(8.31)%	16,715	0.49%		1.71%	1.29%	29%
(0.20)	—	(0.20)	10.77	1.37%	21,351	0.49%		1.73%	1.04%	64%
(0.21)	—	(0.21)	10.82	3.66%	26,765	0.49%		2.02%	1.04%	83%
(0.26)	—	(0.26)	10.65	5.90%	23,463	0.58	%(e)	2.51%	1.01%	25%

(0.25)	—	(0.25)	9.50	0.59%	170	0.74%		2.68%	1.55%	61%
(0.16)	—	(0.16)	9.70	(8.54)%	183	0.74%		1.44%	1.38%	29%
(0.17)	—	(0.17)	10.77	1.11%	382	0.74%		1.49%	1.15%	64%
(0.19)	—	(0.19)	10.82	3.40%	314	0.74%		1.79%	1.14%	83%
(0.23)	—	(0.23)	10.65	5.63%	381	0.85	%(e)	2.24%	1.11%	25%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Bond Fund
Investor Shares
Year Ended August 31, 2023	$8.64	$0.23	$(0.35)	$(0.12)
Year Ended August 31, 2022	9.98	0.18	(1.33)	(1.15)
Year Ended August 31, 2021	10.12	0.17	(0.13)	0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.22	0.21	0.60	0.81
Institutional Shares
Year Ended August 31, 2023	8.62	0.25	(0.35)	(0.10)
Year Ended August 31, 2022	9.95	0.20	(1.32)	(1.12)
Year Ended August 31, 2021	10.10	0.19	(0.14)	0.05
Year Ended August 31, 2020	9.80	0.21	0.31	0.52
Year Ended August 31, 2019	9.20	0.23	0.61	0.84
A Shares
Year Ended August 31, 2023	8.64	0.23	(0.35)	(0.12)
Year Ended August 31, 2022	9.98	0.18	(1.33)	(1.15)
Year Ended August 31, 2021	10.12	0.17	(0.13)	0.04
Year Ended August 31, 2020	9.82	0.19	0.30	0.49
Year Ended August 31, 2019	9.21	0.21	0.62	0.83

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.24)	$—	$(0.24)	$8.28	(1.42)%	$1,009	0.72%	2.76%	0.97%	59%
(0.19)	—	(0.19)	8.64	(11.63)%	1,129	0.74%	1.93%	0.99%	38%
(0.18)	—	(0.18)	9.98	0.36%	1,435	0.72%	1.70%	0.97%	47%
(0.19)	—	(0.19)	10.12	5.07%	2,383	0.73%	1.86%	0.98%	65%
(0.21)	—	(0.21)	9.82	8.96%	1,862	0.77%	2.24%	0.99%	33%

(0.26)	—	(0.26)	8.26	(1.19)%	120,355	0.47%	3.02%	0.72%	59%
(0.21)	—	(0.21)	8.62	(11.35)%	129,062	0.49%	2.19%	0.74%	38%
(0.20)	—	(0.20)	9.95	0.51%	108,453	0.47%	1.95%	0.72%	47%
(0.22)	—	(0.22)	10.10	5.34%	94,112	0.48%	2.14%	0.73%	65%
(0.24)	—	(0.24)	9.80	9.28%	101,925	0.49%	2.51%	0.74%	33%

(0.24)	—	(0.24)	8.28	(1.42)%	55	0.72%	2.77%	0.82%	59%
(0.19)	—	(0.19)	8.64	(11.63)%	57	0.74%	1.93%	0.84%	38%
(0.18)	—	(0.18)	9.98	0.36%	67	0.72%	1.70%	0.82%	47%
(0.19)	—	(0.19)	10.12	5.07%	60	0.73%	1.91%	0.83%	65%
(0.22)	—	(0.22)	9.82	9.11%	136	0.74%	2.27%	0.84%	33%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Strategic Enhanced Yield Fund
Investor Shares
Year Ended August 31, 2023	$9.19	$0.36	$(0.61)	$(0.25)
Year Ended August 31, 2022	10.49	0.25	(1.28)	(1.03)
Year Ended August 31, 2021	10.82	0.18	(0.16)	0.02
Year Ended August 31, 2020	10.70	0.19	0.28	0.47
Year Ended August 31, 2019	10.10	0.29	0.60	0.89
Institutional Shares
Year Ended August 31, 2023	9.06	0.38	(0.59)	(0.21)
Year Ended August 31, 2022	10.35	0.27	(1.27)	(1.00)
Year Ended August 31, 2021	10.67	0.21	(0.15)	0.06
Year Ended August 31, 2020	10.56	0.21	0.27	0.48
Year Ended August 31, 2019	9.97	0.31	0.59	0.90
A Shares
Year Ended August 31, 2023	9.07	0.36	(0.60)	(0.24)
Year Ended August 31, 2022	10.35	0.24	(1.25)	(1.01)
Year Ended August 31, 2021	10.67	0.18	(0.15)	0.03
Year Ended August 31, 2020	10.56	0.20	0.25	0.45
Year Ended August 31, 2019	9.96	0.28	0.60	0.88

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Calculated using average shares.
(c)	Not annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(c)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$(0.36)	$—	$(0.36)	$8.58	(2.69)%	$346	1.01%	4.11%	2.99%	159%
(0.27)	—	(0.27)	9.19	(9.93)%	528	1.01%	2.51%	2.07%	18%
(0.17)	(0.18)	(0.35)	10.49	0.22%	1,132	1.01%	1.67%	1.66%	129%
(0.20)	(0.15)	(0.35)	10.82	4.47%	2,178	1.01%	1.82%	2.05%	96%
(0.29)	—	(0.29)	10.70	8.96%	1,546	1.01%	2.79%	3.16%	59%

(0.38)	—	(0.38)	8.47	(2.31)%	4,514	0.76%	4.34%	2.74%	159%
(0.29)	—	(0.29)	9.06	(9.78)%	9,377	0.76%	2.77%	1.82%	18%
(0.20)	(0.18)	(0.38)	10.35	0.55%	19,579	0.76%	2.01%	1.42%	129%
(0.22)	(0.15)	(0.37)	10.67	4.66%	17,335	0.76%	2.00%	1.77%	96%
(0.31)	—	(0.31)	10.56	9.21%	6,370	0.76%	3.02%	3.23%	59%

(0.36)	—	(0.36)	8.47	(2.66)%	131	1.01%	4.13%	2.84%	159%
(0.27)	—	(0.27)	9.07	(9.91)%	159	1.01%	2.43%	1.83%	18%
(0.17)	(0.18)	(0.35)	10.35	0.30%	917	1.01%	1.75%	1.52%	129%
(0.19)	(0.15)	(0.34)	10.67	4.41%	393	1.01%	1.94%	1.97%	96%
(0.28)	—	(0.28)	10.56	9.05%	468	1.01%	2.82%	4.02%	59%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Ultra Short Tax-Free Income Fund
Investor Shares
Year Ended August 31, 2023	$9.87	$0.11	(e)	$0.12	$0.23
Year Ended August 31, 2022	9.97	(0.01	)(e)	(0.09)	(0.10)
Year Ended August 31, 2021	10.00	(0.03	)(e)	—	(0.03)
Year Ended August 31, 2020	10.00	0.06		—	0.06
Year Ended August 31, 2019	9.98	0.11		0.02	0.13
Institutional Shares
Year Ended August 31, 2023	9.92	0.15	(e)	0.11	0.26
Year Ended August 31, 2022	10.01	0.01	(e)	(0.08)	(0.07)
Year Ended August 31, 2021	10.01	—	(e)	—	—
Year Ended August 31, 2020	10.01	0.09		—	0.09
Year Ended August 31, 2019	10.00	0.14		0.01	0.15
A Shares
Year Ended August 31, 2023	9.89	0.12	(e)	0.11	0.23
Year Ended August 31, 2022	9.98	—	(e)	(0.09)	(0.09)
Year Ended August 31, 2021	10.01	(0.03	)(e)	—	(0.03)
Year Ended August 31, 2020	10.01	0.06		—	0.06
Year Ended August 31, 2019	10.01	0.03		0.01	0.04

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement in effect as of December 26, 2018 and the higher limit in effect prior to that date.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.13)	$—	$(0.13)	$9.97	2.37%	$9	0.60%		1.15%	1.35%	96%
—	—	—	9.87	(0.95)%	103	0.60%		(0.10)%	1.28%	96%
—	—	—	9.97	(0.30)%	105	0.60%		(0.28)%	1.07%	130%
(0.06)	—	(0.06)	10.00	0.64%	539	0.60%		0.53%	1.16%	129%
(0.11)	—	(0.11)	10.00	1.35%	175	0.66	%(f)	1.12%	1.59%	135%

(0.16)	—	(0.16)	10.02	2.63%	16,354	0.35%		1.51%	1.10%	96%
(0.02)	—	(0.02)	9.92	(0.74)%	26,566	0.35%		0.14%	1.03%	96%
—	—	—	10.01	0.01%	32,512	0.35%		(0.04)%	0.82%	130%
(0.09)	—	(0.09)	10.01	0.89%	38,955	0.35%		0.81%	0.92%	129%
(0.14)	—	(0.14)	10.01	1.50%	20,529	0.41	%(f)	1.38%	1.34%	135%

(0.13)	—	(0.13)	9.99	2.37%	17	0.60%		1.17%	1.20%	96%
—	—	—	9.89	(0.85)%	44	0.60%		(0.04)%	1.16%	96%
—	—	—	9.98	(0.30)%	17	0.60%		(0.28)%	0.92%	130%
(0.06)	—	(0.06)	10.01	0.64%	17	0.60%		0.65%	1.04%	129%
(0.04)	—	(0.04)	10.01	0.36%	21	0.66	%(f)	1.07%	1.44%	135%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Opportunistic Fund
Investor Shares
Year Ended August 31, 2023	$13.30	$0.19	(e)	$(0.26)	$(0.07)
Year Ended August 31, 2022	16.88	0.07	(e)	(3.16)	(3.09)
Year Ended August 31, 2021	13.78	0.10	(e)	3.06	3.16
Year Ended August 31, 2020	12.83	0.11		0.96	1.07
Year Ended August 31, 2019	15.43	0.13		(1.65)	(1.52)
Institutional Shares
Year Ended August 31, 2023	13.48	0.21	(e)	(0.25)	(0.04)
Year Ended August 31, 2022	17.10	0.10	(e)	(3.19)	(3.09)
Year Ended August 31, 2021	13.95	0.14	(e)	3.10	3.24
Year Ended August 31, 2020	12.98	0.13		0.99	1.12
Year Ended August 31, 2019	15.61	0.17		(1.68)	(1.51)
A Shares
Year Ended August 31, 2023	13.35	0.20	(e)	(0.27)	(0.07)
Year Ended August 31, 2022	16.95	0.07	(e)	(3.18)	(3.11)
Year Ended August 31, 2021	13.83	0.09	(e)	3.10	3.19
Year Ended August 31, 2020	12.88	0.10		0.96	1.06
Year Ended August 31, 2019	15.48	0.13		(1.65)	(1.52)
C Shares
Year Ended August 31, 2023	12.86	0.09	(e)	(0.25)	(0.16)
Year Ended August 31, 2022	16.37	(0.05	)(e)	(3.06)	(3.11)
Year Ended August 31, 2021	13.42	(0.03	)(e)	3.00	2.97
Year Ended August 31, 2020	12.51	0.02		0.92	0.94
Year Ended August 31, 2019	15.07	0.02		(1.60)	(1.58)

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.16)	$—	$(0.16)	$13.07	(0.53)%	$572	1.25%		1.43%	2.10%	235%
(0.11)	(0.38)	(0.49)	13.30	(18.75)%	951	1.25%		0.44%	1.77%	260%
(0.06)	—	(0.06)	16.88	22.97%	4,616	1.25%		0.59%	1.77%	265%
(0.12)	—	(0.12)	13.78	8.46%	1,319	1.25%		0.83%	2.01%	240%
(0.15)	(0.93)	(1.08)	12.83	(9.28)%	3,118	1.37	%(f)	0.97%	1.89%	183%

(0.20)	—	(0.20)	13.24	(0.29)%	17,835	1.00%		1.63%	1.85%	235%
(0.15)	(0.38)	(0.53)	13.48	(18.53)%	43,336	1.00%		0.68%	1.52%	260%
(0.09)	—	(0.09)	17.10	23.27%	71,356	1.00%		0.85%	1.54%	265%
(0.15)	—	(0.15)	13.95	8.74%	30,697	1.00%		1.03%	1.77%	240%
(0.19)	(0.93)	(1.12)	12.98	(9.10)%	34,492	1.13	%(f)	1.22%	1.64%	183%

(0.15)	—	(0.15)	13.13	(0.48)%	886	1.25%		1.51%	1.95%	235%
(0.11)	(0.38)	(0.49)	13.35	(18.79)%	1,093	1.25%		0.44%	1.62%	260%
(0.07)	—	(0.07)	16.95	23.05%	1,482	1.25%		0.55%	1.66%	265%
(0.11)	—	(0.11)	13.83	8.37%	1,380	1.25%		0.79%	1.87%	240%
(0.15)	(0.93)	(1.08)	12.88	(9.24)%	1,898	1.37	%(f)	0.98%	1.74%	183%

(0.06)	—	(0.06)	12.64	(1.22)%	216	2.00%		0.75%	2.85%	235%
(0.02)	(0.38)	(0.40)	12.86	(19.41)%	285	2.00%		(0.31)%	2.52%	260%
(0.02)	—	(0.02)	16.37	22.11%	357	2.00%		(0.20)%	2.56%	265%
(0.03)	—	(0.03)	13.42	7.58%	307	2.00%		0.03%	2.77%	240%
(0.05)	(0.93)	(0.98)	12.51	(9.95)%	343	2.15	%(f)	0.19%	2.64%	183%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
World Energy Fund
Investor Shares
Year Ended August 31, 2023	$12.52	$0.28	(e)	$1.02	$1.30
Year Ended August 31, 2022	8.89	0.20	(e)	3.62	3.82
Year Ended August 31, 2021	6.16	0.13		2.71	2.84
Year Ended August 31, 2020	6.71	0.10		(0.51)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.82)	(2.67)
Institutional Shares
Year Ended August 31, 2023	12.53	0.31	(e)	1.03	1.34
Year Ended August 31, 2022	8.89	0.23	(e)	3.63	3.86
Year Ended August 31, 2021	6.16	0.14		2.72	2.86
Year Ended August 31, 2020	6.72	0.13		(0.53)	(0.40)
Year Ended August 31, 2019	9.51	0.17		(2.83)	(2.66)
A Shares
Year Ended August 31, 2023	12.49	0.28	(e)	1.03	1.31
Year Ended August 31, 2022	8.86	0.20	(e)	3.62	3.82
Year Ended August 31, 2021	6.15	0.13		2.70	2.83
Year Ended August 31, 2020	6.70	0.11		(0.52)	(0.41)
Year Ended August 31, 2019	9.49	0.15		(2.83)	(2.68)
C Shares
Year Ended August 31, 2023	12.37	0.19	(e)	1.01	1.20
Year Ended August 31, 2022	8.78	0.13	(e)	3.57	3.70
Year Ended August 31, 2021	6.10	0.08		2.67	2.75
Year Ended August 31, 2020	6.64	0.05		(0.51)	(0.46)
Year Ended August 31, 2019	9.39	0.09		(2.79)	(2.70)

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	The net expense ratio shown for the period reflects the expense limitation agreement which became effective on December 26, 2018.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$(0.27)	$—	$(0.27)	$13.55	10.72%	$19,478	1.15%		2.31%	1.46%	166%
(0.19)	—	(0.19)	12.52	43.38%	25,003	1.15%		1.99%	1.57%	192%
(0.11)	—	(0.11)	8.89	46.49%	6,895	1.15%		1.69%	1.96%	174%
(0.14)	—	(0.14)	6.16	(6.19)%	2,984	1.15%		1.68%	2.18%	191%
(0.11)	—	(0.11)	6.71	(28.27)%	3,079	1.25	%(f)	1.56%	1.68%	145%

(0.31)	—	(0.31)	13.56	11.02%	56,537	0.90%		2.49%	1.21%	166%
(0.22)	—	(0.22)	12.53	43.81%	37,866	0.90%		2.16%	1.34%	192%
(0.13)	—	(0.13)	8.89	46.78%	15,641	0.90%		1.88%	1.69%	174%
(0.16)	—	(0.16)	6.16	(5.91)%	6,254	0.90%		1.82%	1.89%	191%
(0.13)	—	(0.13)	6.72	(28.12)%	11,163	0.97	%(f)	1.88%	1.43%	145%

(0.28)	—	(0.28)	13.52	10.77%	2,826	1.15%		2.23%	1.31%	166%
(0.19)	—	(0.19)	12.49	43.54%	3,170	1.15%		1.88%	1.47%	192%
(0.12)	—	(0.12)	8.86	46.33%	2,216	1.15%		1.54%	1.83%	174%
(0.14)	—	(0.14)	6.15	(6.13)%	1,867	1.15%		1.66%	2.02%	191%
(0.11)	—	(0.11)	6.70	(28.35)%	2,485	1.21	%(f)	1.67%	1.53%	145%

(0.18)	—	(0.18)	13.39	9.93%	6,110	1.90%		1.55%	2.21%	166%
(0.11)	—	(0.11)	12.37	42.42%	4,713	1.90%		1.13%	2.35%	192%
(0.07)	—	(0.07)	8.78	45.25%	3,101	1.90%		0.94%	2.74%	174%
(0.08)	—	(0.08)	6.10	(6.89)%	2,458	1.90%		0.87%	2.91%	191%
(0.05)	—	(0.05)	6.64	(28.82)%	3,688	1.95	%(f)	0.97%	2.43%	145%

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities
Hedged Income Fund
Investor Shares
Year Ended August 31, 2023	$9.93	$0.23	(b)	$0.42	$0.65
Year Ended August 31, 2022	10.81	0.19	(b)	(0.88)	(0.69)
December 28, 2020(f) through August 31, 2021	10.00	0.14		0.74	0.88
Institutional Shares
Year Ended August 31, 2023	9.93	0.25	(b)	0.42	0.67
Year Ended August 31, 2022	10.82	0.23	(b)	(0.91)	(0.68)
December 28, 2020(f) through August 31, 2021	10.00	0.15		0.75	0.90
A shares
Year Ended August 31, 2023	9.91	0.23	(b)	0.43	0.66
Year Ended August 31, 2022	10.80	0.20	(b)	(0.90)	(0.70)
December 28, 2020(f) through August 31, 2021	10.00	0.14		0.74	0.88

(a)	Annualized for periods less than one year, except for Portfolio Turnover.
(b)	Calculated using average shares.
(c)	Not annualized for periods less than one year.
(d)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(f)	Commencement of operations.

Amounts designated as “—” are 0 or have been rounded to 0.

Less Dividends From:						Ratios/Supplemental Data:(a)
Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(c)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(d)	Portfolio Turnover(e)

$(0.23)	$—	$(0.23)	$10.35	6.61%	$164	1.35%	2.24%	1.79%	30%
(0.19)	—	(0.19)	9.93	(6.47)%	309	1.35%	1.86%	1.98%	18%
(0.07)	—	(0.07)	10.81	8.79%	1,438	1.35%	1.90%	2.26%	23%

(0.25)	—	(0.25)	10.35	6.92%	31,802	1.10%	2.47%	1.54%	30%
(0.21)	—	(0.21)	9.93	(6.31)%	33,178	1.10%	2.21%	1.69%	18%
(0.08)	—	(0.08)	10.82	9.04%	23,042	1.10%	2.14%	2.01%	23%

(0.22)	—	(0.22)	10.35	6.71%	916	1.35%	2.24%	1.64%	30%
(0.19)	—	(0.19)	9.91	(6.51)%	1,785	1.35%	1.94%	1.75%	18%
(0.08)	—	(0.08)	10.80	8.77%	1,709	1.35%	1.88%	2.11%	23%

KPMG LLP
Suite 500
191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Cavanal Hill Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Funds listed in the Appendix (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2023, the related statements of operations, the statements of changes in net assets, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods listed in the Appendix. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the

U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2023, by correspondence with custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 9 to the financial statements, the Board of Trustees of the Opportunistic Fund approved a plan of liquidation on October 13, 2023. Our opinion is not modified with respect to this matter.

We have served as the auditor of one or more Cavanal Hill Funds investment companies since 1990.

Columbus, Ohio

October 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

Fund	Financial Statement	Period
U.S. Treasury Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Government Securities Money Market Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Limited Duration Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Moderate Duration Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Bond Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Strategic Enhanced Yield Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Ultra Short Tax-Free Income Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Opportunistic Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

World Energy Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Five years ended August 31, 2023.

Hedged Income Fund
	Statement of Operations	Year ended August 31, 2023.
	Statements of Changes in Net Assets	Two years ended August 31, 2023.
	Financial Highlights	Two years ended August 31, 2023 and for the period December 28, 2020 (commencement of operations) through August 31, 2021.

Additional Fund Information (Unaudited)

August 31, 2023

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ending August 31, 2023, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources).* Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2023, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Bond Fund	0.23164	0.00430	0.23594	0.25142	0.00467	0.25609	0.23182	0.00430	0.23612

*	Capital gains and losses from periodic repayment of bond principal are recognized as income for book purposes but, for U.S. income tax purposes, are distributed to shareholders from net capital gains. 'Final 2023 tax information for the Funds will be mailed to shareholders next year by January 31, 2024. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:

For the year ended August 31, 2023, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income. The Funds intend to designate the maximum amount allowable. Complete information will be reported in conjunction with the 2023 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2023, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Opportunistic Fund	76.63%
World Energy Fund	80.21%
Hedged Income Fund	0.10%

For the year ended August 31, 2023, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 23.8%:

Fund	Percentage
Opportunistic Fund	74.15%
World Energy Fund	100.00%
Hedged Income Fund	0.73%

The Ultra Short Tax-Free Income Fund designated $290,692 of its income distributions as tax-exempt distributions for the year ended August 31, 2023.

For the year ended August 31, 2023, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Fund	$43,519,384
Government Securities Money Market Fund	93,050,843
Limited Duration Fund	1,123,921
Moderate Duration Fund	414,037
Bond Fund	3,206,553
Strategic Enhanced Yield Fund	273,652
Ultra Short Tax-Free Income Fund	11,221
Opportunistic Fund	194,395
World Energy Fund	120,433
Hedged Income Fund	21,523

Additional Fund Information (Unaudited)	Continued

August 31, 2023

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENT

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (the “Adviser”) was formally considered and approved by the Board of Trustees at a meeting held on July 28, 2023. The Trustees reviewed extensive material throughout the year in connection with their consideration of the Advisory Agreement. In connection with such approval, the Trustees, reviewed data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons to industry averages for comparable funds for advisory fees and total fund expenses. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, as well as Counsel to the Funds, which provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by the Adviser, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and the Adviser.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Investment Advisory Agreement should be amended and continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Board meetings, as well as materials furnished specifically in connection with the annual review process. The Adviser’s senior management and portfolio managers presented information to the Trustees at Board meetings and discussed the Funds’ performance and the Funds’ investment objectives, strategies and outlook. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees also considered the Adviser’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Consideration was given to the overall performance of the Adviser in light of the economy. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Funds were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One, three, five and ten-year performance data was presented. The Trustees discussed with the Adviser the performance goals and the actual results achieved in managing the Funds as well as the effect of market conditions on the Funds.

The Cavanal Hill Government Securities Money Market Fund ended the period at $2,590,628,279.50, up 16% from a year earlier; the Cavanal Hill US Treasury Fund totaled $1,682,310,695.35, up 79%. Lipper peer group rankings for the Cavanal Hill Government Securities Money Market Fund were as follows: Administrative Class, 61; Institutional Class, 42; Premier Class, 38; Select Class, 27. Peer rakings for the Cavanal Hill US Treasury Fund were as follows: Administrative Class, 90; Institutional Class, 53; Select Class, 32; and Service Class, 70.

The Limited Duration Fund Institutional share class was in the 69th percentile in its peer group for the one-year period. The relatively conservative positioning of the fund was mildly positive for the fund. However, the duration was slightly longer than peers, hurting performance in a rising rate environment. The Moderate Duration Fund Institutional share class was in the 64th percentile in its peer group for the one year period. The fund's duration, by design, is at the very high end of its peer group. This was the main reason for underperformance during the past year. The Bond Fund Institutional share class was in the 25th percentile for the one-year period. The fund was conservatively positioned, which was beneficial to the fund as credit weakened through much of the period. A duration in line with peers did not have a significant effect on performance. The Strategic Enhanced Yield Fund Institutional share class was in the 83rd percentile for the one-year period. The portfolio experienced significant return swings during January and February, and the March to May period continued slightly smoother. The Ultra Short Tax-Free Income Fund was in the 17th percentile (23/136) of the Lipper Short Municipal Fund group for the year. The Fund's outperformance was due to the short duration; the investment mix of variable rate demand notes (VRDNs) and fixed rate paper positively impacted performance, as rates in the short end of the muni market rose throughout the period.

The Opportunistic Fund (institutional shares) underperformed its Lipper peer group for the one-year period ended May 31, 2023 (92nd percentile). Material underperformance during the first seven months of this period was due to high overall equity exposure relative to peers. Underperformance during the final five months of the period was less drastic as the Fund’s asset allocation was likely more similar to that of its peers. The Fund remains in the top quintile of its Lipper peer group for the 10-year period as of May 31, 2023. As of May 31, 2023, the Institutional class shares of the World Energy Fund had a Morningstar percentile ranking of 55th for the one-year period. Note that Lipper does not have an Energy category, so we compare Fund performance to the Morningstar Energy category. As of May 31, 2023, the fund was a 4-star Morningstar fund. The Mid Cap Diverse Leadership Fund’s under-performance is relative to the Mid Cap Core Lipper peer group. Volatile, high-growth, mega-cap stocks produced some of the highest returns over the one-year period ended May 31, 2023 due to a narrowing market, a robust economy, and indications that the Federal Reserve was nearing the end of the current interest rate hiking cycle. Technology and Consumer Discretionary names that were sold-off in early 2022 also had a resurgence in 2023. The fund was positioned in, generally speaking, higher quality, less volatile stocks compared to the Lipper peer group where many peers have greater exposure to mega-cap tech and higher growth stocks. The fund’s more balanced approach and lack of megacap stocks during this period detracted slightly from performance, especially in Q3 2022. The institutional share class ranks at the 34th percentile for the 1-year period. As of May 31, 2023, the fund was a 4-star Morningstar fund.

Additional Fund Information (Unaudited)	Continued

August 31, 2023

The Hedged Income Fund performance is equally reflective of both Lavaca and Cavanal Hill Investment Management. The Funds trailing 1-year return as of 5/31/23 was -2.8%, which compared to a benchmark return (CBOE S&P 500 BuyWrite Monthly Index) of 3.6%. The Fund’s cyclical bias, lack of ownership of the five largest stocks, and protective puts (relative to the benchmark which does not own any), all detracted from performance over the full time period. This unfavorable performance comparison is to be expected given the fast-rising rally in equity markets YTD which was driven by a very small number of individual stocks. During the period covered calls generated a yield of 3.9%, more than fully offsetting the annualized cost of the protective puts (2.8%). Additionally, the options successfully dampened daily volatility, reducing the standard deviation of daily returns from 0.79% to 0.64% when comparing the Fund to its benchmark. For the first eight months of the period from 6/1/22 through 1/31/23, the Fund outperformed its benchmark. Over the years, the Funds have received numerous Lipper Fund Awards in recognition of outstanding performance. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Funds was within an acceptable range.

Cost of Services and Profits Realized by Cavanal Hill Investment Management, Inc. and its Affiliates

The Trustees also considered peer group comparable information with respect to the investment advisory fees charged by the Adviser to each of the Funds. Information on voluntary fee waivers was presented and considered. The Trustees reviewed administration, custody and distributor fees received, respectively, by the Adviser and its affiliates, BOKF, NA and Cavanal Hill Distributors, Inc. and selling agreement fees earned by BOKF, NA and BOKFS, Inc. The Trustees also considered the fallout benefits to the Adviser of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by the Adviser with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by the Adviser affect the expenses allocated to the Funds in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Trustees also took into account the need to meet regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected that investment advisory fees charged by the Adviser were generally in line with median fees. The investment advisory fees, net of waivers and expenses, with respect to the Funds, were equal to or below the median for all fund classes. The Trustees analyzed the fees paid to the Adviser in light of performance and the services provided, and in light of profitability to the Adviser. Based on their review, the Trustees concluded that the fees paid to, and the profitability of, Cavanal Hill Investment Management, Inc. under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

Finally, the Trustees considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints. The Trustees determined that their review of potential economies of scale supported their decision to approve the Advisory Agreement.

Additional Fund Information (Unaudited)	Continued

August 31, 2023

OPERATION AND IMPLEMENTATION OF THE LIQUIDITY RISK MANAGEMENT PROGRAM

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Cavanal Hill Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust, exclusive of the money market funds (each a “Fund” and collectively the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. Liquidity risk is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the Program and the designation of the Cavanal Hill Liquidity Risk Management Oversight Committee as the Administrator of the Program, subject to the oversight of the Board. The Cavanal Hill Liquidity Risk Management Oversight Committee includes investment, compliance and administration representatives.

The Administrator provided its annual report, dated June 1, 2023 (“Liquidity Report”) to the Board in board meeting materials for the Trust’s July 28, 2023 board meeting. The Liquidity Report assessed the adequacy and effectiveness of the Program. The Liquidity Report addressed the key components of the Program, including (i) the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions, (ii) short-term and long-term cash flow projections, (iii) any liquidity events or applicable highly liquid investment minimums and (iv) classification of portfolio holdings into one of four liquidity categories. The Administrator also reported on filings of Forms N-PORT and N-Liquid with the SEC, including confirmation that none of the Funds exceeded the 15% illiquid security limit.

As reflected in the Liquidity Report, the Program is operating as intended and is an effective tool in implementing the requirements of the Liquidity Rule. Each Fund’s liquidity risk continues to be appropriate in light of the Fund’s investment objective and strategies. No changes to the Program were recommended.

Additional Fund Information (Unaudited)	Continued

August 31, 2023

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
U.S. Treasury Obligations	11.4%
Repurchase Agreements	79.5%
Investment Companies	9.5%
Liabilities in excess of other assets	(0.4)%
Total	100.0%

Government Securities Money Market Fund:

Security Allocation	Percentage of Net Assets
U.S. Government Agency Securities	14.3%
U.S. Treasury Obligations	12.4%
Repurchase Agreements	65.2%
Investment Companies	8.3%
Liabilities in excess of other assets	(0.2)%
Total	100.0%

Limited Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	26.5%
Mortgage Backed Securities	24.8%
Corporate Bonds	16.2%
Taxable Municipal Bonds	0.5%
U.S. Government Agency Securities	13.1%
U.S. Treasury Obligations	13.2%
Investment in Affiliates	5.2%
Other assets in excess of liabilities	0.5%
Total	100.0%

Moderate Duration Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	12.5%
Mortgage Backed Securities	17.0%
Corporate Bonds	17.6%
Taxable Municipal Bonds	9.7%
U.S. Government Agency Securities	9.4%
U.S. Treasury Obligations	26.3%
Investment in Affiliates	6.7%
Other assets in excess of liabilities	0.8%
Total	100.0%

Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	12.4%
Mortgage Backed Securities	17.8%
Corporate Bonds	17.3%
Taxable Municipal Bonds	7.8%
U.S. Government Agency Securities	11.0%
U.S. Treasury Obligations	32.1%
Investment in Affiliates	1.1%
Other assets in excess of liabilities	0.5%
Total	100.0%

Strategic Enhanced Yield Fund:

Security Allocation	Percentage of Net Assets
Mortgage Backed Securities	22.2%
Corporate Bonds	53.5%
U.S. Government Agency Securities	7.5%
U.S. Treasury Obligations	13.2%
Investment in Affiliates	2.5%
Other assets in excess of liabilities	1.1%
Total	100.0%

Ultra Short Tax-Free Income Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	106.8%
Investment in Affiliates	0.0%
Liabilities in excess of other assets	(6.8)%
Total	100.0%

Opportunistic Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	65.2%
Asset Backed Securities	6.8%
Mortgage Backed Securities	7.4%
Corporate Bonds	3.7%
U.S. Treasury Obligations	12.3%
Investment in Affiliates	4.1%
Other assets in excess of liabilities	0.5%
Total	100.0%

World Energy Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	93.1%
Corporate Bonds	5.0%
Investment in Affiliates	0.3%
Exchange Traded Funds	1.1%
Other assets in excess of liabilities	0.5%
Total	100.0%

Hedged Income Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	101.7%
Purchased Options	0.8%
Investment in Affiliates	1.4%
Liabilities in excess of other assets	(3.9)%
Total	100.0%

Additional Fund Information (Unaudited)	Continued

August 31, 2023

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee
Officers
Bill King (1959)	President, Assistant Secretary	Indefinite, 5/20 — Present	From 2016 to present, President and CEO of Cavanal Hill Distributors, Inc. Since 2013, national sales manager of Cavanal Hill Investment Management, Inc.	N/A	N/A

Amy Siefer (1977)	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/23 — Present	From May 2012 to present, Vice President, Citi Fund Services Ohio, Inc.	N/A	N/A

Denise Lewis (1963)	Treasurer	Indefinite, 7/22 — Present	From 2020 to present, SVP of Citi Fund Services Ohio, Inc.	N/A	N/A

Cheryl Briggs (1960)	Vice President and Secretary	Indefinite, 4/15 — Present	From March 2015 to present, Officer, Cavanal Hill Funds Administrator. From November 2008 to March 2015, Executive Assistant for Institutional Wealth Management at BOKF, NA.	N/A	N/A

Catherine Dunn (1971)	Assistant Secretary	Indefinite, 4/22 — Present	From October 2022 to present, Senior Vice President, Cavanal Hill Fund Administration Manager. From April 2021 to September 2022, Manager, Global Fund Services at U.S. Bank. From October 2016 to April 2022, Vice President, Financial Reporting at State Street Bank & Trust.	N/A	N/A

For interested officers, Mr. King, Ms. Dunn and Ms. Briggs, positions held with affiliated persons or principal underwriters of the Trust are provided above. For interested Trustees, the information is listed in the following table:

Name	Positions Held With Affiliated Persons Or Principal Underwriters Of The Funds
Scott Grauer (1964)	BOK Financial, Executive Vice President, Wealth Management Division; BOKFS, Chief Executive Officer. Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management and BOK Financial Private Wealth, Inc., and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

Additional Fund Information (Unaudited)	Continued

August 31, 2023

Trustees and Officers of Cavanal Hill Funds

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee During the Past 5 Years*
Independent Trustees:
William H. Wilson Jr. (1958)	Trustee, Chairman	Indefinite, 5/08—Present	Ownership interest and/or executive positions with Sage Partners and Lonestar Ecology	10	N/A

Jennifer Wheeler (1972)	Trustee	Indefinite, 11/16—Present	Counsel to the American Fidelity Insurance Company; Shareholder, McAfee & Taft	10	N/A

Interested Trustees:
Scott Grauer** (1964)	Trustee	Indefinite, 1/10—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF; from 1991 to present, CEO, BOK Financial Securities, Inc.	10	N/A

*	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
**	Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOK Financial, the parent of Cavanal Hill Distributors, Inc. (“CHD”) and the indirect parent of Cavanal Hill Investment Management, Inc. (“CHIM”). Mr. Grauer is also Chairman of the Board of BOKFS, CHD, CHIM and affiliated advisers, BOK Financial Asset Management, Inc. and BOK Financial Private Wealth, and serves as an officer or as a member of the board for other BOK Financial subsidiaries.

The Funds’ Statement of Additional Information includes additional information about the Trustees and Officers. The Statement of Additional Information may be obtained by calling 1-800-762-7085.

Additional Fund Information (Unaudited)	Continued

August 31, 2023

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2023 through August 31, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23 - 8/31/23	Expense Ratio During Period* 3/1/23 - 8/31/23
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,022.10	$3.41	0.67%
Institutional Shares	1,000.00	1,024.20	1.28	0.25%
Select Shares	1,000.00	1,024.70	0.87	0.17%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,022.60	3.11	0.61%
Institutional Shares	1,000.00	1,024.30	1.43	0.28%
Select Shares	1,000.00	1,024.70	1.02	0.20%
Premier Shares	1,000.00	1,023.60	2.09	0.41%
Limited Duration Fund
Investor Shares	1,000.00	1,014.60	4.72	0.93%
Institutional Shares	1,000.00	1,015.70	3.56	0.70%
A Shares	1,000.00	1,014.00	5.23	1.03%
Moderate Duration Fund
Investor Shares	1,000.00	1,016.20	3.76	0.74%
Institutional Shares	1,000.00	1,017.40	2.49	0.49%
A Shares	1,000.00	1,017.20	3.76	0.74%
Bond Fund
Investor Shares	1,000.00	1,011.10	3.60	0.71%
Institutional Shares	1,000.00	1,012.40	2.38	0.47%
A Shares	1,000.00	1,011.20	3.60	0.71%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,010.20	5.12	1.01%
Institutional Shares	1,000.00	1,011.40	3.85	0.76%
A Shares	1,000.00	1,010.10	5.12	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,014.90	3.05	0.60%
Institutional Shares	1,000.00	1,016.20	1.78	0.35%
A Shares	1,000.00	1,014.90	3.05	0.60%
Opportunistic Fund
Investor Shares	1,000.00	1,022.40	6.37	1.25%
Institutional Shares	1,000.00	1,024.30	5.10	1.00%
A Shares	1,000.00	1,022.80	6.37	1.25%
C Shares	1,000.00	1,018.80	10.18	2.00%
World Energy Fund
Investor Shares	1,000.00	1,089.00	6.06	1.15%
Institutional Shares	1,000.00	1,090.50	4.74	0.90%
A Shares	1,000.00	1,090.20	6.06	1.15%
C Shares	1,000.00	1,086.10	9.99	1.90%
Hedged Income Fund
Investor Shares	1,000.00	1,041.10	6.95	1.35%
Institutional Shares	1,000.00	1,042.50	5.66	1.10%
A Shares	1,000.00	1,042.20	6.95	1.35%

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Additional Fund Information (Unaudited)	Concluded

August 31, 2023

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expense may not be used to estimate actual ending account balance or expense you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/23	Ending Account Value 8/31/23	Expenses Paid During Period 3/1/23 - 8/31/23	Expense Ratio During Period* 3/1/23 - 8/31/23
U.S. Treasury Fund
Administrative Shares	$1,000.00	$1,021.83	$3.41	0.67%
Institutional Shares	1,000.00	1,023.95	1.28	0.25%
Select Shares	1,000.00	1,024.35	0.87	0.17%
Government Securities Money Market Fund
Administrative Shares	1,000.00	1,022.13	3.11	0.61%
Institutional Shares	1,000.00	1,023.79	1.43	0.28%
Select Shares	1,000.00	1,024.20	1.02	0.20%
Premier Shares	1,000.00	1,023.14	2.09	0.41%
Limited Duration Fund
Investor Shares	1,000.00	1,020.52	4.74	0.93%
Institutional Shares	1,000.00	1,021.68	3.57	0.70%
A Shares	1,000.00	1,020.01	5.24	1.03%
Moderate Duration Fund
Investor Shares	1,000.00	1,021.48	3.77	0.74%
Institutional Shares	1,000.00	1,022.74	2.50	0.49%
A Shares	1,000.00	1,021.48	3.77	0.74%
Bond Fund
Investor Shares	1,000.00	1,021.63	3.62	0.71%
Institutional Shares	1,000.00	1,022.84	2.40	0.47%
A Shares	1,000.00	1,021.63	3.62	0.71%
Strategic Enhanced Yield Fund
Investor Shares	1,000.00	1,020.11	5.14	1.01%
Institutional Shares	1,000.00	1,021.37	3.87	0.76%
A Shares	1,000.00	1,020.11	5.14	1.01%
Ultra Short Tax-Free Income Fund
Investor Shares	1,000.00	1,022.18	3.06	0.60%
Institutional Shares	1,000.00	1,023.44	1.79	0.35%
A Shares	1,000.00	1,022.18	3.06	0.60%
Opportunistic Fund
Investor Shares	1,000.00	1,018.90	6.36	1.25%
Institutional Shares	1,000.00	1,020.16	5.09	1.00%
A Shares	1,000.00	1,018.90	6.36	1.25%
C Shares	1,000.00	1,015.12	10.16	2.00%
World Energy Fund
Investor Shares	1,000.00	1,019.41	5.85	1.15%
Institutional Shares	1,000.00	1,020.67	4.58	0.90%
A Shares	1,000.00	1,019.41	5.85	1.15%
C Shares	1,000.00	1,015.63	9.65	1.90%
Hedged Income Fund
Investor Shares	1,000.00	1,018.40	6.87	1.35%
Institutional Shares	1,000.00	1,019.66	5.60	1.10%
A Shares	1,000.00	1,018.40	6.87	1.35%

*	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Ann-08/23

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Wilson Jr. who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2023	2022
(a) Audit Fees	$143,840	$172,175
(b) Audit-Related Fees	$37,925	$42,000
(c) Tax Fees*	$45,666	$59,355
(d) All Other Fees	$-	$-

*	Related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

4(e)(1)

The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

4(e)(2)

2022 – 0%

2021 – 0%

4(f) Not Applicable

4(g)

2022 – $83,591

2021 – $101,355

4(h) Not Applicable

4(i) Not Applicable

4(j) Not Applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1).	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Cavanal Hill Funds

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bill King
Bill King, President (Principal Executive Officer)

Date        October 27, 2023

By (Signature and Title)*	/s/ Denise Lewis
Denise Lewis, Treasurer (Principal Financial Officer)

Date        October 26, 2023